UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income - Initial Class	-42.65%	-3.74%	-0.20%
VIP Equity-Income - Service Class A	-42.70%	-3.85%	-0.30%
VIP Equity-Income - Service Class 2 B	-42.81%	-3.99%	-0.44%
VIP Equity-Income - Investor Class C	-42.71%	-3.82%	-0.24%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund trailed the Russell 3000® Value Index, which declined 36.25%. (For specific portfolio results, please refer to the performance section of this report.) Although the fund was underweighted in financials - the worst-performing group in both the fund and the benchmark during the period - poor stock picks there were the biggest drag on performance relative to the index. Stock selection in energy and consumer discretionary, as well as an overweighting in the latter sector, also detracted. On the positive side, the fund's slight overweighting in telecommunication services helped relative performance, as did stock selection in information technology. Disappointments included insurance giant American International Group (AIG), which was the biggest detractor from relative performance, as it suffered from losses in its investment portfolio of debt securities and the unraveling of its portfolio of structured investment products. Fannie Mae, the nation's largest mortgage guarantor, was hurt by loan losses as the bottom fell out of the mortgage market. The fund's common stock holding was sold from the portfolio. On the positive side, underweighting General Electric made the biggest contribution to relative performance. The multi-industry conglomerate disappointed investors with lower-than-expected earnings, stemming largely from troubles at its financial services unit. Elsewhere, as budget-conscious Americans turned to discount retailers in growing numbers, Wal-Mart reaped the benefits and its stock did well, helping fund performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.57%
Actual		$ 1,000.00	$ 671.20	$ 2.39
Hypothetical A		$ 1,000.00	$ 1,022.27	$ 2.90
Service Class	.67%
Actual		$ 1,000.00	$ 671.00	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,021.77	$ 3.40
Service Class 2.82%
Actual		$ 1,000.00	$ 670.30	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Service Class 2R	.82%
Actual		$ 1,000.00	$ 669.90	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Investor Class	.66%
Actual		$ 1,000.00	$ 670.80	$ 2.77
Hypothetical A		$ 1,000.00	$ 1,021.82	$ 3.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.9	5.9
AT&T, Inc.	4.1	3.5
Chevron Corp.	3.5	2.2
JPMorgan Chase & Co.	3.4	2.0
Wells Fargo & Co.	3.2	1.1
Bank of America Corp.	2.5	2.0
Verizon Communications, Inc.	2.1	1.5
ConocoPhillips	2.0	2.0
Pfizer, Inc.	2.0	1.4
General Electric Co.	1.9	1.8
	29.6
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	21.8
Energy	18.3	21.3
Consumer Discretionary	12.2	12.9
Industrials	10.3	10.0
Health Care	9.1	6.6
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 98.5%		Stocks 98.3%
	Bonds 1.2%		Bonds 1.2%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.6%	** Foreign investments	11.1%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.9%
Gentex Corp.	246,980	$ 2,180,833
Johnson Controls, Inc.	1,429,252	25,955,216
Magna International, Inc. Class A	224,700	6,786,985
The Goodyear Tire & Rubber Co. (a)	2,247,200	13,415,784
		48,338,818
Automobiles - 0.5%
Fiat SpA	786,700	5,291,290
Harley-Davidson, Inc. (d)	841,750	14,284,498
Renault SA	199,979	5,243,447
Winnebago Industries, Inc.	144,011	868,386
		25,687,621
Diversified Consumer Services - 0.7%
H&R Block, Inc. (d)	1,710,386	38,859,970
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. unit (a)	112,000	11,592,000
Starbucks Corp. (a)	1,386,000	13,111,560
Starwood Hotels & Resorts Worldwide, Inc.	177,500	3,177,250
		27,880,810
Household Durables - 1.6%
Beazer Homes USA, Inc. (a)(d)	548,987	867,399
Black & Decker Corp.	274,400	11,472,664
Centex Corp.	963,300	10,249,512
KB Home	178,100	2,425,722
Lennar Corp. Class A	600,900	5,209,803
Newell Rubbermaid, Inc.	1,063,520	10,401,226
Pulte Homes, Inc.	796,751	8,708,488
The Stanley Works	356,030	12,140,623
Whirlpool Corp.	500,834	20,709,486
		82,184,923
Internet & Catalog Retail - 0.1%
Liberty Media Corp. - Interactive Series A (a)	845,069	2,636,615
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,013,757	4,267,917
Media - 3.1%
Ascent Media Corp. (a)	57,214	1,249,554
Belo Corp. Series A	876,066	1,366,663
CC Media Holdings, Inc. Class A (a)	693,958	1,568,345
Comcast Corp. Class A	2,339,236	39,486,304
Informa PLC	1,287,600	4,624,022
Interpublic Group of Companies, Inc. (a)	912,400	3,613,104
Liberty Global, Inc. Class A (a)	111,780	1,779,538
McGraw-Hill Companies, Inc.	209,900	4,867,581
Scripps Networks Interactive, Inc. Class A	750,647	16,514,234
The Walt Disney Co.	868,300	19,701,727
Time Warner Cable, Inc. (a)	533,200	11,437,140

	Shares	Value
Time Warner, Inc.	4,927,950	$ 49,575,177
Virgin Media, Inc. (d)	982,935	4,904,846
		160,688,235
Multiline Retail - 1.7%
Kohl's Corp. (a)(d)	1,253,553	45,378,619
Macy's, Inc.	1,253,200	12,970,620
Target Corp.	784,200	27,078,426
Tuesday Morning Corp. (a)	555,523	905,502
		86,333,167
Specialty Retail - 2.3%
Home Depot, Inc.	2,507,100	57,713,442
Lowe's Companies, Inc.	401,678	8,644,111
OfficeMax, Inc.	513,300	3,921,612
PetSmart, Inc.	444,568	8,202,280
RadioShack Corp.	368,100	4,395,114
Staples, Inc.	1,412,845	25,318,182
Tiffany & Co., Inc.	133,700	3,159,331
Williams-Sonoma, Inc.	776,100	6,100,146
		117,454,218
Textiles, Apparel & Luxury Goods - 0.0%
Liz Claiborne, Inc.	668,615	1,738,399
TOTAL CONSUMER DISCRETIONARY		596,070,693
CONSUMER STAPLES - 5.5%
Beverages - 0.7%
Carlsberg AS Series B	277,650	9,120,325
Heineken NV (Bearer)	251,170	7,726,522
The Coca-Cola Co.	467,765	21,175,722
		38,022,569
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	473,700	13,614,138
Wal-Mart Stores, Inc.	731,463	41,005,816
Winn-Dixie Stores, Inc. (a)	435,720	7,015,092
		61,635,046
Food Products - 1.5%
Hershey Co.	599,500	20,826,630
Kraft Foods, Inc. Class A	520,754	13,982,245
Marine Harvest ASA (a)(d)	16,379,000	2,525,987
Nestle SA (Reg.)	669,550	26,452,047
Tyson Foods, Inc. Class A	1,471,727	12,892,329
		76,679,238
Household Products - 1.0%
Kimberly-Clark Corp.	413,400	21,802,716
Procter & Gamble Co.	519,142	32,093,358
		53,896,074
Personal Products - 0.2%
Avon Products, Inc.	364,970	8,770,229
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.9%
Philip Morris International, Inc.	1,065,605	$ 46,364,474
TOTAL CONSUMER STAPLES		285,367,630
ENERGY - 18.3%
Energy Equipment & Services - 2.1%
BJ Services Co.	400,724	4,676,449
Halliburton Co.	826,695	15,029,315
Nabors Industries Ltd. (a)	947,513	11,341,731
Noble Corp.	1,353,668	29,902,526
Pride International, Inc. (a)	331,800	5,302,164
Schlumberger Ltd. (NY Shares)	1,081,557	45,782,308
		112,034,493
Oil, Gas & Consumable Fuels - 16.2%
Anadarko Petroleum Corp.	183,500	7,073,925
Apache Corp.	389,480	29,027,944
Boardwalk Pipeline Partners, LP	349,600	6,215,888
Chesapeake Energy Corp.	325,900	5,269,803
Chevron Corp.	2,413,929	178,558,328
ConocoPhillips	2,034,200	105,371,560
CONSOL Energy, Inc.	226,690	6,478,800
Devon Energy Corp.	114,000	7,490,940
EOG Resources, Inc.	485,500	32,324,590
Exxon Mobil Corp.	3,178,730	253,758,012
Hess Corp.	498,100	26,718,084
Occidental Petroleum Corp.	775,000	46,492,250
Peabody Energy Corp.	222,361	5,058,713
Repsol YPF SA	101,300	2,173,046
Repsol YPF SA sponsored ADR	975,789	20,989,221
Royal Dutch Shell PLC:
Class A sponsored ADR	849,800	44,988,412
Class B ADR	232,200	11,942,046
Total SA sponsored ADR	414,033	22,896,025
Valero Energy Corp.	833,174	18,029,885
Williams Companies, Inc.	447,600	6,481,248
		837,338,720
TOTAL ENERGY		949,373,213
FINANCIALS - 22.0%
Capital Markets - 3.3%
Bank of New York Mellon Corp.	2,573,095	72,895,781
Credit Suisse Group sponsored ADR	466,800	13,191,768
Deutsche Bank AG	61,500	2,502,540
Goldman Sachs Group, Inc.	359,379	30,327,994
KKR Private Equity Investors, LP (a)	394,743	1,381,601
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	601,500	2,105,250
Morgan Stanley	1,531,477	24,564,891

	Shares	Value
State Street Corp.	272,680	$ 10,724,504
UBS AG (NY Shares)	783,400	11,202,620
		168,896,949
Commercial Banks - 6.7%
Associated Banc-Corp. (d)	1,137,055	23,798,561
Fifth Third Bancorp (d)	1,427,120	11,788,011
Huntington Bancshares, Inc.	378,190	2,896,935
KeyCorp	1,286,400	10,960,128
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,542,625	21,999,701
PNC Financial Services Group, Inc.	1,372,130	67,234,370
Sterling Financial Corp., Washington (d)	732,527	6,446,238
U.S. Bancorp, Delaware	972,938	24,333,179
Wachovia Corp.	2,322,152	12,864,722
Wells Fargo & Co.	5,685,469	167,607,626
		349,929,471
Consumer Finance - 1.2%
Capital One Financial Corp.	596,499	19,022,353
Discover Financial Services	2,698,269	25,714,504
Promise Co. Ltd.	332,700	8,431,947
SLM Corp. (a)	904,032	8,045,885
		61,214,689
Diversified Financial Services - 6.5%
Bank of America Corp.	9,031,519	127,163,788
CIT Group, Inc. (d)	1,471,697	6,681,504
Citigroup, Inc.	4,146,298	27,821,660
JPMorgan Chase & Co.	5,590,512	176,268,843
		337,935,795
Insurance - 3.1%
ACE Ltd.	687,396	36,376,996
Allianz AG sponsored ADR	491,500	5,322,945
American International Group, Inc.	1,742,610	2,735,898
Hartford Financial Services Group, Inc.	620,200	10,183,684
MBIA, Inc. (d)	581,300	2,365,891
MetLife, Inc.	321,017	11,190,653
MetLife, Inc. unit	722,300	7,439,690
Montpelier Re Holdings Ltd.	1,125,300	18,893,787
PartnerRe Ltd.	351,824	25,074,496
Reinsurance Group of America, Inc.	19,988	855,886
The Travelers Companies, Inc.	757,696	34,247,859
XL Capital Ltd. Class A	1,272,800	4,709,360
		159,397,145
Real Estate Investment Trusts - 0.8%
Annaly Capital Management, Inc.	606,500	9,625,155
Developers Diversified Realty Corp.	413,894	2,019,803
HCP, Inc.	575,400	15,978,858
LaSalle Hotel Properties (SBI)	312,033	3,447,965
Senior Housing Properties Trust (SBI)	492,956	8,833,772
		39,905,553
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	2,107,041	9,102,417
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp.	152,852	$ 531,925
New York Community Bancorp, Inc.	812,320	9,715,347
Washington Mutual, Inc.	2,293,942	49,319
		10,296,591
TOTAL FINANCIALS		1,136,678,610
HEALTH CARE - 8.8%
Biotechnology - 0.7%
Amgen, Inc. (a)	596,822	34,466,471
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	2,099,862	16,252,932
Covidien Ltd.	546,636	19,810,089
Medtronic, Inc.	199,400	6,265,148
		42,328,169
Health Care Providers & Services - 0.2%
Brookdale Senior Living, Inc.	715,901	3,994,728
UnitedHealth Group, Inc.	312,900	8,323,140
		12,317,868
Health Care Technology - 0.1%
IMS Health, Inc.	289,000	4,381,240
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	1,075,500	25,005,375
Johnson & Johnson	1,450,800	86,801,364
Merck & Co., Inc.	1,525,700	46,381,280
Novartis AG sponsored ADR	158,800	7,901,888
Pfizer, Inc.	5,761,600	102,037,936
Schering-Plough Corp.	1,779,436	30,303,795
Wyeth	1,663,600	62,401,636
		360,833,274
TOTAL HEALTH CARE		454,327,022
INDUSTRIALS - 10.2%
Aerospace & Defense - 3.0%
General Dynamics Corp.	224,900	12,951,991
Honeywell International, Inc.	1,635,425	53,691,003
Lockheed Martin Corp.	150,300	12,637,224
Spirit AeroSystems Holdings, Inc. Class A (a)	769,882	7,829,700
The Boeing Co.	526,384	22,460,805
United Technologies Corp.	845,540	45,320,944
		154,891,667
Building Products - 0.3%
Masco Corp.	1,241,900	13,822,347
Commercial Services & Supplies - 0.4%
Avery Dennison Corp. (d)	572,579	18,740,511

	Shares	Value
Industrial Conglomerates - 4.0%
3M Co. (d)	503,103	$ 28,948,547
General Electric Co.	6,021,890	97,554,618
Rheinmetall AG	245,933	8,141,046
Siemens AG sponsored ADR	704,400	53,358,300
Textron, Inc.	424,600	5,889,202
Tyco International Ltd.	624,436	13,487,818
		207,379,531
Machinery - 1.8%
Briggs & Stratton Corp. (d)	1,119,488	19,691,794
Caterpillar, Inc.	145,200	6,486,084
Cummins, Inc.	201,200	5,378,076
Danaher Corp.	44,800	2,536,128
Eaton Corp.	384,500	19,113,495
Illinois Tool Works, Inc.	294,800	10,332,740
Ingersoll-Rand Co. Ltd. Class A	610,288	10,588,497
Kennametal, Inc.	438,691	9,734,553
SPX Corp.	276,910	11,228,701
		95,090,068
Professional Services - 0.2%
Equifax, Inc.	321,634	8,529,734
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	214,300	16,224,653
Union Pacific Corp.	266,500	12,738,700
		28,963,353
TOTAL INDUSTRIALS		527,417,211
INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	2,213,380	36,078,094
Motorola, Inc.	2,139,412	9,477,595
		45,555,689
Computers & Peripherals - 1.7%
EMC Corp. (a)	572,800	5,997,216
Hewlett-Packard Co.	1,257,465	45,633,405
International Business Machines Corp.	440,400	37,064,064
		88,694,685
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	833,400	15,701,256
Avnet, Inc. (a)	1,038,554	18,912,068
Tyco Electronics Ltd.	859,536	13,933,079
		48,546,403
IT Services - 0.4%
MoneyGram International, Inc.	895,100	904,051
The Western Union Co.	1,027,717	14,737,462
Visa, Inc.	111,800	5,863,910
		21,505,423
Office Electronics - 0.2%
Xerox Corp.	1,034,035	8,241,259
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	893,400	$ 16,992,468
Applied Materials, Inc.	2,099,600	21,268,948
Atmel Corp. (a)	766,800	2,400,084
Intel Corp.	3,516,700	51,554,822
Micron Technology, Inc. (a)	847,500	2,237,400
National Semiconductor Corp.	1,615,847	16,271,579
Novellus Systems, Inc. (a)	755,939	9,328,287
Teradyne, Inc. (a)	2,076,900	8,764,518
Varian Semiconductor Equipment Associates, Inc. (a)	347,400	6,294,888
		135,112,994
Software - 1.4%
CA, Inc.	563,900	10,449,067
Microsoft Corp.	1,503,460	29,227,262
Oracle Corp. (a)	874,808	15,510,346
Symantec Corp. (a)	1,058,833	14,315,422
		69,502,097
TOTAL INFORMATION TECHNOLOGY		417,158,550
MATERIALS - 1.7%
Chemicals - 1.0%
Celanese Corp. Class A	512,900	6,375,347
Chemtura Corp.	2,212,364	3,097,310
Dow Chemical Co.	476,100	7,184,349
E.I. du Pont de Nemours & Co.	786,800	19,906,040
H.B. Fuller Co.	389,950	6,282,095
Linde AG	122,800	10,624,059
		53,469,200
Metals & Mining - 0.7%
Alcoa, Inc.	1,241,171	13,975,585
Barrick Gold Corp.	265,600	9,759,987
Nucor Corp.	250,800	11,586,960
		35,322,532
TOTAL MATERIALS		88,791,732
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 6.8%
AT&T, Inc.	7,543,269	214,983,167
Qwest Communications International, Inc. (d)	8,176,100	29,761,004
Verizon Communications, Inc.	3,145,802	106,642,688
		351,386,859

	Shares	Value
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	2,823,300	$ 5,166,639
Vodafone Group PLC sponsored ADR	909,187	18,583,782
		23,750,421
TOTAL TELECOMMUNICATION SERVICES		375,137,280
UTILITIES - 3.5%
Electric Utilities - 1.9%
Allegheny Energy, Inc.	1,013,104	34,303,701
Entergy Corp.	456,700	37,965,471
Exelon Corp.	488,300	27,154,363
		99,423,535
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	2,160,358	17,801,350
Multi-Utilities - 1.3%
Public Service Enterprise Group, Inc.	1,326,600	38,696,922
Wisconsin Energy Corp.	667,200	28,009,056
		66,705,978
TOTAL UTILITIES		183,930,863
TOTAL COMMON STOCKS (Cost $6,237,789,639)		5,014,252,804
Convertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp. Series C, 6.25%	726,200	2,287,530
FINANCIALS - 1.0%
Capital Markets - 0.2%
Legg Mason, Inc. 7.00%	542,900	11,969,859
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	7,011,000
Wachovia Corp. 7.50%	2,990	2,242,500
		9,253,500
Diversified Financial Services - 0.5%
Bank of America Corp. Series L, 7.25%	17,700	11,527,125
CIT Group, Inc. Series C, 8.75%	81,800	2,186,514
Citigroup, Inc. Series T, 6.50%	432,849	12,119,772
		25,833,411
Insurance - 0.1%
American International Group, Inc. Series A, 8.50%	510,400	4,261,330
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 8.75%	541,300	633,321
TOTAL FINANCIALS		51,951,421
Convertible Preferred Stocks - continued
	Shares	Value
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Schering-Plough Corp. 6.00%	93,000	$ 16,203,390
MATERIALS - 0.2%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	1,109,834
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	232,700	10,845,682
TOTAL MATERIALS		11,955,516
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $203,478,908)		82,397,857
Investment Companies - 0.1%

Ares Capital Corp. (Cost $10,607,570)	604,054	3,823,662
Corporate Bonds - 1.2%
	Principal Amount
Convertible Bonds - 1.0%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 10,280,000	2,721,116
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,650,000	355,875
Media - 0.5%
Liberty Media Corp.:
3.5% 1/15/31	258,180	113,213
4% 11/15/29 (e)	4,750,000	1,235,000
3.5% 1/15/31 (e)	9,447,134	4,142,606
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	13,248,348
0% 2/28/21	3,490,000	2,039,556
Virgin Media, Inc. 6.5% 11/15/16 (e)	13,854,000	6,727,502
		27,506,225
TOTAL CONSUMER DISCRETIONARY		30,583,216
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. 8.5% 5/15/15	6,360,000	1,538,484
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 9% 4/1/63 (e)	9,018,000	3,422,498

	Principal Amount	Value
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (e)	$ 8,490,000	$ 3,918,135
4.5% 6/30/21	280,000	129,220
		4,047,355
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	14,340,000	4,108,410
6% 5/1/15	4,780,000	1,369,470
Micron Technology, Inc. 1.875% 6/1/14	2,570,000	838,694
		6,316,574
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,320,000	2,231,023
5.25% 12/15/11 (e)	11,850,000	4,903,412
5.25% 12/15/11	4,290,000	1,775,159
		8,909,594
TOTAL CONVERTIBLE BONDS		54,817,721
Nonconvertible Bonds - 0.2%
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	9,614,137
TOTAL CORPORATE BONDS (Cost $136,029,347)		64,431,858
Money Market Funds - 1.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c) (Cost $81,590,284)	81,590,284	81,590,284
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,669,495,748)		5,246,496,465
NET OTHER ASSETS - (1.3)%		(69,223,622)
NET ASSETS - 100%		$ 5,177,272,843
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,811,161 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 328,823
Fidelity Securities Lending Cash Central Fund	4,600,914
Total	$ 4,929,737
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,246,496,465	$ 5,004,471,972	$ 230,432,493	$ 11,592,000
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	392,000
Cost of Purchases	11,200,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 11,592,000

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Bermuda	2.1%
Switzerland	1.8%
United Kingdom	1.5%
Germany	1.5%
Others (individually less than 1%)	3.7%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $237,582,450 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $80,687,657) - See accompanying schedule: Unaffiliated issuers (cost $6,587,905,464)	$ 5,164,906,181
Fidelity Central Funds (cost $81,590,284)	81,590,284
Total Investments (cost $6,669,495,748)		$ 5,246,496,465
Cash		1,018,488
Receivable for investments sold		143,925
Receivable for fund shares sold		8,429,989
Dividends receivable		10,661,944
Interest receivable		1,090,252
Distributions receivable from Fidelity Central Funds		57,208
Prepaid expenses		69,845
Other receivables		174,488
Total assets		5,268,142,604

Liabilities
Payable for investments purchased	$ 393,685
Payable for fund shares redeemed	5,583,139
Accrued management fee	1,941,427
Distribution fees payable	296,601
Other affiliated payables	373,880
Other payables and accrued expenses	690,745
Collateral on securities loaned, at value	81,590,284
Total liabilities		90,869,761

Net Assets		$ 5,177,272,843
Net Assets consist of:
Paid in capital		$ 6,894,988,381
Undistributed net investment income		2,607,485
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(297,050,126)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,423,272,897)
Net Assets		$ 5,177,272,843

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($3,322,799,332 ÷ 252,168,191 shares)	$ 13.18

Service Class: Net Asset Value, offering price and redemption price per share ($405,081,868 ÷ 30,835,471 shares)	$ 13.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,321,569,292 ÷ 101,665,710 shares)	$ 13.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,339,112 ÷ 412,768 shares)	$ 12.93

Investor Class: Net Asset Value, offering price and redemption price per share ($122,483,239 ÷ 9,313,994 shares)	$ 13.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 228,600,131
Interest		7,002,877
Income from Fidelity Central Funds		4,929,737
Total income		240,532,745

Expenses
Management fee	$ 37,660,888
Transfer agent fees	5,842,043
Distribution fees	5,729,877
Accounting and security lending fees	1,249,950
Custodian fees and expenses	161,584
Independent trustees' compensation	40,287
Depreciation in deferred trustee compensation account	(2,681)
Audit	90,282
Legal	58,703
Interest	182,185
Miscellaneous	1,280,291
Total expenses before reductions	52,293,409
Expense reductions	(53,667)	52,239,742
Net investment income (loss)		188,293,003
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,700,838)
Investment not meeting investment restrictions	32,186
Foreign currency transactions	(5,587)
Total net realized gain (loss)		(284,674,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,122,619,209)
Assets and liabilities in foreign currencies	(3,266)
Total change in net unrealized appreciation (depreciation)		(4,122,622,475)
Net gain (loss)		(4,407,296,714)
Net increase (decrease) in net assets resulting from operations		$ (4,219,003,711)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 188,293,003	$ 197,428,237
Net realized gain (loss)	(284,674,239)	910,261,376
Change in net unrealized appreciation (depreciation)	(4,122,622,475)	(894,509,627)
Net increase (decrease) in net assets resulting from operations	(4,219,003,711)	213,179,986
Distributions to shareholders from net investment income	(186,575,269)	(201,405,100)
Distributions to shareholders from net realized gain	(8,976,342)	(921,452,556)
Total distributions	(195,551,611)	(1,122,857,656)
Share transactions - net increase (decrease)	(1,357,103,153)	(135,088,400)
Redemption fees	1,769	5,392
Total increase (decrease) in net assets	(5,771,656,706)	(1,044,760,678)

Net Assets
Beginning of period	10,948,929,549	11,993,690,227
End of period (including undistributed net investment income of $2,607,485 and undistributed net investment income of $206,540, respectively)	$ 5,177,272,843	$ 10,948,929,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 26.20	$ 25.49	$ 25.37	$ 23.18
Income from Investment Operations
Net investment income (loss) C	.47	.47	.45	.42	.40
Net realized and unrealized gain (loss)	(10.67)	(.05) F	4.37	1.00	2.24
Total from investment operations	(10.20)	.42	4.82	1.42	2.64
Distributions from net investment income	(.51)	(.50)	(.89)	(.41)	(.36)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.53)	(2.71)	(4.11)	(1.30)	(.45)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.18	$ 23.91	$ 26.20	$ 25.49	$ 25.37
Total Return A,B	(42.65)%	1.53%	20.19%	5.87%	11.53%
Ratios to Average Net Assets D,G
Expenses before reductions	.57%	.55%	.57%	.56%	.58%
Expenses net of fee waivers, if any	.57%	.55%	.57%	.56%	.58%
Expenses net of all reductions	.57%	.54%	.56%	.55%	.57%
Net investment income (loss)	2.37%	1.71%	1.76%	1.71%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,322,799	$ 7,201,655	$ 8,315,159	$ 7,875,801	$ 8,689,829
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.82	$ 26.11	$ 25.39	$ 25.28	$ 23.11
Income from Investment Operations
Net investment income (loss) C	.44	.44	.43	.39	.38
Net realized and unrealized gain (loss)	(10.62)	(.05) F	4.35	1.00	2.22
Total from investment operations	(10.18)	.39	4.78	1.39	2.60
Distributions from net investment income	(.48)	(.47)	(.84)	(.39)	(.34)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.50)	(2.68)	(4.06)	(1.28)	(.43)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.14	$ 23.82	$ 26.11	$ 25.39	$ 25.28
Total Return A,B	(42.70)%	1.42%	20.08%	5.76%	11.38%
Ratios to Average Net Assets D,G
Expenses before reductions	.67%	.65%	.67%	.66%	.68%
Expenses net of fee waivers, if any	.67%	.65%	.67%	.66%	.68%
Expenses net of all reductions	.67%	.64%	.66%	.65%	.67%
Net investment income (loss)	2.27%	1.61%	1.66%	1.61%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 405,082	$ 920,054	$ 1,118,333	$ 1,079,838	$ 1,170,778
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 25.87	$ 25.17	$ 25.09	$ 22.96
Income from Investment Operations
Net investment income (loss) C	.41	.39	.38	.35	.34
Net realized and unrealized gain (loss)	(10.50)	(.04) F	4.32	.98	2.21
Total from investment operations	(10.09)	.35	4.70	1.33	2.55
Distributions from net investment income	(.46)	(.44)	(.78)	(.36)	(.33)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.48)	(2.65)	(4.00)	(1.25)	(.42)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.00	$ 23.57	$ 25.87	$ 25.17	$ 25.09
Total Return A,B	(42.81)%	1.27%	19.93%	5.57%	11.23%
Ratios to Average Net Assets D,G
Expenses before reductions	.82%	.80%	.82%	.81%	.83%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.81%	.83%
Expenses net of all reductions	.82%	.80%	.82%	.80%	.82%
Net investment income (loss)	2.12%	1.46%	1.51%	1.46%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,321,569	$ 2,583,129	$ 2,373,059	$ 1,723,546	$ 1,420,999
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 25.73	$ 25.08	$ 25.01	$ 22.91
Income from Investment Operations
Net investment income (loss) C	.41	.39	.38	.35	.34
Net realized and unrealized gain (loss)	(10.45)	(.04) F	4.29	.99	2.20
Total from investment operations	(10.04)	.35	4.67	1.34	2.54
Distributions from net investment income	(.45)	(.43)	(.80)	(.38)	(.35)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.47)	(2.64)	(4.02)	(1.27)	(.44)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.93	$ 23.44	$ 25.73	$ 25.08	$ 25.01
Total Return A,B	(42.82)%	1.27%	19.89%	5.61%	11.22%
Ratios to Average Net Assets D,G
Expenses before reductions	.82%	.80%	.82%	.81%	.83%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.81%	.83%
Expenses net of all reductions	.81%	.79%	.81%	.80%	.82%
Net investment income (loss)	2.12%	1.46%	1.51%	1.46%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,339	$ 13,558	$ 17,089	$ 9,651	$ 5,617
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 23.85	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.44	.44	.42	.17
Net realized and unrealized gain (loss)	(10.63)	(.05) H	4.36	.85
Total from investment operations	(10.19)	.39	4.78	1.02
Distributions from net investment income	(.49)	(.48)	(.89)	-
Distributions from net realized gain	(.02)	(2.21)	(3.22)	-
Total distributions	(.51)	(2.69)	(4.11)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Total Return B,C,D	(42.71)%	1.39%	20.04%	4.17%
Ratios to Average Net Assets F,J
Expenses before reductions	.66%	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.66%	.66%	.69%	.74% A
Expenses net of all reductions	.66%	.66%	.69%	.73% A
Net investment income (loss)	2.28%	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,483	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	34%	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 871,921,128
Unrealized depreciation	(2,353,799,066)
Net unrealized appreciation (depreciation)	(1,481,877,938)
Undistributed ordinary income	1,912,081
Capital loss carryforward	(237,582,450)

Cost for federal income tax purposes	$ 6,728,374,403

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 186,575,269	$ 268,157,821
Long-term Capital Gains	8,976,342	854,699,835
Total	$ 195,551,611	$ 1,122,857,656

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,844,403,004 and $4,133,629,602, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 666,932
Service Class 2	5,040,690
Service Class 2R	22,255
$ 5,729,877

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,684,127
Service Class	459,274
Service Class 2	1,399,486
Service Class 2R	6,081
Investor Class	293,075
$ 5,842,043

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,782 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,345,336	2.50%	$ 136,279

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $18,990 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,600,914.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,862,387. The weighted average interest rate was 3.16%. The interest expense amounted to $45,906 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,420 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,247.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund, and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $441,909, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 123,156,013	$ 137,272,719
Service Class	14,421,360	16,555,512
Service Class 2	44,390,804	43,201,505
Service Class 2R	178,863	237,361
Investor Class	4,428,229	4,138,003
Total	$ 186,575,269	$ 201,405,100
From net realized gain
Initial Class	$ 5,874,187	$ 605,242,729
Service Class	748,441	77,757,239
Service Class 2	2,153,837	217,894,303
Service Class 2R	10,338	1,223,747
Investor Class	189,539	19,334,538
Total	$ 8,976,342	$ 921,452,556

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	7,761,257	9,919,751	$ 147,326,576	$ 270,689,892
Reinvestment of distributions	9,853,413	30,642,204	129,030,200	742,515,448
Shares redeemed	(66,674,318)	(56,707,193)	(1,304,182,592)	(1,549,810,794)
Net increase (decrease)	(49,059,648)	(16,145,238)	$ (1,027,825,816)	$ (536,605,454)
Service Class
Shares sold	1,403,882	1,556,560	$ 26,376,852	$ 42,122,639
Reinvestment of distributions	1,160,264	3,906,238	15,169,801	94,312,751
Shares redeemed	(10,352,999)	(9,669,915)	(200,182,896)	(262,876,733)
Net increase (decrease)	(7,788,853)	(4,207,117)	$ (158,636,243)	$ (126,441,343)
Service Class 2
Shares sold	12,836,633	19,215,696	$ 239,743,721	$ 515,996,306
Reinvestment of distributions	3,603,934	10,936,330	46,544,641	261,095,808
Shares redeemed	(24,390,530)	(12,279,783)	(445,540,000)	(329,898,169)
Net increase (decrease)	(7,949,963)	17,872,243	$ (159,251,638)	$ 447,193,945
Service Class 2R
Shares sold	75,542	180,145	$ 1,570,935	$ 4,895,399
Reinvestment of distributions	14,668	61,484	189,201	1,461,108
Shares redeemed	(255,760)	(327,382)	(5,069,469)	(8,617,113)
Net increase (decrease)	(165,550)	(85,753)	$ (3,309,333)	$ (2,260,606)
Investor Class
Shares sold	1,599,925	3,383,207	$ 30,095,055	$ 92,001,453
Reinvestment of distributions	354,134	971,586	4,617,768	23,472,541
Shares redeemed	(2,304,633)	(1,193,211)	(42,792,946)	(32,448,936)
Net increase (decrease)	(350,574)	3,161,582	$ (8,080,123)	$ 83,025,058

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Initial Class designates 99%, Service Class designates 100%, Service Class 2 designates 100% and Investor Class designates 100% of the dividends paid during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0209
1.540027.111

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Equity Income - Service Class 2R A	-42.82%	-4.00%	-0.45%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based distribution fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Service Class 2R returns prior to January 12, 2000 are those of Service Class which reflects a different 12b-1 fee. Had Service Class 2R shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income Portfolio - Service Class 2R on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Comments from Stephen Petersen, Portfolio Manager of VIP Equity-Income Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system, and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund trailed the Russell 3000® Value Index, which declined 36.25%. (For specific portfolio results, please refer to the performance section of this report.) Although the fund was underweighted in financials - the worst-performing group in both the fund and the benchmark during the period - poor stock picks there were the biggest drag on performance relative to the index. Stock selection in energy and consumer discretionary, as well as an overweighting in the latter sector, also detracted. On the positive side, the fund's slight overweighting in telecommunication services helped relative performance, as did stock selection in information technology. Disappointments included insurance giant American International Group (AIG), which was the biggest detractor from relative performance, as it suffered from losses in its investment portfolio of debt securities and the unraveling of its portfolio of structured investment products. Fannie Mae, the nation's largest mortgage guarantor, was hurt by loan losses as the bottom fell out of the mortgage market. The fund's common stock holding was sold from the portfolio. On the positive side, underweighting General Electric made the biggest contribution to relative performance. The multi-industry conglomerate disappointed investors with lower-than-expected earnings, stemming largely from troubles at its financial services unit. Elsewhere, as budget-conscious Americans turned to discount retailers in growing numbers, Wal-Mart reaped the benefits and its stock did well, helping fund performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.57%
Actual		$ 1,000.00	$ 671.20	$ 2.39
Hypothetical A		$ 1,000.00	$ 1,022.27	$ 2.90
Service Class	.67%
Actual		$ 1,000.00	$ 671.00	$ 2.81
Hypothetical A		$ 1,000.00	$ 1,021.77	$ 3.40
Service Class 2.82%
Actual		$ 1,000.00	$ 670.30	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Service Class 2R	.82%
Actual		$ 1,000.00	$ 669.90	$ 3.44
Hypothetical A		$ 1,000.00	$ 1,021.01	$ 4.17
Investor Class	.66%
Actual		$ 1,000.00	$ 670.80	$ 2.77
Hypothetical A		$ 1,000.00	$ 1,021.82	$ 3.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.9	5.9
AT&T, Inc.	4.1	3.5
Chevron Corp.	3.5	2.2
JPMorgan Chase & Co.	3.4	2.0
Wells Fargo & Co.	3.2	1.1
Bank of America Corp.	2.5	2.0
Verizon Communications, Inc.	2.1	1.5
ConocoPhillips	2.0	2.0
Pfizer, Inc.	2.0	1.4
General Electric Co.	1.9	1.8
	29.6
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	21.8
Energy	18.3	21.3
Consumer Discretionary	12.2	12.9
Industrials	10.3	10.0
Health Care	9.1	6.6
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 98.5%		Stocks 98.3%
	Bonds 1.2%		Bonds 1.2%
	Short-Term Investments and Net Other Assets 0.3%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.6%	** Foreign investments	11.1%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.9%
Gentex Corp.	246,980	$ 2,180,833
Johnson Controls, Inc.	1,429,252	25,955,216
Magna International, Inc. Class A	224,700	6,786,985
The Goodyear Tire & Rubber Co. (a)	2,247,200	13,415,784
		48,338,818
Automobiles - 0.5%
Fiat SpA	786,700	5,291,290
Harley-Davidson, Inc. (d)	841,750	14,284,498
Renault SA	199,979	5,243,447
Winnebago Industries, Inc.	144,011	868,386
		25,687,621
Diversified Consumer Services - 0.7%
H&R Block, Inc. (d)	1,710,386	38,859,970
Hotels, Restaurants & Leisure - 0.5%
Las Vegas Sands Corp. unit (a)	112,000	11,592,000
Starbucks Corp. (a)	1,386,000	13,111,560
Starwood Hotels & Resorts Worldwide, Inc.	177,500	3,177,250
		27,880,810
Household Durables - 1.6%
Beazer Homes USA, Inc. (a)(d)	548,987	867,399
Black & Decker Corp.	274,400	11,472,664
Centex Corp.	963,300	10,249,512
KB Home	178,100	2,425,722
Lennar Corp. Class A	600,900	5,209,803
Newell Rubbermaid, Inc.	1,063,520	10,401,226
Pulte Homes, Inc.	796,751	8,708,488
The Stanley Works	356,030	12,140,623
Whirlpool Corp.	500,834	20,709,486
		82,184,923
Internet & Catalog Retail - 0.1%
Liberty Media Corp. - Interactive Series A (a)	845,069	2,636,615
Leisure Equipment & Products - 0.1%
Brunswick Corp.	1,013,757	4,267,917
Media - 3.1%
Ascent Media Corp. (a)	57,214	1,249,554
Belo Corp. Series A	876,066	1,366,663
CC Media Holdings, Inc. Class A (a)	693,958	1,568,345
Comcast Corp. Class A	2,339,236	39,486,304
Informa PLC	1,287,600	4,624,022
Interpublic Group of Companies, Inc. (a)	912,400	3,613,104
Liberty Global, Inc. Class A (a)	111,780	1,779,538
McGraw-Hill Companies, Inc.	209,900	4,867,581
Scripps Networks Interactive, Inc. Class A	750,647	16,514,234
The Walt Disney Co.	868,300	19,701,727
Time Warner Cable, Inc. (a)	533,200	11,437,140

	Shares	Value
Time Warner, Inc.	4,927,950	$ 49,575,177
Virgin Media, Inc. (d)	982,935	4,904,846
		160,688,235
Multiline Retail - 1.7%
Kohl's Corp. (a)(d)	1,253,553	45,378,619
Macy's, Inc.	1,253,200	12,970,620
Target Corp.	784,200	27,078,426
Tuesday Morning Corp. (a)	555,523	905,502
		86,333,167
Specialty Retail - 2.3%
Home Depot, Inc.	2,507,100	57,713,442
Lowe's Companies, Inc.	401,678	8,644,111
OfficeMax, Inc.	513,300	3,921,612
PetSmart, Inc.	444,568	8,202,280
RadioShack Corp.	368,100	4,395,114
Staples, Inc.	1,412,845	25,318,182
Tiffany & Co., Inc.	133,700	3,159,331
Williams-Sonoma, Inc.	776,100	6,100,146
		117,454,218
Textiles, Apparel & Luxury Goods - 0.0%
Liz Claiborne, Inc.	668,615	1,738,399
TOTAL CONSUMER DISCRETIONARY		596,070,693
CONSUMER STAPLES - 5.5%
Beverages - 0.7%
Carlsberg AS Series B	277,650	9,120,325
Heineken NV (Bearer)	251,170	7,726,522
The Coca-Cola Co.	467,765	21,175,722
		38,022,569
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	473,700	13,614,138
Wal-Mart Stores, Inc.	731,463	41,005,816
Winn-Dixie Stores, Inc. (a)	435,720	7,015,092
		61,635,046
Food Products - 1.5%
Hershey Co.	599,500	20,826,630
Kraft Foods, Inc. Class A	520,754	13,982,245
Marine Harvest ASA (a)(d)	16,379,000	2,525,987
Nestle SA (Reg.)	669,550	26,452,047
Tyson Foods, Inc. Class A	1,471,727	12,892,329
		76,679,238
Household Products - 1.0%
Kimberly-Clark Corp.	413,400	21,802,716
Procter & Gamble Co.	519,142	32,093,358
		53,896,074
Personal Products - 0.2%
Avon Products, Inc.	364,970	8,770,229
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.9%
Philip Morris International, Inc.	1,065,605	$ 46,364,474
TOTAL CONSUMER STAPLES		285,367,630
ENERGY - 18.3%
Energy Equipment & Services - 2.1%
BJ Services Co.	400,724	4,676,449
Halliburton Co.	826,695	15,029,315
Nabors Industries Ltd. (a)	947,513	11,341,731
Noble Corp.	1,353,668	29,902,526
Pride International, Inc. (a)	331,800	5,302,164
Schlumberger Ltd. (NY Shares)	1,081,557	45,782,308
		112,034,493
Oil, Gas & Consumable Fuels - 16.2%
Anadarko Petroleum Corp.	183,500	7,073,925
Apache Corp.	389,480	29,027,944
Boardwalk Pipeline Partners, LP	349,600	6,215,888
Chesapeake Energy Corp.	325,900	5,269,803
Chevron Corp.	2,413,929	178,558,328
ConocoPhillips	2,034,200	105,371,560
CONSOL Energy, Inc.	226,690	6,478,800
Devon Energy Corp.	114,000	7,490,940
EOG Resources, Inc.	485,500	32,324,590
Exxon Mobil Corp.	3,178,730	253,758,012
Hess Corp.	498,100	26,718,084
Occidental Petroleum Corp.	775,000	46,492,250
Peabody Energy Corp.	222,361	5,058,713
Repsol YPF SA	101,300	2,173,046
Repsol YPF SA sponsored ADR	975,789	20,989,221
Royal Dutch Shell PLC:
Class A sponsored ADR	849,800	44,988,412
Class B ADR	232,200	11,942,046
Total SA sponsored ADR	414,033	22,896,025
Valero Energy Corp.	833,174	18,029,885
Williams Companies, Inc.	447,600	6,481,248
		837,338,720
TOTAL ENERGY		949,373,213
FINANCIALS - 22.0%
Capital Markets - 3.3%
Bank of New York Mellon Corp.	2,573,095	72,895,781
Credit Suisse Group sponsored ADR	466,800	13,191,768
Deutsche Bank AG	61,500	2,502,540
Goldman Sachs Group, Inc.	359,379	30,327,994
KKR Private Equity Investors, LP (a)	394,743	1,381,601
KKR Private Equity Investors, LP Restricted Depositary Units (a)(e)	601,500	2,105,250
Morgan Stanley	1,531,477	24,564,891

	Shares	Value
State Street Corp.	272,680	$ 10,724,504
UBS AG (NY Shares)	783,400	11,202,620
		168,896,949
Commercial Banks - 6.7%
Associated Banc-Corp. (d)	1,137,055	23,798,561
Fifth Third Bancorp (d)	1,427,120	11,788,011
Huntington Bancshares, Inc.	378,190	2,896,935
KeyCorp	1,286,400	10,960,128
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,542,625	21,999,701
PNC Financial Services Group, Inc.	1,372,130	67,234,370
Sterling Financial Corp., Washington (d)	732,527	6,446,238
U.S. Bancorp, Delaware	972,938	24,333,179
Wachovia Corp.	2,322,152	12,864,722
Wells Fargo & Co.	5,685,469	167,607,626
		349,929,471
Consumer Finance - 1.2%
Capital One Financial Corp.	596,499	19,022,353
Discover Financial Services	2,698,269	25,714,504
Promise Co. Ltd.	332,700	8,431,947
SLM Corp. (a)	904,032	8,045,885
		61,214,689
Diversified Financial Services - 6.5%
Bank of America Corp.	9,031,519	127,163,788
CIT Group, Inc. (d)	1,471,697	6,681,504
Citigroup, Inc.	4,146,298	27,821,660
JPMorgan Chase & Co.	5,590,512	176,268,843
		337,935,795
Insurance - 3.1%
ACE Ltd.	687,396	36,376,996
Allianz AG sponsored ADR	491,500	5,322,945
American International Group, Inc.	1,742,610	2,735,898
Hartford Financial Services Group, Inc.	620,200	10,183,684
MBIA, Inc. (d)	581,300	2,365,891
MetLife, Inc.	321,017	11,190,653
MetLife, Inc. unit	722,300	7,439,690
Montpelier Re Holdings Ltd.	1,125,300	18,893,787
PartnerRe Ltd.	351,824	25,074,496
Reinsurance Group of America, Inc.	19,988	855,886
The Travelers Companies, Inc.	757,696	34,247,859
XL Capital Ltd. Class A	1,272,800	4,709,360
		159,397,145
Real Estate Investment Trusts - 0.8%
Annaly Capital Management, Inc.	606,500	9,625,155
Developers Diversified Realty Corp.	413,894	2,019,803
HCP, Inc.	575,400	15,978,858
LaSalle Hotel Properties (SBI)	312,033	3,447,965
Senior Housing Properties Trust (SBI)	492,956	8,833,772
		39,905,553
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	2,107,041	9,102,417
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp.	152,852	$ 531,925
New York Community Bancorp, Inc.	812,320	9,715,347
Washington Mutual, Inc.	2,293,942	49,319
		10,296,591
TOTAL FINANCIALS		1,136,678,610
HEALTH CARE - 8.8%
Biotechnology - 0.7%
Amgen, Inc. (a)	596,822	34,466,471
Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (a)	2,099,862	16,252,932
Covidien Ltd.	546,636	19,810,089
Medtronic, Inc.	199,400	6,265,148
		42,328,169
Health Care Providers & Services - 0.2%
Brookdale Senior Living, Inc.	715,901	3,994,728
UnitedHealth Group, Inc.	312,900	8,323,140
		12,317,868
Health Care Technology - 0.1%
IMS Health, Inc.	289,000	4,381,240
Pharmaceuticals - 7.0%
Bristol-Myers Squibb Co.	1,075,500	25,005,375
Johnson & Johnson	1,450,800	86,801,364
Merck & Co., Inc.	1,525,700	46,381,280
Novartis AG sponsored ADR	158,800	7,901,888
Pfizer, Inc.	5,761,600	102,037,936
Schering-Plough Corp.	1,779,436	30,303,795
Wyeth	1,663,600	62,401,636
		360,833,274
TOTAL HEALTH CARE		454,327,022
INDUSTRIALS - 10.2%
Aerospace & Defense - 3.0%
General Dynamics Corp.	224,900	12,951,991
Honeywell International, Inc.	1,635,425	53,691,003
Lockheed Martin Corp.	150,300	12,637,224
Spirit AeroSystems Holdings, Inc. Class A (a)	769,882	7,829,700
The Boeing Co.	526,384	22,460,805
United Technologies Corp.	845,540	45,320,944
		154,891,667
Building Products - 0.3%
Masco Corp.	1,241,900	13,822,347
Commercial Services & Supplies - 0.4%
Avery Dennison Corp. (d)	572,579	18,740,511

	Shares	Value
Industrial Conglomerates - 4.0%
3M Co. (d)	503,103	$ 28,948,547
General Electric Co.	6,021,890	97,554,618
Rheinmetall AG	245,933	8,141,046
Siemens AG sponsored ADR	704,400	53,358,300
Textron, Inc.	424,600	5,889,202
Tyco International Ltd.	624,436	13,487,818
		207,379,531
Machinery - 1.8%
Briggs & Stratton Corp. (d)	1,119,488	19,691,794
Caterpillar, Inc.	145,200	6,486,084
Cummins, Inc.	201,200	5,378,076
Danaher Corp.	44,800	2,536,128
Eaton Corp.	384,500	19,113,495
Illinois Tool Works, Inc.	294,800	10,332,740
Ingersoll-Rand Co. Ltd. Class A	610,288	10,588,497
Kennametal, Inc.	438,691	9,734,553
SPX Corp.	276,910	11,228,701
		95,090,068
Professional Services - 0.2%
Equifax, Inc.	321,634	8,529,734
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	214,300	16,224,653
Union Pacific Corp.	266,500	12,738,700
		28,963,353
TOTAL INDUSTRIALS		527,417,211
INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.9%
Cisco Systems, Inc. (a)	2,213,380	36,078,094
Motorola, Inc.	2,139,412	9,477,595
		45,555,689
Computers & Peripherals - 1.7%
EMC Corp. (a)	572,800	5,997,216
Hewlett-Packard Co.	1,257,465	45,633,405
International Business Machines Corp.	440,400	37,064,064
		88,694,685
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	833,400	15,701,256
Avnet, Inc. (a)	1,038,554	18,912,068
Tyco Electronics Ltd.	859,536	13,933,079
		48,546,403
IT Services - 0.4%
MoneyGram International, Inc.	895,100	904,051
The Western Union Co.	1,027,717	14,737,462
Visa, Inc.	111,800	5,863,910
		21,505,423
Office Electronics - 0.2%
Xerox Corp.	1,034,035	8,241,259
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	893,400	$ 16,992,468
Applied Materials, Inc.	2,099,600	21,268,948
Atmel Corp. (a)	766,800	2,400,084
Intel Corp.	3,516,700	51,554,822
Micron Technology, Inc. (a)	847,500	2,237,400
National Semiconductor Corp.	1,615,847	16,271,579
Novellus Systems, Inc. (a)	755,939	9,328,287
Teradyne, Inc. (a)	2,076,900	8,764,518
Varian Semiconductor Equipment Associates, Inc. (a)	347,400	6,294,888
		135,112,994
Software - 1.4%
CA, Inc.	563,900	10,449,067
Microsoft Corp.	1,503,460	29,227,262
Oracle Corp. (a)	874,808	15,510,346
Symantec Corp. (a)	1,058,833	14,315,422
		69,502,097
TOTAL INFORMATION TECHNOLOGY		417,158,550
MATERIALS - 1.7%
Chemicals - 1.0%
Celanese Corp. Class A	512,900	6,375,347
Chemtura Corp.	2,212,364	3,097,310
Dow Chemical Co.	476,100	7,184,349
E.I. du Pont de Nemours & Co.	786,800	19,906,040
H.B. Fuller Co.	389,950	6,282,095
Linde AG	122,800	10,624,059
		53,469,200
Metals & Mining - 0.7%
Alcoa, Inc.	1,241,171	13,975,585
Barrick Gold Corp.	265,600	9,759,987
Nucor Corp.	250,800	11,586,960
		35,322,532
TOTAL MATERIALS		88,791,732
TELECOMMUNICATION SERVICES - 7.2%
Diversified Telecommunication Services - 6.8%
AT&T, Inc.	7,543,269	214,983,167
Qwest Communications International, Inc. (d)	8,176,100	29,761,004
Verizon Communications, Inc.	3,145,802	106,642,688
		351,386,859

	Shares	Value
Wireless Telecommunication Services - 0.4%
Sprint Nextel Corp.	2,823,300	$ 5,166,639
Vodafone Group PLC sponsored ADR	909,187	18,583,782
		23,750,421
TOTAL TELECOMMUNICATION SERVICES		375,137,280
UTILITIES - 3.5%
Electric Utilities - 1.9%
Allegheny Energy, Inc.	1,013,104	34,303,701
Entergy Corp.	456,700	37,965,471
Exelon Corp.	488,300	27,154,363
		99,423,535
Independent Power Producers & Energy Traders - 0.3%
AES Corp. (a)	2,160,358	17,801,350
Multi-Utilities - 1.3%
Public Service Enterprise Group, Inc.	1,326,600	38,696,922
Wisconsin Energy Corp.	667,200	28,009,056
		66,705,978
TOTAL UTILITIES		183,930,863
TOTAL COMMON STOCKS (Cost $6,237,789,639)		5,014,252,804
Convertible Preferred Stocks - 1.6%

CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
General Motors Corp. Series C, 6.25%	726,200	2,287,530
FINANCIALS - 1.0%
Capital Markets - 0.2%
Legg Mason, Inc. 7.00%	542,900	11,969,859
Commercial Banks - 0.2%
Huntington Bancshares, Inc. 8.50%	9,000	7,011,000
Wachovia Corp. 7.50%	2,990	2,242,500
		9,253,500
Diversified Financial Services - 0.5%
Bank of America Corp. Series L, 7.25%	17,700	11,527,125
CIT Group, Inc. Series C, 8.75%	81,800	2,186,514
Citigroup, Inc. Series T, 6.50%	432,849	12,119,772
		25,833,411
Insurance - 0.1%
American International Group, Inc. Series A, 8.50%	510,400	4,261,330
Thrifts & Mortgage Finance - 0.0%
Fannie Mae 8.75%	541,300	633,321
TOTAL FINANCIALS		51,951,421
Convertible Preferred Stocks - continued
	Shares	Value
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
Schering-Plough Corp. 6.00%	93,000	$ 16,203,390
MATERIALS - 0.2%
Chemicals - 0.0%
Celanese Corp. 4.25%	67,100	1,109,834
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc. 6.75%	232,700	10,845,682
TOTAL MATERIALS		11,955,516
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $203,478,908)		82,397,857
Investment Companies - 0.1%

Ares Capital Corp. (Cost $10,607,570)	604,054	3,823,662
Corporate Bonds - 1.2%
	Principal Amount
Convertible Bonds - 1.0%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.1%
Ford Motor Co. 4.25% 12/15/36	$ 10,280,000	2,721,116
Hotels, Restaurants & Leisure - 0.0%
Six Flags, Inc. 4.5% 5/15/15	3,650,000	355,875
Media - 0.5%
Liberty Media Corp.:
3.5% 1/15/31	258,180	113,213
4% 11/15/29 (e)	4,750,000	1,235,000
3.5% 1/15/31 (e)	9,447,134	4,142,606
News America, Inc. liquid yield option note:
0% 2/28/21 (e)	22,670,000	13,248,348
0% 2/28/21	3,490,000	2,039,556
Virgin Media, Inc. 6.5% 11/15/16 (e)	13,854,000	6,727,502
		27,506,225
TOTAL CONSUMER DISCRETIONARY		30,583,216
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Rite Aid Corp. 8.5% 5/15/15	6,360,000	1,538,484
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 9% 4/1/63 (e)	9,018,000	3,422,498

	Principal Amount	Value
INDUSTRIALS - 0.1%
Airlines - 0.1%
UAL Corp.:
4.5% 6/30/21 (e)	$ 8,490,000	$ 3,918,135
4.5% 6/30/21	280,000	129,220
		4,047,355
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Advanced Micro Devices, Inc.:
6% 5/1/15 (e)	14,340,000	4,108,410
6% 5/1/15	4,780,000	1,369,470
Micron Technology, Inc. 1.875% 6/1/14	2,570,000	838,694
		6,316,574
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Level 3 Communications, Inc.:
3.5% 6/15/12	6,320,000	2,231,023
5.25% 12/15/11 (e)	11,850,000	4,903,412
5.25% 12/15/11	4,290,000	1,775,159
		8,909,594
TOTAL CONVERTIBLE BONDS		54,817,721
Nonconvertible Bonds - 0.2%
MATERIALS - 0.2%
Chemicals - 0.2%
Hercules, Inc. 6.5% 6/30/29 unit	15,700,000	9,614,137
TOTAL CORPORATE BONDS (Cost $136,029,347)		64,431,858
Money Market Funds - 1.6%
	Shares
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c) (Cost $81,590,284)	81,590,284	81,590,284
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $6,669,495,748)		5,246,496,465
NET OTHER ASSETS - (1.3)%		(69,223,622)
NET ASSETS - 100%		$ 5,177,272,843
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $43,811,161 or 0.8% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 328,823
Fidelity Securities Lending Cash Central Fund	4,600,914
Total	$ 4,929,737
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 5,246,496,465	$ 5,004,471,972	$ 230,432,493	$ 11,592,000
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	392,000
Cost of Purchases	11,200,000
Proceeds of Sales	-
Amortization/Accretion	-
Transfer in/out of Level 3	-
Ending Balance	$ 11,592,000

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Bermuda	2.1%
Switzerland	1.8%
United Kingdom	1.5%
Germany	1.5%
Others (individually less than 1%)	3.7%
100.0%
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $237,582,450 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $80,687,657) - See accompanying schedule: Unaffiliated issuers (cost $6,587,905,464)	$ 5,164,906,181
Fidelity Central Funds (cost $81,590,284)	81,590,284
Total Investments (cost $6,669,495,748)		$ 5,246,496,465
Cash		1,018,488
Receivable for investments sold		143,925
Receivable for fund shares sold		8,429,989
Dividends receivable		10,661,944
Interest receivable		1,090,252
Distributions receivable from Fidelity Central Funds		57,208
Prepaid expenses		69,845
Other receivables		174,488
Total assets		5,268,142,604

Liabilities
Payable for investments purchased	$ 393,685
Payable for fund shares redeemed	5,583,139
Accrued management fee	1,941,427
Distribution fees payable	296,601
Other affiliated payables	373,880
Other payables and accrued expenses	690,745
Collateral on securities loaned, at value	81,590,284
Total liabilities		90,869,761

Net Assets		$ 5,177,272,843
Net Assets consist of:
Paid in capital		$ 6,894,988,381
Undistributed net investment income		2,607,485
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(297,050,126)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,423,272,897)
Net Assets		$ 5,177,272,843

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($3,322,799,332 ÷ 252,168,191 shares)	$ 13.18

Service Class: Net Asset Value, offering price and redemption price per share ($405,081,868 ÷ 30,835,471 shares)	$ 13.14

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,321,569,292 ÷ 101,665,710 shares)	$ 13.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($5,339,112 ÷ 412,768 shares)	$ 12.93

Investor Class: Net Asset Value, offering price and redemption price per share ($122,483,239 ÷ 9,313,994 shares)	$ 13.15

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 228,600,131
Interest		7,002,877
Income from Fidelity Central Funds		4,929,737
Total income		240,532,745

Expenses
Management fee	$ 37,660,888
Transfer agent fees	5,842,043
Distribution fees	5,729,877
Accounting and security lending fees	1,249,950
Custodian fees and expenses	161,584
Independent trustees' compensation	40,287
Depreciation in deferred trustee compensation account	(2,681)
Audit	90,282
Legal	58,703
Interest	182,185
Miscellaneous	1,280,291
Total expenses before reductions	52,293,409
Expense reductions	(53,667)	52,239,742
Net investment income (loss)		188,293,003
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,700,838)
Investment not meeting investment restrictions	32,186
Foreign currency transactions	(5,587)
Total net realized gain (loss)		(284,674,239)
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,122,619,209)
Assets and liabilities in foreign currencies	(3,266)
Total change in net unrealized appreciation (depreciation)		(4,122,622,475)
Net gain (loss)		(4,407,296,714)
Net increase (decrease) in net assets resulting from operations		$ (4,219,003,711)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 188,293,003	$ 197,428,237
Net realized gain (loss)	(284,674,239)	910,261,376
Change in net unrealized appreciation (depreciation)	(4,122,622,475)	(894,509,627)
Net increase (decrease) in net assets resulting from operations	(4,219,003,711)	213,179,986
Distributions to shareholders from net investment income	(186,575,269)	(201,405,100)
Distributions to shareholders from net realized gain	(8,976,342)	(921,452,556)
Total distributions	(195,551,611)	(1,122,857,656)
Share transactions - net increase (decrease)	(1,357,103,153)	(135,088,400)
Redemption fees	1,769	5,392
Total increase (decrease) in net assets	(5,771,656,706)	(1,044,760,678)

Net Assets
Beginning of period	10,948,929,549	11,993,690,227
End of period (including undistributed net investment income of $2,607,485 and undistributed net investment income of $206,540, respectively)	$ 5,177,272,843	$ 10,948,929,549

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.91	$ 26.20	$ 25.49	$ 25.37	$ 23.18
Income from Investment Operations
Net investment income (loss) C	.47	.47	.45	.42	.40
Net realized and unrealized gain (loss)	(10.67)	(.05) F	4.37	1.00	2.24
Total from investment operations	(10.20)	.42	4.82	1.42	2.64
Distributions from net investment income	(.51)	(.50)	(.89)	(.41)	(.36)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.53)	(2.71)	(4.11)	(1.30)	(.45)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.18	$ 23.91	$ 26.20	$ 25.49	$ 25.37
Total Return A,B	(42.65)%	1.53%	20.19%	5.87%	11.53%
Ratios to Average Net Assets D,G
Expenses before reductions	.57%	.55%	.57%	.56%	.58%
Expenses net of fee waivers, if any	.57%	.55%	.57%	.56%	.58%
Expenses net of all reductions	.57%	.54%	.56%	.55%	.57%
Net investment income (loss)	2.37%	1.71%	1.76%	1.71%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,322,799	$ 7,201,655	$ 8,315,159	$ 7,875,801	$ 8,689,829
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.82	$ 26.11	$ 25.39	$ 25.28	$ 23.11
Income from Investment Operations
Net investment income (loss) C	.44	.44	.43	.39	.38
Net realized and unrealized gain (loss)	(10.62)	(.05) F	4.35	1.00	2.22
Total from investment operations	(10.18)	.39	4.78	1.39	2.60
Distributions from net investment income	(.48)	(.47)	(.84)	(.39)	(.34)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.50)	(2.68)	(4.06)	(1.28)	(.43)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.14	$ 23.82	$ 26.11	$ 25.39	$ 25.28
Total Return A,B	(42.70)%	1.42%	20.08%	5.76%	11.38%
Ratios to Average Net Assets D,G
Expenses before reductions	.67%	.65%	.67%	.66%	.68%
Expenses net of fee waivers, if any	.67%	.65%	.67%	.66%	.68%
Expenses net of all reductions	.67%	.64%	.66%	.65%	.67%
Net investment income (loss)	2.27%	1.61%	1.66%	1.61%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 405,082	$ 920,054	$ 1,118,333	$ 1,079,838	$ 1,170,778
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.57	$ 25.87	$ 25.17	$ 25.09	$ 22.96
Income from Investment Operations
Net investment income (loss) C	.41	.39	.38	.35	.34
Net realized and unrealized gain (loss)	(10.50)	(.04) F	4.32	.98	2.21
Total from investment operations	(10.09)	.35	4.70	1.33	2.55
Distributions from net investment income	(.46)	(.44)	(.78)	(.36)	(.33)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.48)	(2.65)	(4.00)	(1.25)	(.42)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.00	$ 23.57	$ 25.87	$ 25.17	$ 25.09
Total Return A,B	(42.81)%	1.27%	19.93%	5.57%	11.23%
Ratios to Average Net Assets D,G
Expenses before reductions	.82%	.80%	.82%	.81%	.83%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.81%	.83%
Expenses net of all reductions	.82%	.80%	.82%	.80%	.82%
Net investment income (loss)	2.12%	1.46%	1.51%	1.46%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,321,569	$ 2,583,129	$ 2,373,059	$ 1,723,546	$ 1,420,999
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 25.73	$ 25.08	$ 25.01	$ 22.91
Income from Investment Operations
Net investment income (loss) C	.41	.39	.38	.35	.34
Net realized and unrealized gain (loss)	(10.45)	(.04) F	4.29	.99	2.20
Total from investment operations	(10.04)	.35	4.67	1.34	2.54
Distributions from net investment income	(.45)	(.43)	(.80)	(.38)	(.35)
Distributions from net realized gain	(.02)	(2.21)	(3.22)	(.89)	(.09)
Total distributions	(.47)	(2.64)	(4.02)	(1.27)	(.44)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 12.93	$ 23.44	$ 25.73	$ 25.08	$ 25.01
Total Return A,B	(42.82)%	1.27%	19.89%	5.61%	11.22%
Ratios to Average Net Assets D,G
Expenses before reductions	.82%	.80%	.82%	.81%	.83%
Expenses net of fee waivers, if any	.82%	.80%	.82%	.81%	.83%
Expenses net of all reductions	.81%	.79%	.81%	.80%	.82%
Net investment income (loss)	2.12%	1.46%	1.51%	1.46%	1.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,339	$ 13,558	$ 17,089	$ 9,651	$ 5,617
Portfolio turnover rate E	34%	20%	22%	19%	22%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 23.85	$ 26.15	$ 25.48	$ 24.46
Income from Investment Operations
Net investment income (loss) E	.44	.44	.42	.17
Net realized and unrealized gain (loss)	(10.63)	(.05) H	4.36	.85
Total from investment operations	(10.19)	.39	4.78	1.02
Distributions from net investment income	(.49)	(.48)	(.89)	-
Distributions from net realized gain	(.02)	(2.21)	(3.22)	-
Total distributions	(.51)	(2.69)	(4.11)	-
Redemption fees added to paid in capital E,K	-	-	-	-
Net asset value, end of period	$ 13.15	$ 23.85	$ 26.15	$ 25.48
Total Return B,C,D	(42.71)%	1.39%	20.04%	4.17%
Ratios to Average Net Assets F,J
Expenses before reductions	.66%	.66%	.69%	.74% A
Expenses net of fee waivers, if any	.66%	.66%	.69%	.74% A
Expenses net of all reductions	.66%	.66%	.69%	.73% A
Net investment income (loss)	2.28%	1.60%	1.63%	1.54% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 122,483	$ 230,534	$ 170,050	$ 37,500
Portfolio turnover rate G	34%	20%	22%	19%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund. I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 871,921,128
Unrealized depreciation	(2,353,799,066)
Net unrealized appreciation (depreciation)	(1,481,877,938)
Undistributed ordinary income	1,912,081
Capital loss carryforward	(237,582,450)

Cost for federal income tax purposes	$ 6,728,374,403

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 186,575,269	$ 268,157,821
Long-term Capital Gains	8,976,342	854,699,835
Total	$ 195,551,611	$ 1,122,857,656

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,844,403,004 and $4,133,629,602, respectively.

The Fund realized a gain on the sale of an investment not meeting the investment restrictions of the Fund.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 666,932
Service Class 2	5,040,690
Service Class 2R	22,255
$ 5,729,877

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 3,684,127
Service Class	459,274
Service Class 2	1,399,486
Service Class 2R	6,081
Investor Class	293,075
$ 5,842,043

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $39,782 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,345,336	2.50%	$ 136,279

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $18,990 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $4,600,914.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,862,387. The weighted average interest rate was 3.16%. The interest expense amounted to $45,906 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $48,420 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $5,247.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 11% of the total outstanding shares of the Fund, and one otherwise unaffiliated shareholder was the owner of record of 19% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $441,909, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 123,156,013	$ 137,272,719
Service Class	14,421,360	16,555,512
Service Class 2	44,390,804	43,201,505
Service Class 2R	178,863	237,361
Investor Class	4,428,229	4,138,003
Total	$ 186,575,269	$ 201,405,100
From net realized gain
Initial Class	$ 5,874,187	$ 605,242,729
Service Class	748,441	77,757,239
Service Class 2	2,153,837	217,894,303
Service Class 2R	10,338	1,223,747
Investor Class	189,539	19,334,538
Total	$ 8,976,342	$ 921,452,556

Annual Report

Notes to Financial Statements - continued

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	7,761,257	9,919,751	$ 147,326,576	$ 270,689,892
Reinvestment of distributions	9,853,413	30,642,204	129,030,200	742,515,448
Shares redeemed	(66,674,318)	(56,707,193)	(1,304,182,592)	(1,549,810,794)
Net increase (decrease)	(49,059,648)	(16,145,238)	$ (1,027,825,816)	$ (536,605,454)
Service Class
Shares sold	1,403,882	1,556,560	$ 26,376,852	$ 42,122,639
Reinvestment of distributions	1,160,264	3,906,238	15,169,801	94,312,751
Shares redeemed	(10,352,999)	(9,669,915)	(200,182,896)	(262,876,733)
Net increase (decrease)	(7,788,853)	(4,207,117)	$ (158,636,243)	$ (126,441,343)
Service Class 2
Shares sold	12,836,633	19,215,696	$ 239,743,721	$ 515,996,306
Reinvestment of distributions	3,603,934	10,936,330	46,544,641	261,095,808
Shares redeemed	(24,390,530)	(12,279,783)	(445,540,000)	(329,898,169)
Net increase (decrease)	(7,949,963)	17,872,243	$ (159,251,638)	$ 447,193,945
Service Class 2R
Shares sold	75,542	180,145	$ 1,570,935	$ 4,895,399
Reinvestment of distributions	14,668	61,484	189,201	1,461,108
Shares redeemed	(255,760)	(327,382)	(5,069,469)	(8,617,113)
Net increase (decrease)	(165,550)	(85,753)	$ (3,309,333)	$ (2,260,606)
Investor Class
Shares sold	1,599,925	3,383,207	$ 30,095,055	$ 92,001,453
Reinvestment of distributions	354,134	971,586	4,617,768	23,472,541
Shares redeemed	(2,304,633)	(1,193,211)	(42,792,946)	(32,448,936)
Net increase (decrease)	(350,574)	3,161,582	$ (8,080,123)	$ 83,025,058

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Boyce I. Greer (52)

Year of Election or Appointment: 2005 or 2006

Vice President of Fidelity's Fixed Income Funds (2006) and Asset Allocation Funds (2005). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is President and a Director of Fidelity Investments Money Management, Inc. (2007-present), and an Executive Vice President of FMR and FMR Co., Inc. (2005-present). Previously, Mr. Greer served as a Director and Managing Director of Strategic Advisers, Inc. (2002-2005).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Semiannual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Equity-Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0209
1.782454.106

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Initial Class	-47.17%	-4.75%	-3.05%
VIP Growth - Service Class A	-47.23%	-4.86%	-3.15%
VIP Growth - Service Class 2 B	-47.31%	-5.00%	-3.29%
VIP Growth - Investor Class C	-47.22%	-4.83%	-3.10%

A Performance for Service Class shares reflects an asset-based service fee (12b-1).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the structure of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the tech-laden NASDAQ Composite® Index slid 40.03%. But foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger greenback also held back foreign equity returns for U.S. investors. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

VIP Growth underperformed its benchmark, the Russell 3000® Growth Index, which returned -38.44% for the year. (For specific portfolio results, please refer to the performance section of this report.) Many of the stocks the fund owned performed worse than the index overall, particularly within the information technology, financials and energy sectors. At the same time, our sector weightings in certain cases proved unproductive as well, as I was late in moving out of such areas as energy and industrials and moving into the more defensive realms of consumer staples and health care. Several of the fund's worst performers were technology names, including out-of-index stakes in Finnish mobile phone manufacturer Nokia and Research In Motion, the Canada-based maker of BlackBerry wireless communications devices, neither of which was held at period end. A position in flash-memory producer SanDisk also hurt, as did holding no stake in index heavyweight Wal-Mart, which performed relatively well. The U.S. dollar's rally during the latter part of the period further narrowed returns from some of our overseas holdings. On the upside, favorable stock selection in materials, as well as in pockets of the health care and consumer discretionary sectors, helped, as did an underweighting in energy and a moderate cash position. Among the fund's biggest contributors relative to the index were an out-of-index position in Swiss consumer staples firm Nestle, pharmacy benefits manager Medco Health Solutions and coal miner Fording Canadian Coal Trust, an out-of-benchmark holding that was acquired during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.68%
Actual		$ 1,000.00	$ 588.30	$ 2.71
Hypothetical A		$ 1,000.00	$ 1,021.72	$ 3.46
Service Class	.78%
Actual		$ 1,000.00	$ 587.90	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96
Service Class 2.93%
Actual		$ 1,000.00	$ 587.40	$ 3.71
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72
Service Class 2R	.93%
Actual		$ 1,000.00	$ 587.50	$ 3.71
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72
Investor Class	.78%
Actual		$ 1,000.00	$ 587.90	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	6.6	0.0
Berkshire Hathaway, Inc. Class B	6.1	3.7
Medco Health Solutions, Inc.	4.9	2.3
Nestle SA sponsored ADR	4.3	1.1
Procter & Gamble Co.	4.2	1.6
QUALCOMM, Inc.	3.8	1.5
VeriSign, Inc.	3.5	2.0
Goldman Sachs Group, Inc.	3.0	0.0
Cisco Systems, Inc.	2.8	1.3
Visa, Inc.	2.7	1.5
	41.9
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	25.2
Financials	22.9	13.8
Health Care	20.2	12.4
Consumer Staples	11.4	4.8
Consumer Discretionary	4.7	4.6
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 91.4%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 8.6%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	12.9%	** Foreign investments	27.8%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 4.7%
Diversified Consumer Services - 1.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	207,400	$ 15,890,988
Strayer Education, Inc.	199,071	42,682,813
Universal Technical Institute, Inc. (a)(d)	52,086	894,317
		59,468,118
Hotels, Restaurants & Leisure - 1.9%
Burger King Holdings, Inc.	189,800	4,532,424
Marriott International, Inc. Class A	19,300	375,385
McDonald's Corp.	897,976	55,845,127
Starwood Hotels & Resorts Worldwide, Inc.	19,700	352,630
		61,105,566
Media - 0.2%
The Walt Disney Co.	297,800	6,757,082
Specialty Retail - 0.6%
DSW, Inc. Class A (a)(d)	1,165,852	14,526,516
Lowe's Companies, Inc.	295,800	6,365,616
		20,892,132
Textiles, Apparel & Luxury Goods - 0.2%
American Apparel, Inc. (a)(d)	596,800	1,187,632
Lululemon Athletica, Inc. (a)	629,600	4,992,728
		6,180,360
TOTAL CONSUMER DISCRETIONARY		154,403,258
CONSUMER STAPLES - 11.4%
Beverages - 1.1%
The Coca-Cola Co.	781,141	35,362,253
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	134,900	7,082,250
CVS Caremark Corp.	814,906	23,420,398
		30,502,648
Food Products - 4.4%
Flowers Foods, Inc.	159,190	3,877,868
Nestle SA sponsored ADR	3,508,150	139,273,555
		143,151,423
Household Products - 5.0%
Colgate-Palmolive Co.	380,410	26,073,301
Procter & Gamble Co.	2,210,017	136,623,251
		162,696,552
TOTAL CONSUMER STAPLES		371,712,876
ENERGY - 3.4%
Energy Equipment & Services - 0.2%
Schlumberger Ltd. (NY Shares)	174,500	7,386,585
Oil, Gas & Consumable Fuels - 3.2%
Chesapeake Energy Corp.	2,221,502	35,921,687
Denbury Resources, Inc. (a)	2,062,050	22,517,586

	Shares	Value
Southwestern Energy Co. (a)	1,163,874	$ 33,717,430
Ultra Petroleum Corp. (a)	373,016	12,872,782
		105,029,485
TOTAL ENERGY		112,416,070
FINANCIALS - 22.9%
Capital Markets - 5.5%
Charles Schwab Corp.	1,460,323	23,613,423
Goldman Sachs Group, Inc.	1,152,100	97,225,719
JMP Group, Inc.	138,900	770,895
Morgan Stanley	3,562,905	57,148,996
		178,759,033
Commercial Banks - 7.0%
PNC Financial Services Group, Inc.	296,400	14,523,600
Wells Fargo & Co.	7,346,207	216,566,186
		231,089,786
Consumer Finance - 0.4%
American Express Co.	728,200	13,508,110
Diversified Financial Services - 2.7%
CIT Group, Inc.	6,500	29,510
Citigroup, Inc.	2,187,764	14,679,896
JPMorgan Chase & Co.	2,197,300	69,280,869
KKR Financial Holdings LLC	2,373,838	3,750,664
		87,740,939
Insurance - 7.0%
Berkshire Hathaway, Inc. Class B (a)	62,253	200,081,142
The First American Corp.	616,431	17,808,692
Willis Group Holdings Ltd.	476,300	11,850,344
		229,740,178
Real Estate Investment Trusts - 0.3%
General Growth Properties, Inc.	2,297,666	2,963,989
SL Green Realty Corp.	96,665	2,503,624
Vornado Realty Trust	57,000	3,439,950
		8,907,563
TOTAL FINANCIALS		749,745,609
HEALTH CARE - 20.2%
Biotechnology - 4.8%
Biogen Idec, Inc. (a)	1,304,924	62,153,530
Celgene Corp. (a)	312,700	17,286,056
CSL Ltd.	2,614,156	62,880,123
Genzyme Corp. (a)	119,900	7,957,763
Gilead Sciences, Inc. (a)	176,900	9,046,666
		159,324,138
Health Care Equipment & Supplies - 5.8%
Alcon, Inc.	414,600	36,978,174
Baxter International, Inc.	971,151	52,043,982
C.R. Bard, Inc.	273,800	23,070,388
Covidien Ltd.	1,064,169	38,565,485
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DENTSPLY International, Inc. (d)	1,065,814	$ 30,098,587
Medtronic, Inc.	280,600	8,816,452
		189,573,068
Health Care Providers & Services - 6.3%
Express Scripts, Inc. (a)	424,033	23,313,334
Henry Schein, Inc. (a)	388,321	14,247,497
Medco Health Solutions, Inc. (a)	3,783,162	158,552,319
UnitedHealth Group, Inc.	395,800	10,528,280
		206,641,430
Pharmaceuticals - 3.3%
Johnson & Johnson	697,200	41,713,476
Novo Nordisk AS Series B	611,169	31,679,408
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	805,700	34,298,649
		107,691,533
TOTAL HEALTH CARE		663,230,169
INDUSTRIALS - 3.3%
Building Products - 0.2%
USG Corp. (a)	695,600	5,592,624
Machinery - 2.1%
CLARCOR, Inc.	337,600	11,201,568
Cummins, Inc.	756,634	20,224,827
Danaher Corp.	689,500	39,032,595
PACCAR, Inc.	11,500	328,900
		70,787,890
Professional Services - 0.8%
Equifax, Inc.	275,900	7,316,868
FTI Consulting, Inc. (a)	308,000	13,761,440
Robert Half International, Inc.	219,500	4,569,990
		25,648,298
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	175,600	6,119,660
TOTAL INDUSTRIALS		108,148,472
INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 8.6%
Cisco Systems, Inc. (a)	5,563,257	90,681,089
Juniper Networks, Inc. (a)	3,711,331	64,985,406
Nortel Networks Corp. (a)	94,188	24,772
QUALCOMM, Inc.	3,514,353	125,919,268
		281,610,535
Computers & Peripherals - 0.9%
Apple, Inc. (a)	309,986	26,457,305
SanDisk Corp. (a)	433,960	4,166,016
		30,623,321

	Shares	Value
Electronic Equipment & Components - 0.1%
BYD Co. Ltd. (H Shares)	982,500	$ 1,618,865
Internet Software & Services - 5.9%
Baidu.com, Inc. sponsored ADR (a)(d)	17,900	2,337,203
Google, Inc. Class A (sub. vtg.) (a)	222,854	68,561,033
The Knot, Inc. (a)(d)	841,815	7,003,901
VeriSign, Inc. (a)	6,121,126	116,791,084
		194,693,221
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	1,137,707	20,546,988
Infosys Technologies Ltd. sponsored ADR	641,200	15,754,284
The Western Union Co.	5,378,025	77,120,879
Visa, Inc.	1,685,832	88,421,888
		201,844,039
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	4,877,452	49,408,589
Monolithic Power Systems, Inc. (a)	177,101	2,233,244
Netlogic Microsystems, Inc. (a)	530,393	11,673,950
		63,315,783
Software - 0.9%
Autonomy Corp. PLC (a)	1,577,525	22,280,477
EPIQ Systems, Inc. (a)	6,100	101,931
VMware, Inc. Class A (a)	338,487	8,018,757
		30,401,165
TOTAL INFORMATION TECHNOLOGY		804,106,929
MATERIALS - 1.0%
Chemicals - 1.0%
Ecolab, Inc.	504,400	17,729,660
Monsanto Co.	222,718	15,668,211
		33,397,871
TOTAL COMMON STOCKS (Cost $3,803,844,501)		2,997,161,254
Money Market Funds - 9.2%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	283,924,231	$ 283,924,231
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	17,788,850	17,788,850
TOTAL MONEY MARKET FUNDS (Cost $301,713,081)		301,713,081
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $4,105,557,582)		3,298,874,335
NET OTHER ASSETS - (0.6)%		(21,203,718)
NET ASSETS - 100%		$ 3,277,670,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,284,908
Fidelity Securities Lending Cash Central Fund	1,957,976
Total	$ 3,242,884
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Compass Minerals International, Inc.	$ 16,984,537	$ 90,859,702	$ 121,064,620	$ 1,455,744	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 3,298,874,335	$ 3,180,415,462	$ 118,458,873	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.1%
Switzerland	5.4%
Australia	1.9%
Bermuda	1.6%
Israel	1.0%
Denmark	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information

At December 31, 2008, the fund had a capital loss carryforward of approximately $1,490,706,279 of which $351,276,710, $44,707,854 and $1,094,721,715 will expire on December 31, 2010, 2011 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $17,928,242) - See accompanying schedule: Unaffiliated issuers (cost $3,803,844,501)	$ 2,997,161,254
Fidelity Central Funds (cost $301,713,081)	301,713,081
Total Investments (cost $4,105,557,582)		$ 3,298,874,335
Foreign currency held at value (cost $160,416)		160,168
Receivable for investments sold		9,600,065
Receivable for fund shares sold		2,488,618
Dividends receivable		2,035,116
Distributions receivable from Fidelity Central Funds		202,499
Prepaid expenses		45,665
Other receivables		1,670,877
Total assets		3,315,077,343

Liabilities
Payable for investments purchased	$ 15,133,323
Payable for fund shares redeemed	2,225,499
Accrued management fee	1,511,104
Distribution fees payable	122,713
Other affiliated payables	261,247
Other payables and accrued expenses	363,990
Collateral on securities loaned, at value	17,788,850
Total liabilities		37,406,726

Net Assets		$ 3,277,670,617
Net Assets consist of:
Paid in capital		$ 5,614,673,319
Distributions in excess of net investment income		(135,290)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,530,183,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(806,684,174)
Net Assets		$ 3,277,670,617

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($2,337,891,972 ÷ 99,361,362 shares)	$ 23.53

Service Class: Net Asset Value, offering price and redemption price per share ($395,758,873 ÷ 16,860,192 shares)	$ 23.47

Service Class 2: Net Asset Value, offering price and redemption price per share ($447,530,223 ÷ 19,196,033 shares)	$ 23.31

Service Class 2R: Net Asset Value, offering price and redemption price per share ($3,061,282 ÷ 131,592 shares)	$ 23.26

Investor Class: Net Asset Value, offering price and redemption price per share ($93,428,267 ÷ 3,978,984 shares)	$ 23.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends (including $1,455,744 earned from other affiliated issuers)		$ 76,323,316
Interest		263,005
Income from Fidelity Central Funds		3,242,884
Total income		79,829,205

Expenses
Management fee	$ 31,671,478
Transfer agent fees	4,081,503
Distribution fees	2,433,140
Accounting and security lending fees	1,116,165
Custodian fees and expenses	301,575
Independent trustees' compensation	27,953
Depreciation in deferred trustee compensation account	(2,210)
Audit	82,558
Legal	42,993
Interest	117,384
Miscellaneous	968,995
Total expenses before reductions	40,841,534
Expense reductions	(375,197)	40,466,337
Net investment income (loss)		39,362,868
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,143,740,249)
Other affiliated issuers	13,145,554
Foreign currency transactions	475,628
Futures contracts	3,114,497
Total net realized gain (loss)		(1,127,004,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,110,577,341)
Assets and liabilities in foreign currencies	(2,484)
Total change in net unrealized appreciation (depreciation)		(2,110,579,825)
Net gain (loss)		(3,237,584,395)
Net increase (decrease) in net assets resulting from operations		$ (3,198,221,527)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 39,362,868	$ 12,923,642
Net realized gain (loss)	(1,127,004,570)	1,400,632,701
Change in net unrealized appreciation (depreciation)	(2,110,579,825)	354,436,797
Net increase (decrease) in net assets resulting from operations	(3,198,221,527)	1,767,993,140
Distributions to shareholders from net investment income	(39,588,806)	(57,202,897)
Distributions to shareholders from net realized gain	-	(6,419,893)
Total distributions	(39,588,806)	(63,622,790)
Share transactions - net increase (decrease)	(1,517,000,817)	(869,609,806)
Redemption fees	17,837	13,352
Total increase (decrease) in net assets	(4,754,793,313)	834,773,896

Net Assets
Beginning of period	8,032,463,930	7,197,690,034
End of period (including distributions in excess of net investment income of $135,290 and distributions in excess of net investment income of $418,554, respectively)	$ 3,277,670,617	$ 8,032,463,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 45.12	$ 35.87	$ 33.70	$ 32.01	$ 31.04
Income from Investment Operations
Net investment income (loss) C	.27	.09	.21	.11	.15 F, I
Net realized and unrealized gain (loss)	(21.55)	9.53	2.09	1.74	.90
Total from investment operations	(21.28)	9.62	2.30	1.85	1.05
Distributions from net investment income	(.31)	(.33)	(.13)	(.16)	(.08)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.31)	(.37)	(.13)	(.16)	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.53	$ 45.12	$ 35.87	$ 33.70	$ 32.01
Total Return A, B	(47.17)%	26.96%	6.85%	5.80%	3.38%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.65%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.68%	.65%	.68%	.67%	.68%
Expenses net of all reductions	.67%	.64%	.67%	.63%	.65%
Net investment income (loss)	.74%	.21%	.61%	.36%	.47% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,337,892	$ 6,002,656	$ 5,610,629	$ 6,726,655	$ 7,796,888
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.99	$ 35.72	$ 33.56	$ 31.88	$ 30.92
Income from Investment Operations
Net investment income (loss) C	.23	.04	.18	.08	.11 F, I
Net realized and unrealized gain (loss)	(21.48)	9.51	2.07	1.72	.90
Total from investment operations	(21.25)	9.55	2.25	1.80	1.01
Distributions from net investment income	(.27)	(.24)	(.09)	(.12)	(.05)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.27)	(.28)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.47	$ 44.99	$ 35.72	$ 33.56	$ 31.88
Total Return A, B	(47.23)%	26.87%	6.73%	5.67%	3.26%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.75%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.78%	.75%	.78%	.77%	.78%
Expenses net of all reductions	.77%	.74%	.77%	.73%	.75%
Net investment income (loss)	.64%	.11%	.51%	.26%	.37% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,759	$ 929,848	$ 877,279	$ 1,086,172	$ 1,326,262
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.65	$ 35.42	$ 33.29	$ 31.64	$ 30.72
Income from Investment Operations
Net investment income (loss) C	.17	(.02)	.12	.03	.07 F, I
Net realized and unrealized gain (loss)	(21.29)	9.43	2.07	1.71	.89
Total from investment operations	(21.12)	9.41	2.19	1.74	.96
Distributions from net investment income	(.22)	(.15)	(.06)	(.09)	(.04)
Distributions from net realized gain	-	(.03)	-	-	-
Total distributions	(.22)	(.18)	(.06)	(.09)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.31	$ 44.65	$ 35.42	$ 33.29	$ 31.64
Total Return A, B	(47.31)%	26.66%	6.57%	5.50%	3.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.90%	.94%	.92%	.93%
Expenses net of fee waivers, if any	.93%	.90%	.94%	.92%	.93%
Expenses net of all reductions	.92%	.89%	.92%	.88%	.90%
Net investment income (loss)	.49%	(.04)%	.36%	.11%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 447,530	$ 898,204	$ 627,754	$ 858,587	$ 811,126
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.42	$ 35.28	$ 33.18	$ 31.54	$ 30.65
Income from Investment Operations
Net investment income (loss) C	.18	(.01)	.12	.04	.07 F, I
Net realized and unrealized gain (loss)	(21.20)	9.38	2.06	1.70	.88
Total from investment operations	(21.02)	9.37	2.18	1.74	.95
Distributions from net investment income	(.14)	(.19)	(.08)	(.10)	(.06)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.14)	(.23)	(.08)	(.10)	(.06)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.26	$ 44.42	$ 35.28	$ 33.18	$ 31.54
Total Return A, B	(47.31)%	26.66%	6.58%	5.52%	3.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.89%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.93%	.89%	.93%	.92%	.93%
Expenses net of all reductions	.92%	.89%	.92%	.88%	.90%
Net investment income (loss)	.49%	(.04)%	.36%	.12%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,061	$ 20,051	$ 5,063	$ 5,409	$ 2,667
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.00	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.24	.04	.17	.03
Net realized and unrealized gain (loss)	(21.49)	9.50	2.08	1.04
Total from investment operations	(21.25)	9.54	2.25	1.07
Distributions from net investment income	(.27)	(.28)	(.14)	-
Distributions from net realized gain	-	(.04)	-	-
Total distributions	(.27)	(.32)	(.14)	-
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Total Return B, C, D	(47.22)%	26.81%	6.72%	3.28%
Ratios to Average Net Assets F, I
Expenses before reductions	.77%	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.77%	.76%	.81%	.83% A
Expenses net of all reductions	.76%	.76%	.80%	.79% A
Net investment income (loss)	.65%	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93,428	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	161%	109%	114%	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent, distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, short-term distributions from underlying funds, futures transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,486,303
Unrealized depreciation	(930,007,267)
Net unrealized appreciation (depreciation)	(846,520,964)
Undistributed ordinary income	359,832
Capital loss carryforward	(1,490,706,279)

Cost for federal income tax purposes	$ 4,145,395,299

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 39,588,806	$ 63,622,790

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,094,122,037 and $10,866,885,047, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 663,269
Service Class 2	1,750,131
Service Class 2R	19,740
$ 2,433,140

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 2,856,418
Service Class	460,702
Service Class 2	495,594
Service Class 2R	5,345
Investor Class	263,444
$ 4,081,503

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $136,616 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,442,830	2.46%	$ 117,384

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,365 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,957,976.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $367,487 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,710.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 35% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,601,267, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 29,994,939	$ 48,163,694
Service Class	4,447,535	5,568,863
Service Class 2	4,070,779	2,694,835
Service Class 2R	18,979	42,158
Investor Class	1,056,574	733,347
Total	$ 39,588,806	$ 57,202,897
From net realized gain
Initial Class	$ -	$ 4,929,899
Service Class	-	762,636
Service Class 2	-	563,891
Service Class 2R	-	17,112
Investor Class	-	146,355
Total	$ -	$ 6,419,893

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	3,905,978	6,352,261	$ 138,026,441	$ 263,603,689
Reinvestment of distributions	1,288,996	1,365,559	29,994,938	53,093,593
Shares redeemed	(38,869,099)	(31,109,602)	(1,490,052,456)	(1,235,111,333)
Net increase (decrease)	(33,674,125)	(23,391,782)	$ (1,322,031,077)	$ (918,414,051)
Service Class
Shares sold	1,299,183	2,661,654	$ 44,341,627	$ 112,874,994
Reinvestment of distributions	191,539	164,792	4,447,535	6,331,499
Shares redeemed	(5,299,957)	(6,714,602)	(193,461,539)	(264,599,886)
Net increase (decrease)	(3,809,235)	(3,888,156)	$ (144,672,377)	$ (145,393,393)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Service Class 2
Shares sold	4,426,611	6,700,657	$ 159,010,524	$ 277,901,012
Reinvestment of distributions	176,530	86,329	4,070,779	3,258,726
Shares redeemed	(5,522,476)	(4,393,246)	(198,453,754)	(178,974,484)
Net increase (decrease)	(919,335)	2,393,740	$ (35,372,451)	$ 102,185,254
Service Class 2R
Shares sold	101,959	452,190	$ 4,039,975	$ 18,759,040
Reinvestment of distributions	825	1,458	18,979	59,270
Shares redeemed	(422,581)	(145,771)	(16,348,368)	(6,009,422)
Net increase (decrease)	(319,797)	307,877	$ (12,289,414)	$ 12,808,888
Investor Class
Shares sold	2,298,287	2,273,784	$ 86,244,669	$ 95,486,744
Reinvestment of distributions	45,483	22,125	1,056,574	879,702
Shares redeemed	(2,402,506)	(409,459)	(89,936,741)	(17,162,950)
Net increase (decrease)	(58,736)	1,886,450	$ (2,635,498)	$ 79,203,496

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/13/09	02/13/09	$.004	$.003
Service Class	02/13/09	02/13/09	$.004	$.003
Service Class 2	02/13/09	02/13/09	$.004	$.003
Investor Class	02/13/09	02/13/09	$.004	$.003

Initial Class designates 93%, Service Class, Service Class 2, and Investor Class designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWT-ANN-0209
1.540077.111

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Growth - Service Class 2R A	-47.31%	-5.00%	-3.29%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class, which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the structure of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the tech-laden NASDAQ Composite® Index slid 40.03%. But foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger greenback also held back foreign equity returns for U.S. investors. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

VIP Growth underperformed its benchmark, the Russell 3000® Growth Index, which returned -38.44% for the year. (For specific portfolio results, please refer to the performance section of this report.) Many of the stocks the fund owned performed worse than the index overall, particularly within the information technology, financials and energy sectors. At the same time, our sector weightings in certain cases proved unproductive as well, as I was late in moving out of such areas as energy and industrials and moving into the more defensive realms of consumer staples and health care. Several of the fund's worst performers were technology names, including out-of-index stakes in Finnish mobile phone manufacturer Nokia and Research In Motion, the Canada-based maker of BlackBerry wireless communications devices, neither of which was held at period end. A position in flash-memory producer SanDisk also hurt, as did holding no stake in index heavyweight Wal-Mart, which performed relatively well. The U.S. dollar's rally during the latter part of the period further narrowed returns from some of our overseas holdings. On the upside, favorable stock selection in materials, as well as in pockets of the health care and consumer discretionary sectors, helped, as did an underweighting in energy and a moderate cash position. Among the fund's biggest contributors relative to the index were an out-of-index position in Swiss consumer staples firm Nestle, pharmacy benefits manager Medco Health Solutions and coal miner Fording Canadian Coal Trust, an out-of-benchmark holding that was acquired during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.68%
Actual		$ 1,000.00	$ 588.30	$ 2.71
Hypothetical A		$ 1,000.00	$ 1,021.72	$ 3.46
Service Class	.78%
Actual		$ 1,000.00	$ 587.90	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96
Service Class 2.93%
Actual		$ 1,000.00	$ 587.40	$ 3.71
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72
Service Class 2R	.93%
Actual		$ 1,000.00	$ 587.50	$ 3.71
Hypothetical A		$ 1,000.00	$ 1,020.46	$ 4.72
Investor Class	.78%
Actual		$ 1,000.00	$ 587.90	$ 3.11
Hypothetical A		$ 1,000.00	$ 1,021.22	$ 3.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Wells Fargo & Co.	6.6	0.0
Berkshire Hathaway, Inc. Class B	6.1	3.7
Medco Health Solutions, Inc.	4.9	2.3
Nestle SA sponsored ADR	4.3	1.1
Procter & Gamble Co.	4.2	1.6
QUALCOMM, Inc.	3.8	1.5
VeriSign, Inc.	3.5	2.0
Goldman Sachs Group, Inc.	3.0	0.0
Cisco Systems, Inc.	2.8	1.3
Visa, Inc.	2.7	1.5
	41.9
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	24.5	25.2
Financials	22.9	13.8
Health Care	20.2	12.4
Consumer Staples	11.4	4.8
Consumer Discretionary	4.7	4.6
Asset Allocation (% of fund's net assets)
As of December 31, 2008 *		As of June 30, 2008 **
	Stocks 91.4%		Stocks 98.6%
	Short-Term Investments and Net Other Assets 8.6%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	12.9%	** Foreign investments	27.8%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 4.7%
Diversified Consumer Services - 1.8%
Apollo Group, Inc. Class A (non-vtg.) (a)	207,400	$ 15,890,988
Strayer Education, Inc.	199,071	42,682,813
Universal Technical Institute, Inc. (a)(d)	52,086	894,317
		59,468,118
Hotels, Restaurants & Leisure - 1.9%
Burger King Holdings, Inc.	189,800	4,532,424
Marriott International, Inc. Class A	19,300	375,385
McDonald's Corp.	897,976	55,845,127
Starwood Hotels & Resorts Worldwide, Inc.	19,700	352,630
		61,105,566
Media - 0.2%
The Walt Disney Co.	297,800	6,757,082
Specialty Retail - 0.6%
DSW, Inc. Class A (a)(d)	1,165,852	14,526,516
Lowe's Companies, Inc.	295,800	6,365,616
		20,892,132
Textiles, Apparel & Luxury Goods - 0.2%
American Apparel, Inc. (a)(d)	596,800	1,187,632
Lululemon Athletica, Inc. (a)	629,600	4,992,728
		6,180,360
TOTAL CONSUMER DISCRETIONARY		154,403,258
CONSUMER STAPLES - 11.4%
Beverages - 1.1%
The Coca-Cola Co.	781,141	35,362,253
Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	134,900	7,082,250
CVS Caremark Corp.	814,906	23,420,398
		30,502,648
Food Products - 4.4%
Flowers Foods, Inc.	159,190	3,877,868
Nestle SA sponsored ADR	3,508,150	139,273,555
		143,151,423
Household Products - 5.0%
Colgate-Palmolive Co.	380,410	26,073,301
Procter & Gamble Co.	2,210,017	136,623,251
		162,696,552
TOTAL CONSUMER STAPLES		371,712,876
ENERGY - 3.4%
Energy Equipment & Services - 0.2%
Schlumberger Ltd. (NY Shares)	174,500	7,386,585
Oil, Gas & Consumable Fuels - 3.2%
Chesapeake Energy Corp.	2,221,502	35,921,687
Denbury Resources, Inc. (a)	2,062,050	22,517,586

	Shares	Value
Southwestern Energy Co. (a)	1,163,874	$ 33,717,430
Ultra Petroleum Corp. (a)	373,016	12,872,782
		105,029,485
TOTAL ENERGY		112,416,070
FINANCIALS - 22.9%
Capital Markets - 5.5%
Charles Schwab Corp.	1,460,323	23,613,423
Goldman Sachs Group, Inc.	1,152,100	97,225,719
JMP Group, Inc.	138,900	770,895
Morgan Stanley	3,562,905	57,148,996
		178,759,033
Commercial Banks - 7.0%
PNC Financial Services Group, Inc.	296,400	14,523,600
Wells Fargo & Co.	7,346,207	216,566,186
		231,089,786
Consumer Finance - 0.4%
American Express Co.	728,200	13,508,110
Diversified Financial Services - 2.7%
CIT Group, Inc.	6,500	29,510
Citigroup, Inc.	2,187,764	14,679,896
JPMorgan Chase & Co.	2,197,300	69,280,869
KKR Financial Holdings LLC	2,373,838	3,750,664
		87,740,939
Insurance - 7.0%
Berkshire Hathaway, Inc. Class B (a)	62,253	200,081,142
The First American Corp.	616,431	17,808,692
Willis Group Holdings Ltd.	476,300	11,850,344
		229,740,178
Real Estate Investment Trusts - 0.3%
General Growth Properties, Inc.	2,297,666	2,963,989
SL Green Realty Corp.	96,665	2,503,624
Vornado Realty Trust	57,000	3,439,950
		8,907,563
TOTAL FINANCIALS		749,745,609
HEALTH CARE - 20.2%
Biotechnology - 4.8%
Biogen Idec, Inc. (a)	1,304,924	62,153,530
Celgene Corp. (a)	312,700	17,286,056
CSL Ltd.	2,614,156	62,880,123
Genzyme Corp. (a)	119,900	7,957,763
Gilead Sciences, Inc. (a)	176,900	9,046,666
		159,324,138
Health Care Equipment & Supplies - 5.8%
Alcon, Inc.	414,600	36,978,174
Baxter International, Inc.	971,151	52,043,982
C.R. Bard, Inc.	273,800	23,070,388
Covidien Ltd.	1,064,169	38,565,485
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
DENTSPLY International, Inc. (d)	1,065,814	$ 30,098,587
Medtronic, Inc.	280,600	8,816,452
		189,573,068
Health Care Providers & Services - 6.3%
Express Scripts, Inc. (a)	424,033	23,313,334
Henry Schein, Inc. (a)	388,321	14,247,497
Medco Health Solutions, Inc. (a)	3,783,162	158,552,319
UnitedHealth Group, Inc.	395,800	10,528,280
		206,641,430
Pharmaceuticals - 3.3%
Johnson & Johnson	697,200	41,713,476
Novo Nordisk AS Series B	611,169	31,679,408
Teva Pharmaceutical Industries Ltd. sponsored ADR (d)	805,700	34,298,649
		107,691,533
TOTAL HEALTH CARE		663,230,169
INDUSTRIALS - 3.3%
Building Products - 0.2%
USG Corp. (a)	695,600	5,592,624
Machinery - 2.1%
CLARCOR, Inc.	337,600	11,201,568
Cummins, Inc.	756,634	20,224,827
Danaher Corp.	689,500	39,032,595
PACCAR, Inc.	11,500	328,900
		70,787,890
Professional Services - 0.8%
Equifax, Inc.	275,900	7,316,868
FTI Consulting, Inc. (a)	308,000	13,761,440
Robert Half International, Inc.	219,500	4,569,990
		25,648,298
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	175,600	6,119,660
TOTAL INDUSTRIALS		108,148,472
INFORMATION TECHNOLOGY - 24.5%
Communications Equipment - 8.6%
Cisco Systems, Inc. (a)	5,563,257	90,681,089
Juniper Networks, Inc. (a)	3,711,331	64,985,406
Nortel Networks Corp. (a)	94,188	24,772
QUALCOMM, Inc.	3,514,353	125,919,268
		281,610,535
Computers & Peripherals - 0.9%
Apple, Inc. (a)	309,986	26,457,305
SanDisk Corp. (a)	433,960	4,166,016
		30,623,321

	Shares	Value
Electronic Equipment & Components - 0.1%
BYD Co. Ltd. (H Shares)	982,500	$ 1,618,865
Internet Software & Services - 5.9%
Baidu.com, Inc. sponsored ADR (a)(d)	17,900	2,337,203
Google, Inc. Class A (sub. vtg.) (a)	222,854	68,561,033
The Knot, Inc. (a)(d)	841,815	7,003,901
VeriSign, Inc. (a)	6,121,126	116,791,084
		194,693,221
IT Services - 6.2%
Cognizant Technology Solutions Corp. Class A (a)	1,137,707	20,546,988
Infosys Technologies Ltd. sponsored ADR	641,200	15,754,284
The Western Union Co.	5,378,025	77,120,879
Visa, Inc.	1,685,832	88,421,888
		201,844,039
Semiconductors & Semiconductor Equipment - 1.9%
Applied Materials, Inc.	4,877,452	49,408,589
Monolithic Power Systems, Inc. (a)	177,101	2,233,244
Netlogic Microsystems, Inc. (a)	530,393	11,673,950
		63,315,783
Software - 0.9%
Autonomy Corp. PLC (a)	1,577,525	22,280,477
EPIQ Systems, Inc. (a)	6,100	101,931
VMware, Inc. Class A (a)	338,487	8,018,757
		30,401,165
TOTAL INFORMATION TECHNOLOGY		804,106,929
MATERIALS - 1.0%
Chemicals - 1.0%
Ecolab, Inc.	504,400	17,729,660
Monsanto Co.	222,718	15,668,211
		33,397,871
TOTAL COMMON STOCKS (Cost $3,803,844,501)		2,997,161,254
Money Market Funds - 9.2%
	Shares	Value
Fidelity Cash Central Fund, 1.06% (b)	283,924,231	$ 283,924,231
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	17,788,850	17,788,850
TOTAL MONEY MARKET FUNDS (Cost $301,713,081)		301,713,081
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $4,105,557,582)		3,298,874,335
NET OTHER ASSETS - (0.6)%		(21,203,718)
NET ASSETS - 100%		$ 3,277,670,617
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,284,908
Fidelity Securities Lending Cash Central Fund	1,957,976
Total	$ 3,242,884
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Compass Minerals International, Inc.	$ 16,984,537	$ 90,859,702	$ 121,064,620	$ 1,455,744	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 3,298,874,335	$ 3,180,415,462	$ 118,458,873	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	87.1%
Switzerland	5.4%
Australia	1.9%
Bermuda	1.6%
Israel	1.0%
Denmark	1.0%
Others (individually less than 1%)	2.0%
100.0%
Income Tax Information

At December 31, 2008, the fund had a capital loss carryforward of approximately $1,490,706,279 of which $351,276,710, $44,707,854 and $1,094,721,715 will expire on December 31, 2010, 2011 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $17,928,242) - See accompanying schedule: Unaffiliated issuers (cost $3,803,844,501)	$ 2,997,161,254
Fidelity Central Funds (cost $301,713,081)	301,713,081
Total Investments (cost $4,105,557,582)		$ 3,298,874,335
Foreign currency held at value (cost $160,416)		160,168
Receivable for investments sold		9,600,065
Receivable for fund shares sold		2,488,618
Dividends receivable		2,035,116
Distributions receivable from Fidelity Central Funds		202,499
Prepaid expenses		45,665
Other receivables		1,670,877
Total assets		3,315,077,343

Liabilities
Payable for investments purchased	$ 15,133,323
Payable for fund shares redeemed	2,225,499
Accrued management fee	1,511,104
Distribution fees payable	122,713
Other affiliated payables	261,247
Other payables and accrued expenses	363,990
Collateral on securities loaned, at value	17,788,850
Total liabilities		37,406,726

Net Assets		$ 3,277,670,617
Net Assets consist of:
Paid in capital		$ 5,614,673,319
Distributions in excess of net investment income		(135,290)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,530,183,238)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(806,684,174)
Net Assets		$ 3,277,670,617

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($2,337,891,972 ÷ 99,361,362 shares)	$ 23.53

Service Class: Net Asset Value, offering price and redemption price per share ($395,758,873 ÷ 16,860,192 shares)	$ 23.47

Service Class 2: Net Asset Value, offering price and redemption price per share ($447,530,223 ÷ 19,196,033 shares)	$ 23.31

Service Class 2R: Net Asset Value, offering price and redemption price per share ($3,061,282 ÷ 131,592 shares)	$ 23.26

Investor Class: Net Asset Value, offering price and redemption price per share ($93,428,267 ÷ 3,978,984 shares)	$ 23.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends (including $1,455,744 earned from other affiliated issuers)		$ 76,323,316
Interest		263,005
Income from Fidelity Central Funds		3,242,884
Total income		79,829,205

Expenses
Management fee	$ 31,671,478
Transfer agent fees	4,081,503
Distribution fees	2,433,140
Accounting and security lending fees	1,116,165
Custodian fees and expenses	301,575
Independent trustees' compensation	27,953
Depreciation in deferred trustee compensation account	(2,210)
Audit	82,558
Legal	42,993
Interest	117,384
Miscellaneous	968,995
Total expenses before reductions	40,841,534
Expense reductions	(375,197)	40,466,337
Net investment income (loss)		39,362,868
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,143,740,249)
Other affiliated issuers	13,145,554
Foreign currency transactions	475,628
Futures contracts	3,114,497
Total net realized gain (loss)		(1,127,004,570)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,110,577,341)
Assets and liabilities in foreign currencies	(2,484)
Total change in net unrealized appreciation (depreciation)		(2,110,579,825)
Net gain (loss)		(3,237,584,395)
Net increase (decrease) in net assets resulting from operations		$ (3,198,221,527)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 39,362,868	$ 12,923,642
Net realized gain (loss)	(1,127,004,570)	1,400,632,701
Change in net unrealized appreciation (depreciation)	(2,110,579,825)	354,436,797
Net increase (decrease) in net assets resulting from operations	(3,198,221,527)	1,767,993,140
Distributions to shareholders from net investment income	(39,588,806)	(57,202,897)
Distributions to shareholders from net realized gain	-	(6,419,893)
Total distributions	(39,588,806)	(63,622,790)
Share transactions - net increase (decrease)	(1,517,000,817)	(869,609,806)
Redemption fees	17,837	13,352
Total increase (decrease) in net assets	(4,754,793,313)	834,773,896

Net Assets
Beginning of period	8,032,463,930	7,197,690,034
End of period (including distributions in excess of net investment income of $135,290 and distributions in excess of net investment income of $418,554, respectively)	$ 3,277,670,617	$ 8,032,463,930

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 45.12	$ 35.87	$ 33.70	$ 32.01	$ 31.04
Income from Investment Operations
Net investment income (loss) C	.27	.09	.21	.11	.15 F, I
Net realized and unrealized gain (loss)	(21.55)	9.53	2.09	1.74	.90
Total from investment operations	(21.28)	9.62	2.30	1.85	1.05
Distributions from net investment income	(.31)	(.33)	(.13)	(.16)	(.08)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.31)	(.37)	(.13)	(.16)	(.08)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.53	$ 45.12	$ 35.87	$ 33.70	$ 32.01
Total Return A, B	(47.17)%	26.96%	6.85%	5.80%	3.38%
Ratios to Average Net Assets D, G
Expenses before reductions	.68%	.65%	.68%	.67%	.68%
Expenses net of fee waivers, if any	.68%	.65%	.68%	.67%	.68%
Expenses net of all reductions	.67%	.64%	.67%	.63%	.65%
Net investment income (loss)	.74%	.21%	.61%	.36%	.47% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,337,892	$ 6,002,656	$ 5,610,629	$ 6,726,655	$ 7,796,888
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.99	$ 35.72	$ 33.56	$ 31.88	$ 30.92
Income from Investment Operations
Net investment income (loss) C	.23	.04	.18	.08	.11 F, I
Net realized and unrealized gain (loss)	(21.48)	9.51	2.07	1.72	.90
Total from investment operations	(21.25)	9.55	2.25	1.80	1.01
Distributions from net investment income	(.27)	(.24)	(.09)	(.12)	(.05)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.27)	(.28)	(.09)	(.12)	(.05)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.47	$ 44.99	$ 35.72	$ 33.56	$ 31.88
Total Return A, B	(47.23)%	26.87%	6.73%	5.67%	3.26%
Ratios to Average Net Assets D,G
Expenses before reductions	.78%	.75%	.78%	.77%	.78%
Expenses net of fee waivers, if any	.78%	.75%	.78%	.77%	.78%
Expenses net of all reductions	.77%	.74%	.77%	.73%	.75%
Net investment income (loss)	.64%	.11%	.51%	.26%	.37% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 395,759	$ 929,848	$ 877,279	$ 1,086,172	$ 1,326,262
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.65	$ 35.42	$ 33.29	$ 31.64	$ 30.72
Income from Investment Operations
Net investment income (loss) C	.17	(.02)	.12	.03	.07 F, I
Net realized and unrealized gain (loss)	(21.29)	9.43	2.07	1.71	.89
Total from investment operations	(21.12)	9.41	2.19	1.74	.96
Distributions from net investment income	(.22)	(.15)	(.06)	(.09)	(.04)
Distributions from net realized gain	-	(.03)	-	-	-
Total distributions	(.22)	(.18)	(.06)	(.09)	(.04)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.31	$ 44.65	$ 35.42	$ 33.29	$ 31.64
Total Return A, B	(47.31)%	26.66%	6.57%	5.50%	3.12%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.90%	.94%	.92%	.93%
Expenses net of fee waivers, if any	.93%	.90%	.94%	.92%	.93%
Expenses net of all reductions	.92%	.89%	.92%	.88%	.90%
Net investment income (loss)	.49%	(.04)%	.36%	.11%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 447,530	$ 898,204	$ 627,754	$ 858,587	$ 811,126
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 44.42	$ 35.28	$ 33.18	$ 31.54	$ 30.65
Income from Investment Operations
Net investment income (loss) C	.18	(.01)	.12	.04	.07 F, I
Net realized and unrealized gain (loss)	(21.20)	9.38	2.06	1.70	.88
Total from investment operations	(21.02)	9.37	2.18	1.74	.95
Distributions from net investment income	(.14)	(.19)	(.08)	(.10)	(.06)
Distributions from net realized gain	-	(.04)	-	-	-
Total distributions	(.14)	(.23)	(.08)	(.10)	(.06)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.26	$ 44.42	$ 35.28	$ 33.18	$ 31.54
Total Return A, B	(47.31)%	26.66%	6.58%	5.52%	3.10%
Ratios to Average Net Assets D, G
Expenses before reductions	.93%	.89%	.93%	.92%	.93%
Expenses net of fee waivers, if any	.93%	.89%	.93%	.92%	.93%
Expenses net of all reductions	.92%	.89%	.92%	.88%	.90%
Net investment income (loss)	.49%	(.04)%	.36%	.12%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,061	$ 20,051	$ 5,063	$ 5,409	$ 2,667
Portfolio turnover rate E	161%	109%	114%	79%	72%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Investment income per share reflects a special dividend which amounted to $.08 per share. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H Amount represents less than $.01 per share. I As a result in the change in the estimate of the return of capital components of dividend income realized in the year ended December 31, 2003, net investment income per share and the ratio of net investment income to average net assets for the year ended December 31, 2004 have been reduced by $.01 per share and .02%, respectively. The change in estimate has no impact on total net assets or total return of the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 45.00	$ 35.78	$ 33.67	$ 32.60
Income from Investment Operations
Net investment income (loss) E	.24	.04	.17	.03
Net realized and unrealized gain (loss)	(21.49)	9.50	2.08	1.04
Total from investment operations	(21.25)	9.54	2.25	1.07
Distributions from net investment income	(.27)	(.28)	(.14)	-
Distributions from net realized gain	-	(.04)	-	-
Total distributions	(.27)	(.32)	(.14)	-
Redemption fees added to paid in capital E, J	-	-	-	-
Net asset value, end of period	$ 23.48	$ 45.00	$ 35.78	$ 33.67
Total Return B, C, D	(47.22)%	26.81%	6.72%	3.28%
Ratios to Average Net Assets F, I
Expenses before reductions	.77%	.76%	.81%	.83% A
Expenses net of fee waivers, if any	.77%	.76%	.81%	.83% A
Expenses net of all reductions	.76%	.76%	.80%	.79% A
Net investment income (loss)	.65%	.09%	.49%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 93,428	$ 181,705	$ 76,965	$ 24,166
Portfolio turnover rate G	161%	109%	114%	79%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent, distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, short-term distributions from underlying funds, futures transactions, partnerships (including allocations from Fidelity Central Funds), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 83,486,303
Unrealized depreciation	(930,007,267)
Net unrealized appreciation (depreciation)	(846,520,964)
Undistributed ordinary income	359,832
Capital loss carryforward	(1,490,706,279)

Cost for federal income tax purposes	$ 4,145,395,299

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 39,588,806	$ 63,622,790

Trading (Redemption) Fees. Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for reporting periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Futures Contracts. The Fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund's exposure to the underlying instrument, while selling futures tends to decrease a fund's exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount ("initial margin") equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments ("variation margin") are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contract's terms.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,094,122,037 and $10,866,885,047, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 663,269
Service Class 2	1,750,131
Service Class 2R	19,740
$ 2,433,140

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 2,856,418
Service Class	460,702
Service Class 2	495,594
Service Class 2R	5,345
Investor Class	263,444
$ 4,081,503

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $136,616 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 32,442,830	2.46%	$ 117,384

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13,365 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,957,976.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $367,487 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $7,710.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 35% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,601,267, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 29,994,939	$ 48,163,694
Service Class	4,447,535	5,568,863
Service Class 2	4,070,779	2,694,835
Service Class 2R	18,979	42,158
Investor Class	1,056,574	733,347
Total	$ 39,588,806	$ 57,202,897
From net realized gain
Initial Class	$ -	$ 4,929,899
Service Class	-	762,636
Service Class 2	-	563,891
Service Class 2R	-	17,112
Investor Class	-	146,355
Total	$ -	$ 6,419,893

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	3,905,978	6,352,261	$ 138,026,441	$ 263,603,689
Reinvestment of distributions	1,288,996	1,365,559	29,994,938	53,093,593
Shares redeemed	(38,869,099)	(31,109,602)	(1,490,052,456)	(1,235,111,333)
Net increase (decrease)	(33,674,125)	(23,391,782)	$ (1,322,031,077)	$ (918,414,051)
Service Class
Shares sold	1,299,183	2,661,654	$ 44,341,627	$ 112,874,994
Reinvestment of distributions	191,539	164,792	4,447,535	6,331,499
Shares redeemed	(5,299,957)	(6,714,602)	(193,461,539)	(264,599,886)
Net increase (decrease)	(3,809,235)	(3,888,156)	$ (144,672,377)	$ (145,393,393)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Service Class 2
Shares sold	4,426,611	6,700,657	$ 159,010,524	$ 277,901,012
Reinvestment of distributions	176,530	86,329	4,070,779	3,258,726
Shares redeemed	(5,522,476)	(4,393,246)	(198,453,754)	(178,974,484)
Net increase (decrease)	(919,335)	2,393,740	$ (35,372,451)	$ 102,185,254
Service Class 2R
Shares sold	101,959	452,190	$ 4,039,975	$ 18,759,040
Reinvestment of distributions	825	1,458	18,979	59,270
Shares redeemed	(422,581)	(145,771)	(16,348,368)	(6,009,422)
Net increase (decrease)	(319,797)	307,877	$ (12,289,414)	$ 12,808,888
Investor Class
Shares sold	2,298,287	2,273,784	$ 86,244,669	$ 95,486,744
Reinvestment of distributions	45,483	22,125	1,056,574	879,702
Shares redeemed	(2,402,506)	(409,459)	(89,936,741)	(17,162,950)
Net increase (decrease)	(58,736)	1,886,450	$ (2,635,498)	$ 79,203,496

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 19, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of VIP Growth Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Service Class 2R	02/13/09	02/13/09	$.004	$.003

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Growth Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPGRWTR-ANN-0209
1.811845.104

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class	-24.98%	-0.70%	-0.61%
VIP High Income - Service Class A	-24.87%	-0.77%	-0.70%
VIP High Income - Service Class 2 B	-25.14%	-0.94%	-0.86%
VIP High Income - Investor Class C	-24.76%	-0.71%	-0.62%

A Performance for Service Class shares reflects an asset based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

C The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch ® U.S. High Yield Master II Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending December 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.11% during that time frame. The debt markets froze as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September conditions worsened, leading the U.S. government to take over mortgage giants Fannie Mae and Freddie Mac. Investment bank Lehman Brothers failed, and the federal government stepped in to rescue insurance behemoth American International Group (AIG). Shortly thereafter, in October, Congress approved a $700 billion bailout plan for Wall Street. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate seven times during the period, with an easing done in early October in concert with other central banks around the world. High-yield bonds rebounded in December due to the federal government's rescue plan for the automotive industry and because investors became more attracted to the significant yield advantage offered by the asset class.

For the year ending December 31, 2008, the fund outperformed its Merrill Lynch benchmark. (For specific portfolio results, please refer to the performance section of this report.) The fund's emphasis on higher-quality bonds helped it outperform the index, as lower-rated bonds suffered from the U.S. economic recession. Positive security selection and an underweighting in publishing/printing, paper, broadcasting and banks/thrifts proved most helpful. Underweighting diversified financials also contributed. The fund's cash position assisted further within a down market. Less favorable security selection in the energy, telecommunications, technology and automotive areas hurt, as did underweighting the last group. Contributions came from underweighting or not owning several index components that underperformed: General Motors; publishers R.H. Donnelley and Idearc; casino operator Harrah's; and paper company AbitibiBowater. Holdings of satellite telecom company Intelsat contributed further. Underweighting General Motors Acceptance Corporation, Ford Motor Credit and telecom company Alltel detracted, as did an investment in oil and natural gas exploration and production company SandRidge Energy. Some securities mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.70%
Actual		$ 1,000.00	$ 751.40	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class	.80%
Actual		$ 1,000.00	$ 752.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2.95%
Actual		$ 1,000.00	$ 751.10	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Initial Class R	.70%
Actual		$ 1,000.00	$ 751.20	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class R	.80%
Actual		$ 1,000.00	$ 752.10	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2R	.95%
Actual		$ 1,000.00	$ 752.70	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Investor Class	.74%
Actual		$ 1,000.00	$ 752.40	$ 3.26
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.4	2.0
Ship Finance International Ltd.	2.0	2.1
NRG Energy, Inc.	1.8	1.3
Georgia-Pacific Corp.	1.6	1.6
MGM Mirage, Inc.	1.6	2.1
	9.4
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	9.8	9.3
Electric Utilities	9.1	9.1
Energy	9.0	10.6
Healthcare	7.4	7.2
Gaming	6.6	7.6
Quality Diversification (% of fund's net assets)
As of December 31, 2008	As of June 30, 2008
BBB 1.6%	BBB 1.4%
BB 34.1%	BB 34.1%
B 41.3%	B 44.6%
CCC,CC,C 10.3%	CCC,CC,C 11.6%
Not Rated 1.0%	Not Rated 1.8%
Equities 1.1%	Equities 2.0%
Short-Term Investments and Net Other Assets 10.6%	Short-Term Investments and Net Other Assets 4.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Nonconvertible Bonds 80.8%		Nonconvertible Bonds 86.7%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 2.7%
	Common Stocks 0.9%		Common Stocks 0.0%
	Floating Rate Loans 7.0%		Floating Rate Loans 6.1%
	Short-Term Investments and Net Other Assets 10.6%		Short-Term Investments and Net Other Assets 4.5%
*Foreign investments	14.8%	** Foreign investments	18.9%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 81.3%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,810,000	$ 1,091,792
Technology - 0.2%
Advanced Micro Devices, Inc. 6% 5/1/15	3,030,000	868,095
Lucent Technologies, Inc. 2.875% 6/15/25	837,000	377,487
		1,245,582
Telecommunications - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	1,640,000	1,426,800
TOTAL CONVERTIBLE BONDS		3,764,174
Nonconvertible Bonds - 80.8%
Aerospace - 0.8%
Alliant Techsystems, Inc. 6.75% 4/1/16	1,050,000	960,750
BE Aerospace, Inc. 8.5% 7/1/18	720,000	648,000
Bombardier, Inc. 7.45% 5/1/34 (e)	3,561,000	2,261,235
L-3 Communications Corp. 7.625% 6/15/12	1,395,000	1,360,125
Sequa Corp.:
11.75% 12/1/15 (e)	2,085,000	792,300
13.5% 12/1/15 pay-in-kind (e)	1,116,727	344,371
		6,366,781
Air Transportation - 2.2%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	6,390,000	4,600,800
6.977% 11/23/22	605,511	345,142
8.608% 10/1/12	535,000	347,750
AMR Corp. 9% 8/1/12	1,980,000	970,200
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	1,060,319	689,207
7.73% 9/15/12	303,607	215,561
7.875% 7/2/18	1,005,019	582,911
8.388% 5/1/22	551,837	366,972
9.558% 9/1/19	1,529,435	871,778
9.798% 4/1/21	7,724,257	4,364,205
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	1,611,038	829,684
8.954% 8/10/14	1,655,396	860,806

	Principal Amount	Value
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	$ 1,175,000	$ 587,500
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	2,985,525	1,552,473
		17,184,989
Automotive - 0.7%
Ford Motor Co.:
7.45% 7/16/31	2,495,000	698,600
9.5% 9/15/11	260,000	96,200
Ford Motor Credit Co. LLC:
7.25% 10/25/11	1,960,000	1,431,798
7.375% 10/28/09	2,350,000	2,044,500
7.875% 6/15/10	350,000	269,500
9.2025% 4/15/09 (f)	870,000	800,400
		5,340,998
Broadcasting - 0.0%
Nexstar Broadcasting, Inc. 7% 1/15/14	260,000	117,000
Building Materials - 0.7%
General Cable Corp. 7.125% 4/1/17	1,365,000	900,900
Nortek, Inc. 10% 12/1/13	4,510,000	3,089,350
Owens Corning 6.5% 12/1/16	505,000	365,725
Ply Gem Industries, Inc. 11.75% 6/15/13	2,095,000	1,215,100
		5,571,075
Cable TV - 5.0%
Cablevision Systems Corp. 8% 4/15/12	5,895,000	5,305,500
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	215,000	132,225
Charter Communications Holdings I LLC:
9.92% 4/1/14	5,570,000	278,500
11.125% 1/15/14	2,175,000	111,469
12.125% 1/15/15 (d)	2,915,000	145,750
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	4,330,000	757,750
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	4,875,000	2,242,500
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (e)	2,400,000	1,812,000
10.875% 9/15/14 (e)	1,985,000	1,568,150
CSC Holdings, Inc.:
6.75% 4/15/12	3,130,000	2,863,950
8.5% 6/15/15 (e)	3,465,000	3,049,200
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
6.375% 6/15/15	$ 3,320,000	$ 2,975,550
7.625% 5/15/16	1,355,000	1,294,025
8.375% 3/15/13	1,620,000	1,603,800
EchoStar Communications Corp.:
6.375% 10/1/11	3,510,000	3,229,200
7% 10/1/13	4,025,000	3,491,688
7.125% 2/1/16	2,300,000	1,955,000
Kabel Deutschland GmbH 10.625% 7/1/14	4,635,000	4,078,800
Videotron Ltd. 9.125% 4/15/18 (e)	1,705,000	1,585,650
		38,480,707
Capital Goods - 2.2%
Case Corp. 7.25% 1/15/16	1,460,000	1,043,900
Leucadia National Corp.:
7% 8/15/13	850,000	671,500
7.125% 3/15/17	6,115,000	4,647,400
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	985,000	610,700
9.5% 8/1/14	590,000	442,500
11.75% 8/1/16	985,000	591,000
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	3,200,500
Terex Corp. 8% 11/15/17	6,830,000	5,805,500
		17,013,000
Chemicals - 1.3%
Airgas, Inc. 7.125% 10/1/18 (e)	340,000	292,400
Chemtura Corp. 6.875% 6/1/16	3,240,000	1,684,800
Equistar Chemicals LP 7.55% 2/15/26	1,750,000	218,750
Momentive Performance Materials, Inc. 9.75% 12/1/14	7,825,000	3,286,500
Nalco Co. 7.75% 11/15/11	1,490,000	1,430,400
NOVA Chemicals Corp.:
5.72% 11/15/13 (f)	3,925,000	1,462,063
6.5% 1/15/12	1,940,000	805,100
PolyOne Corp. 8.875% 5/1/12	1,980,000	1,009,800
		10,189,813
Consumer Products - 0.6%
Jostens Holding Corp. 10.25% 12/1/13	3,050,000	2,226,500
Revlon Consumer Products Corp. 9.5% 4/1/11	3,120,000	2,215,200
Riddell Bell Holdings, Inc. 8.375% 10/1/12	385,000	269,500
		4,711,200
Containers - 1.3%
Berry Plastics Corp. 9.5025% 2/15/15 (f)	1,110,000	782,550

	Principal Amount	Value
BWAY Corp. 10% 10/15/10	$ 4,245,000	$ 3,608,250
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	985,000	975,150
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,073,000	1,513,290
8% 4/15/23	470,000	394,800
Greif, Inc. 6.75% 2/1/17	3,525,000	3,049,125
		10,323,165
Diversified Financial Services - 0.2%
Sprint Capital Corp. 8.75% 3/15/32	1,915,000	1,292,625
Diversified Media - 1.8%
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	490,000	218,050
7.25% 8/15/11	1,605,000	842,625
Lamar Media Corp.:
Series B, 6.625% 8/15/15	750,000	541,875
6.625% 8/15/15	1,435,000	1,036,788
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (c)	3,465,000	1,247,400
10% 8/1/14	4,765,000	3,812,000
Quebecor Media, Inc.:
7.75% 3/15/16	5,920,000	3,966,400
7.75% 3/15/16	2,880,000	1,929,600
		13,594,738
Electric Utilities - 8.4%
AES Corp.:
7.75% 10/15/15	2,160,000	1,728,000
8% 10/15/17	1,460,000	1,182,600
Aquila, Inc. 11.875% 7/1/12 (f)	2,825,000	2,909,750
CMS Energy Corp. 6.3% 2/1/12	165,000	151,800
Dynegy Holdings, Inc. 8.375% 5/1/16	3,405,000	2,434,575
Edison Mission Energy:
7% 5/15/17	2,795,000	2,431,650
7.2% 5/15/19	2,675,000	2,180,125
7.625% 5/15/27	2,915,000	2,244,550
Energy Future Holdings:
10.875% 11/1/17 (e)	7,270,000	5,161,700
11.25% 11/1/17 pay-in-kind (e)(f)	4,100,000	1,966,633
Intergen NV 9% 6/30/17 (e)	3,950,000	3,081,000
IPALCO Enterprises, Inc. 7.25% 4/1/16 (e)	2,205,000	1,653,750
Mirant Americas Generation LLC:
8.3% 5/1/11	480,000	458,400
8.5% 10/1/21	3,135,000	2,319,900
9.125% 5/1/31	1,270,000	901,700
NRG Energy, Inc.:
7.25% 2/1/14	2,870,000	2,597,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
NRG Energy, Inc.: - continued
7.375% 2/1/16	$ 5,280,000	$ 4,752,000
7.375% 1/15/17	6,745,000	6,205,400
NSG Holdings II, LLC 7.75% 12/15/25 (e)	7,850,000	6,123,000
Reliant Energy, Inc.:
7.625% 6/15/14	3,375,000	2,750,625
7.875% 6/15/17	1,085,000	873,425
Tenaska Alabama Partners LP 7% 6/30/21 (e)	1,975,899	1,541,201
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (e)	7,345,000	5,086,413
Series B, 10.25% 11/1/15 (e)	3,895,000	2,697,288
10.5% 11/1/16 pay-in-kind (e)(f)	3,215,000	1,546,214
		64,979,049
Energy - 8.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,185,000	770,250
Chaparral Energy, Inc.:
8.5% 12/1/15	4,155,000	914,100
8.875% 2/1/17	1,180,000	259,600
Chesapeake Energy Corp.:
6.5% 8/15/17	4,145,000	3,191,650
6.625% 1/15/16	410,000	323,900
6.875% 1/15/16	2,770,000	2,243,700
7.625% 7/15/13	1,445,000	1,257,150
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	435,000	278,400
7.75% 5/15/17	1,880,000	1,109,200
Complete Production Services, Inc. 8% 12/15/16	380,000	239,400
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	1,190,000	476,000
Dynegy Holdings, Inc. 8.75% 2/15/12	2,205,000	1,940,400
El Paso Corp.:
6.875% 6/15/14	810,000	664,200
6.95% 6/1/28	400,000	236,000
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	3,050,000	2,623,000
Energy Partners Ltd.:
9.75% 4/15/14	1,290,000	425,700
9.8775% 4/15/13 (f)	1,720,000	567,600
Forest Oil Corp.:
7.25% 6/15/19	1,420,000	1,050,800
7.75% 5/1/14	1,430,000	1,136,850
Frontier Oil Corp. 8.5% 9/15/16	2,700,000	2,241,000
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	1,815,000	871,200

	Principal Amount	Value
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (e)	$ 5,890,000	$ 4,064,100
9% 6/1/16 (e)	3,910,000	2,795,650
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	925,000	825,563
Newfield Exploration Co. 7.125% 5/15/18	1,915,000	1,445,825
OPTI Canada, Inc.:
7.875% 12/15/14	1,725,000	905,625
8.25% 12/15/14	3,330,000	1,798,200
Pan American Energy LLC 7.75% 2/9/12 (e)	3,135,000	2,225,850
Parker Drilling Co. 9.625% 10/1/13	1,775,000	1,375,625
Petrohawk Energy Corp.:
7.875% 6/1/15 (e)	1,770,000	1,309,800
9.125% 7/15/13	5,910,000	4,787,100
Petroleum Development Corp. 12% 2/15/18	2,810,000	1,742,200
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	2,456,450
Plains Exploration & Production Co. 7% 3/15/17	4,230,000	2,728,350
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	435,000	354,525
7.375% 7/15/13	10,075,000	8,463,000
SandRidge Energy, Inc.:
7.5075% 4/1/14 (f)	5,320,000	2,766,400
8.625% 4/1/15 pay-in-kind (f)	7,720,000	3,860,000
Seitel, Inc. 9.75% 2/15/14	4,330,000	1,558,800
Southwestern Energy Co. 7.5% 2/1/18 (e)	285,000	250,800
Tesoro Corp. 6.5% 6/1/17	610,000	334,738
		68,868,701
Environmental - 0.5%
Allied Waste North America, Inc.:
6.875% 6/1/17	1,925,000	1,795,063
7.125% 5/15/16	1,385,000	1,218,800
Browning-Ferris Industries, Inc. 7.4% 9/15/35	585,000	482,606
		3,496,469
Food and Drug Retail - 0.5%
Rite Aid Corp.:
6.875% 8/15/13	1,110,000	271,950
7.5% 3/1/17	1,665,000	1,073,925
9.375% 12/15/15	1,110,000	363,525
SUPERVALU, Inc. 7.5% 11/15/14	2,725,000	2,180,000
		3,889,400
Food/Beverage/Tobacco - 2.0%
Constellation Brands, Inc.:
7.25% 9/1/16	880,000	831,600
7.25% 5/15/17	2,060,000	1,946,700
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
Constellation Brands, Inc.: - continued
8.375% 12/15/14	$ 2,260,000	$ 2,158,300
Dean Foods Co.:
6.9% 10/15/17	4,100,000	3,280,000
7% 6/1/16	3,175,000	2,698,750
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	2,583,000
Smithfield Foods, Inc. 7.75% 7/1/17	3,060,000	1,744,200
		15,242,550
Gaming - 5.4%
Chukchansi Economic Development Authority:
6.095% 11/15/12 (e)(f)	1,010,000	383,800
8% 11/15/13 (e)	3,210,000	1,219,800
Harrah's Operating Co., Inc. 10% 12/15/15 (e)	292,000	122,640
Mandalay Resort Group 9.375% 2/15/10	990,000	732,600
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (e)	5,050,000	1,792,750
MGM Mirage, Inc.:
6% 10/1/09	880,000	840,400
6.625% 7/15/15	855,000	535,444
6.75% 9/1/12	10,610,000	7,373,950
6.75% 4/1/13	905,000	615,400
6.875% 4/1/16	855,000	534,375
7.625% 1/15/17	2,040,000	1,275,000
8.375% 2/1/11	2,240,000	1,344,000
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	1,295,000	815,850
6.375% 7/15/09	950,000	907,250
7.125% 8/15/14	1,760,000	915,200
Scientific Games Corp.:
6.25% 12/15/12	3,275,000	2,636,375
7.875% 6/15/16 (e)	2,885,000	2,322,425
Seminole Hard Rock Entertainment, Inc. 4.4963% 3/15/14 (e)(f)	2,125,000	1,126,250
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	5,775,000	4,042,500
7.25% 5/1/12	3,085,000	2,159,500
Snoqualmie Entertainment Authority:
6.875% 2/1/14 (e)(f)	3,525,000	2,044,500
9.125% 2/1/15 (e)	1,290,000	799,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	1,495,000	1,124,988
6.625% 12/1/14	8,035,000	5,885,638
		41,550,435

	Principal Amount	Value
Healthcare - 6.5%
Biomet, Inc.:
10% 10/15/17	$ 2,490,000	$ 2,365,500
10.375% 10/15/17 pay-in-kind (f)	995,000	776,100
11.625% 10/15/17	3,490,000	2,879,250
Community Health Systems, Inc. 8.875% 7/15/15	4,320,000	3,974,400
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	5,285,000	3,805,200
HCA, Inc.:
6.5% 2/15/16	2,670,000	1,588,650
7.875% 2/1/11	375,000	322,500
9.125% 11/15/14	5,140,000	4,728,800
9.25% 11/15/16	8,519,000	7,794,885
10.375% 11/15/16 pay-in-kind (f)	5,135,000	3,807,371
HealthSouth Corp. 10.75% 6/15/16	1,895,000	1,714,975
Omega Healthcare Investors, Inc. 7% 4/1/14	9,970,000	8,075,700
Service Corp. International:
6.75% 4/1/15	1,440,000	1,094,400
7.5% 4/1/27	4,050,000	2,612,250
Ventas Realty LP:
6.5% 6/1/16	1,200,000	888,000
6.625% 10/15/14	1,820,000	1,428,700
Viant Holdings, Inc. 10.125% 7/15/17 (e)	3,679,000	1,140,490
VWR Funding, Inc. 10.25% 7/15/15	2,485,000	1,416,450
		50,413,621
Homebuilding/Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	7,420,000	5,119,800
8.125% 6/1/12	8,345,000	6,425,650
D.R. Horton, Inc. 6.5% 4/15/16	1,640,000	1,033,200
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	1,045,000	282,150
KB Home 6.375% 8/15/11	740,000	569,800
Pulte Homes, Inc. 5.25% 1/15/14	905,000	588,250
		14,018,850
Hotels - 0.5%
Host Marriott LP 7.125% 11/1/13	5,390,000	4,258,100
Leisure - 1.6%
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	925,650
yankee:
7% 6/15/13	5,610,000	3,197,700
7.25% 6/15/16	1,540,000	823,900
7.5% 10/15/27	1,465,000	629,950
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Leisure - continued
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	$ 1,772,000	$ 1,010,040
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	3,177,500
Universal City Florida Holding Co. I/II:
7.9425% 5/1/10 (f)	4,340,000	1,953,000
8.375% 5/1/10	625,000	281,250
		11,998,990
Metals/Mining - 3.8%
Compass Minerals International, Inc. 12% 6/1/13	4,651,000	4,511,470
Drummond Co., Inc. 7.375% 2/15/16 (e)	7,050,000	3,666,000
FMG Finance Property Ltd.:
6.2025% 9/1/11 (e)(f)	3,555,000	2,204,100
10% 9/1/13 (e)	4,010,000	2,325,800
10.625% 9/1/16 (e)	1,395,000	809,100
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	2,070,000	1,697,400
8.375% 4/1/17	5,855,000	4,713,275
Massey Energy Co. 6.875% 12/15/13	6,595,000	4,781,375
Noranda Aluminium Acquisition Corp. 6.595% 5/15/15 pay-in-kind (f)	3,500,000	1,050,000
Peabody Energy Corp. 7.375% 11/1/16	1,255,000	1,179,700
Vedanta Resources PLC 6.625% 2/22/10 (e)	2,830,000	2,433,800
		29,372,020
Paper - 1.7%
Catalyst Paper Corp. 8.625% 6/15/11	1,715,000	754,600
Domtar Corp.:
5.375% 12/1/13	1,045,000	658,350
7.125% 8/15/15	1,425,000	926,250
Georgia-Pacific Corp.:
7% 1/15/15 (e)	8,875,000	7,366,250
8.875% 5/15/31	1,755,000	1,140,750
Graphic Packaging International, Inc. 8.5% 8/15/11	1,455,000	1,196,738
Rock-Tenn Co. 9.25% 3/15/16 (e)	890,000	832,150
		12,875,088
Publishing/Printing - 0.7%
Scholastic Corp. 5% 4/15/13	2,755,000	2,038,700
The Reader's Digest Association, Inc. 9% 2/15/17	3,305,000	231,350

	Principal Amount	Value
TL Acquisitions, Inc.:
0% 7/15/15 (c)(e)	$ 1,980,000	$ 673,200
10.5% 1/15/15 (e)	5,325,000	2,236,500
		5,179,750
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	1,475,000	1,194,750
Services - 3.8%
ARAMARK Corp.:
6.6925% 2/1/15 (f)	5,925,000	4,473,375
8.5% 2/1/15	4,035,000	3,591,150
Ashtead Capital, Inc. 9% 8/15/16 (e)	3,090,000	1,606,800
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
4.6488% 5/15/14 (f)	1,180,000	277,300
7.625% 5/15/14	1,475,000	368,750
7.75% 5/15/16	2,105,000	526,250
Corrections Corp. of America 6.25% 3/15/13	915,000	850,950
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	4,344,375
7.75% 10/1/16	350,000	290,500
Hertz Corp.:
8.875% 1/1/14	2,160,000	1,231,200
10.5% 1/1/16	820,000	328,000
Iron Mountain, Inc.:
6.625% 1/1/16	575,000	467,188
7.75% 1/15/15	800,000	718,000
8% 6/15/20	1,045,000	836,000
8.625% 4/1/13	5,270,000	4,953,800
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	715,000	493,350
JohnsonDiversey, Inc. 9.625% 5/15/12	310,000	254,200
Penhall International Corp. 12% 8/1/14 (e)	610,000	244,000
Rental Service Corp. 9.5% 12/1/14	1,975,000	1,046,750
United Rentals North America, Inc.:
7% 2/15/14	535,000	326,350
7.75% 11/15/13	355,000	230,750
US Investigations Services, Inc. 10.5% 11/1/15 (e)	2,720,000	1,985,600
		29,444,638
Shipping - 3.3%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	3,825,000	2,065,500
Overseas Shipholding Group, Inc. 7.5% 2/15/24	475,000	315,875
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	15,673,243
Teekay Corp. 8.875% 7/15/11	8,618,000	7,325,300
		25,379,918
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Specialty Retailing - 0.4%
Dollar General Corp.:
10.625% 7/15/15	$ 465,000	$ 446,400
11.875% 7/15/17 pay-in-kind (f)	345,000	293,250
Michaels Stores, Inc. 10% 11/1/14	990,000	435,600
Sally Holdings LLC:
9.25% 11/15/14	1,980,000	1,623,600
10.5% 11/15/16	595,000	392,700
Yankee Acquisition Corp. 8.5% 2/15/15	355,000	165,519
		3,357,069
Steels - 0.8%
Evraz Group SA:
8.875% 4/24/13 (e)	1,450,000	732,250
9.5% 4/24/18 (e)	165,000	84,150
Steel Dynamics, Inc.:
6.75% 4/1/15	5,060,000	3,390,200
7.375% 11/1/12	2,945,000	2,267,650
		6,474,250
Super Retail - 0.9%
AutoNation, Inc. 7% 4/15/14	1,810,000	1,312,250
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	640,000	588,800
NBC Acquisition Corp. 11% 3/15/13	1,665,000	666,000
Nebraska Book Co., Inc. 8.625% 3/15/12	2,740,000	1,370,000
Sonic Automotive, Inc. 8.625% 8/15/13	1,080,000	399,600
Toys 'R' US, Inc.:
7.375% 10/15/18	400,000	144,000
7.625% 8/1/11	5,810,000	2,788,800
		7,269,450
Technology - 2.4%
Amkor Technology, Inc. 9.25% 6/1/16	1,130,000	644,100
Flextronics International Ltd.:
6.25% 11/15/14	435,000	315,375
6.5% 5/15/13	1,065,000	788,100
Freescale Semiconductor, Inc.:
5.8712% 12/15/14 (f)	3,015,000	934,650
8.875% 12/15/14	2,575,000	1,107,250
9.125% 12/15/14 pay-in-kind (f)	400,000	82,135
Jabil Circuit, Inc. 8.25% 3/15/18	435,000	291,450
Lucent Technologies, Inc.:
6.45% 3/15/29	4,675,000	1,846,625
6.5% 1/15/28	4,915,000	1,941,425
Nortel Networks Corp. 9.0025% 7/15/11 (f)	2,365,000	555,775

	Principal Amount	Value
NXP BV:
7.5025% 10/15/13 (f)	$ 1,925,000	$ 558,250
7.875% 10/15/14	1,700,000	629,000
Seagate Technology HDD Holdings 6.8% 10/1/16	3,150,000	1,653,750
SS&C Technologies, Inc. 11.75% 12/1/13	135,000	120,150
SunGard Data Systems, Inc.:
9.125% 8/15/13	1,460,000	1,211,800
10.25% 8/15/15	1,460,000	910,675
Xerox Capital Trust I 8% 2/1/27	7,840,000	5,353,858
		18,944,368
Telecommunications - 9.4%
Cincinnati Bell, Inc. 8.375% 1/15/14	4,605,000	3,545,850
Citizens Communications Co.:
6.25% 1/15/13	1,920,000	1,612,800
9% 8/15/31	910,000	573,300
Cricket Communications, Inc. 10% 7/15/15 (e)	2,590,000	2,395,750
Digicel Group Ltd.:
8.875% 1/15/15 (e)	5,425,000	3,472,000
9.125% 1/15/15 pay-in-kind (e)(f)	2,727,000	1,663,470
9.25% 9/1/12 (e)	4,965,000	4,170,600
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (e)	6,995,000	6,400,425
11.5% 6/15/16 (e)	368,000	327,520
Intelsat Ltd.:
6.5% 11/1/13	10,705,000	5,887,750
7.625% 4/15/12	7,885,000	5,204,100
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (e)	6,040,000	5,466,200
Level 3 Financing, Inc.:
6.845% 2/15/15 (f)	2,450,000	1,078,000
8.75% 2/15/17	1,450,000	688,750
9.25% 11/1/14	860,000	438,600
MetroPCS Wireless, Inc. 9.25% 11/1/14	2,975,000	2,662,625
Mobile Telesystems Finance SA 8% 1/28/12 (e)	6,558,000	5,246,400
Nextel Communications, Inc.:
5.95% 3/15/14	1,800,000	756,000
6.875% 10/31/13	3,360,000	1,428,000
Orascom Telecom Finance SCA 7.875% 2/8/14 (e)	6,100,000	3,050,000
Qwest Communications International, Inc. 7.5% 2/15/14	900,000	598,500
Qwest Corp.:
5.2463% 6/15/13 (f)	4,530,000	3,261,600
7.5% 10/1/14	3,315,000	2,718,300
Sprint Capital Corp. 6.875% 11/15/28	3,265,000	1,942,675
Sprint Nextel Corp. 6% 12/1/16	1,000,000	705,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	$ 3,145,000	$ 2,578,900
U.S. West Communications:
6.875% 9/15/33	2,155,000	1,282,225
7.5% 6/15/23	1,135,000	771,800
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	3,065,000	1,900,300
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	1,070,000	556,400
		72,383,840
Textiles & Apparel - 0.5%
Hanesbrands, Inc. 5.6975% 12/15/14 (e)(f)	3,020,000	2,114,000
Levi Strauss & Co.:
8.875% 4/1/16	1,530,000	1,025,100
9.75% 1/15/15	560,000	386,400
		3,525,500
TOTAL NONCONVERTIBLE BONDS		624,302,897
TOTAL CORPORATE BONDS (Cost $896,624,534)		628,067,071
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0935% 4/25/21 (e)(f) (Cost $103,237)	138,811	124,930
Common Stocks - 0.9%
	Shares
Gaming - 0.9%
Las Vegas Sands Corp. unit (a)	63,000	6,520,500
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (g)	48,889	283,556
TOTAL COMMON STOCKS (Cost $8,274,627)		6,804,056
Convertible Preferred Stocks - 0.2%

Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $2,507,572)	51,000	1,914,540
Floating Rate Loans - 7.0%
	Principal Amount	Value
Air Transportation - 0.1%
Delta Air Lines, Inc. Tranche 2LN, term loan 5.1488% 4/30/14 (f)	$ 805,000	$ 402,500
Automotive - 0.7%
Federal-Mogul Corp.:
Tranche B, term loan 3.4896% 12/27/14 (f)	2,293,531	1,032,089
Tranche C, term loan 2.641% 12/27/15 (f)	1,775,642	799,039
Ford Motor Co. term loan 5% 12/15/13 (f)	375,000	151,875
General Motors Corp. term loan 5.795% 11/29/13 (f)	4,650,000	2,092,500
Lear Corp. term loan 3.8968% 4/25/12 (f)	1,215,000	522,450
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 2.22% 4/30/14 (f)	1,415,000	870,225
		5,468,178
Broadcasting - 0.1%
VNU, Inc. term loan 4.2434% 8/9/13 (f)	1,315,000	887,625
Cable TV - 1.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.0596% 3/6/14 (f)	2,915,550	2,157,507
CSC Holdings, Inc. Tranche B, term loan 2.9492% 3/31/13 (f)	3,568,480	3,024,286
Insight Midwest Holdings LLC Tranche B, term loan 3.91% 4/6/14 (f)	3,260,250	2,347,380
		7,529,173
Capital Goods - 0.3%
Dresser, Inc.:
Tranche 2LN, term loan 7.9862% 5/4/15 pay-in-kind (f)	4,305,000	1,722,000
Tranche B 1LN, term loan 4.4089% 5/4/14 (f)	417,348	250,409
		1,972,409
Containers - 0.4%
Anchor Glass Container Corp. term loan 6.8255% 6/20/14 (f)	4,175,180	3,340,144
Electric Utilities - 0.5%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.4612% 3/30/12 (f)	659,006	369,043
term loan 4.4588% 3/30/14 (f)	4,698,647	2,631,242
NRG Energy, Inc.:
term loan 2.675% 2/1/13 (f)	611,995	532,436
2.8587% 2/1/13 (f)	301,186	262,032
		3,794,753
Floating Rate Loans - continued
	Principal Amount	Value
Entertainment/Film - 0.4%
Zuffa LLC term loan 2.5% 6/19/15 (f)	$ 4,943,035	$ 2,768,100
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 9.72% 8/6/12 (f)	2,960,000	1,480,000
Las Vegas Sands LLC:
term loan 2.22% 5/23/14 (f)	361,253	155,339
Tranche B, term loan 2.22% 5/23/14 (f)	1,713,490	736,801
		2,372,140
Healthcare - 0.9%
Community Health Systems, Inc.:
term loan 4.4454% 7/25/14 (f)	6,070,743	4,674,472
Tranche DD, term loan 1.8013% 7/25/14 (h)	310,561	239,132
HCA, Inc. Tranche B, term loan 3.7088% 11/17/13 (f)	369,059	284,175
PTS Acquisition Corp. term loan 3.7088% 4/10/14 (f)	2,491,257	1,469,842
		6,667,621
Homebuilding/Real Estate - 0.1%
Realogy Corp.:
Credit-Linked Deposit 6.9263% 10/10/13 (f)	111,082	69,981
Tranche B, term loan 5.7063% 10/10/13 (f)	412,589	259,931
Tranche DD, term loan 6.7263% 10/10/13 (f)	992,487	625,267
		955,179
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 3.6819% 12/20/12 (f)	4,992,265	4,093,657
Publishing/Printing - 0.2%
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 13.0163% 12/12/14 (f)	3,525,961	1,057,788
R.H. Donnelley Corp. Tranche D2, term loan 6.7769% 6/30/11 (f)	870,000	482,850
		1,540,638
Services - 0.1%
Penhall International Corp. term loan 12.2875% 4/1/12 pay-in-kind (f)	2,477,734	991,093
Super Retail - 0.2%
Dollar General Corp. Tranche B1, term loan 5.2862% 7/6/14 (f)	2,000,000	1,540,000
Technology - 0.6%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (f)	895,955	564,451

	Principal Amount	Value
Tranche B-A1, term loan 7.0688% 10/1/14 (f)	$ 138,806	$ 87,448
Kronos, Inc.:
Tranche 1LN, term loan 3.7088% 6/11/14 (f)	3,367,504	1,953,152
Tranche 2LN, term loan 7.2088% 6/11/15 (f)	3,190,000	1,435,500
SS&C Technologies, Inc. term loan 5.6311% 11/23/12 (f)	1,471,237	956,304
		4,996,855
Telecommunications - 0.2%
Digicel International Finance Ltd. term loan 4% 3/30/12 (f)	2,150,000	1,677,000
Textiles & Apparel - 0.4%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.0376% 9/5/13 (f)	946,933	776,485
Levi Strauss & Co. term loan 3.445% 4/4/14 (f)	3,525,000	1,921,125
		2,697,610
TOTAL FLOATING RATE LOANS (Cost $78,975,615)		53,694,675
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 1.06% (b) (Cost $73,483,136)	73,483,136	73,483,136
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $1,059,968,721)		764,088,408
NET OTHER ASSETS - 1.1%		8,445,536
NET ASSETS - 100%		$ 772,533,944
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $130,219,055 or 16.9% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $283,556 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $165,197 and $127,202, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,304,834
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 764,088,408	$ 73,483,136	$ 679,977,813	$ 10,627,459
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 3,364,330
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(3,348,868)
Cost of Purchases	6,300,000
Proceeds of Sales	(323,660)
Amortization/Accretion	34,707
Transfer in/out of Level 3	4,600,950
Ending Balance	$ 10,627,459

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.2%
Bermuda	6.1%
Canada	2.3%
Luxembourg	1.5%
Marshall Islands	1.3%
Others (individually less than 1%)	3.6%
100.0%
Income Tax Information

At December 31, 2008, the fund had a capital loss carryforward of approximately $931,818,024 of which $772,554,243, $88,480,642 and $70,783,139 will expire on December 31, 2009, 2010 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $986,485,585)	$ 690,605,272
Fidelity Central Funds (cost $73,483,136)	73,483,136
Total Investments (cost $1,059,968,721)		$ 764,088,408
Cash		423,239
Receivable for investments sold		1,433,431
Receivable for fund shares sold		3,584,185
Interest receivable		18,740,822
Distributions receivable from Fidelity Central Funds		39,395
Prepaid expenses		10,124
Other receivables		3
Total assets		788,319,607

Liabilities
Payable for investments purchased	$ 14,649,013
Payable for fund shares redeemed	598,276
Distributions payable	1,218
Accrued management fee	331,817
Distribution fees payable	24,420
Other affiliated payables	62,819
Other payables and accrued expenses	118,100
Total liabilities		15,785,663

Net Assets		$ 772,533,944
Net Assets consist of:
Paid in capital		$ 1,996,742,834
Undistributed net investment income		3,850,639
Accumulated undistributed net realized gain (loss) on investments		(932,156,504)
Net unrealized appreciation (depreciation) on investments		(295,903,025)
Net Assets		$ 772,533,944

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($451,823,819 ÷ 113,957,156 shares)	$ 3.96

Service Class: Net Asset Value, offering price and redemption price per share ($95,461,125 ÷ 24,185,813 shares)	$ 3.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($87,076,551 ÷ 22,368,627 shares)	$ 3.89

Initial Class R: Net Asset Value, offering price and redemption price per share ($19,801,413 ÷ 5,009,081 shares)	$ 3.95

Service Class R: Net Asset Value, offering price and redemption price per share ($26,572,479 ÷ 6,752,083 shares)	$ 3.94

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,486,648 ÷ 382,635 shares)	$ 3.89

Investor Class: Net Asset Value, offering price and redemption price per share ($90,311,909 ÷ 22,832,634 shares)	$ 3.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,844,462
Interest		89,583,244
Income from Fidelity Central Funds		1,304,834
Total income		92,732,540

Expenses
Management fee	$ 5,717,672
Transfer agent fees	754,022
Distribution fees	408,079
Accounting fees and expenses	360,857
Custodian fees and expenses	20,662
Independent trustees' compensation	4,693
Audit	82,415
Legal	44,870
Interest	811
Miscellaneous	167,073
Total expenses before reductions	7,561,154
Expense reductions	(14,258)	7,546,896
Net investment income		85,185,644
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(72,607,286)
Change in net unrealized appreciation (depreciation) on investment securities		(265,350,744)
Net gain (loss)		(337,958,030)
Net increase (decrease) in net assets resulting from operations		$ (252,772,386)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 85,185,644	$ 96,249,761
Net realized gain (loss)	(72,607,286)	3,555,671
Change in net unrealized appreciation (depreciation)	(265,350,744)	(61,698,137)
Net increase (decrease) in net assets resulting from operations	(252,772,386)	38,107,295
Distributions to shareholders from net investment income	(81,088,207)	(97,629,838)
Share transactions - net increase (decrease)	(59,062,712)	(164,355,256)
Redemption fees	147,113	175,614
Total increase (decrease) in net assets	(392,776,192)	(223,702,185)

Net Assets
Beginning of period	1,165,310,136	1,389,012,321
End of period (including undistributed net investment income of $3,850,639 and undistributed net investment income of $1,577,989, respectively)	$ 772,533,944	$ 1,165,310,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.98	$ 6.35	$ 6.17	$ 7.00	$ 6.95
Income from Investment Operations
Net investment income C	.475	.485	.476	.457	.494
Net realized and unrealized gain (loss)	(1.990)	(.311)	.216	(.281)	.126
Total from investment operations	(1.515)	.174	.692	.176	.620
Distributions from net investment income	(.506)	(.545)	(.512)	(1.006)	(.570)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.96	$ 5.98	$ 6.35	$ 6.17	$ 7.00
Total Return A, B	(24.98)%	2.79%	11.24%	2.70%	9.59%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.68%	.71%	.70%	.71%
Expenses net of fee waivers, if any	.71%	.68%	.71%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.71%	.70%	.71%
Net investment income	8.48%	7.47%	7.40%	6.98%	7.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 451,824	$ 726,409	$ 922,565	$ 1,080,002	$ 1,371,736
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.95	$ 6.32	$ 6.14	$ 6.97	$ 6.92
Income from Investment Operations
Net investment income C	.469	.477	.467	.448	.486
Net realized and unrealized gain (loss)	(1.971)	(.312)	.218	(.283)	.124
Total from investment operations	(1.502)	.165	.685	.165	.610
Distributions from net investment income	(.499)	(.536)	(.505)	(.995)	(.560)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.95	$ 5.95	$ 6.32	$ 6.14	$ 6.97
Total Return A, B	(24.87)%	2.66%	11.18%	2.52%	9.47%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.78%	.81%	.80%	.81%
Expenses net of fee waivers, if any	.80%	.78%	.81%	.80%	.81%
Expenses net of all reductions	.80%	.78%	.81%	.80%	.81%
Net investment income	8.39%	7.37%	7.30%	6.88%	7.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,461	$ 180,837	$ 277,546	$ 319,380	$ 377,122
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 6.25	$ 6.08	$ 6.91	$ 6.87
Income from Investment Operations
Net investment income C	.450	.461	.453	.433	.470
Net realized and unrealized gain (loss)	(1.949)	(.305)	.216	(.284)	.130
Total from investment operations	(1.499)	.156	.669	.149	.600
Distributions from net investment income	(.492)	(.527)	(.499)	(.979)	(.560)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.89	$ 5.88	$ 6.25	$ 6.08	$ 6.91
Total Return A, B	(25.14)%	2.54%	11.02%	2.31%	9.38%
Ratios to Average Net Assets D, F
Expenses before reductions	.96%	.93%	.97%	.95%	.97%
Expenses net of fee waivers, if any	.96%	.93%	.97%	.95%	.97%
Expenses net of all reductions	.96%	.93%	.97%	.95%	.97%
Net investment income	8.23%	7.22%	7.14%	6.72%	7.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,077	$ 97,266	$ 110,503	$ 86,757	$ 94,246
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 6.34	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.471	.479	.475	.455	.338
Net realized and unrealized gain (loss)	(1.975)	(.313)	.218	(.288)	.192
Total from investment operations	(1.504)	.166	.693	.167	.530
Distributions from net investment income	(.507)	(.547)	(.513)	(1.007)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.95	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	(24.88)%	2.65%	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.70%	.68%	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.70%	.68%	.71%	.70%	.71% A
Expenses net of all reductions	.70%	.67%	.71%	.70%	.71% A
Net investment income	8.49%	7.47%	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,801	$ 19,401	$ 93	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 6.32	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.467	.471	.467	.447	.332
Net realized and unrealized gain (loss)	(1.959)	(.318)	.219	(.282)	.188
Total from investment operations	(1.492)	.153	.686	.165	.520
Distributions from net investment income	(.499)	(.544)	(.506)	(.995)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.94	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	(24.79)%	2.45%	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.80%	.78%	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.80%	.78%	.81%	.80%	.81% A
Expenses net of all reductions	.80%	.77%	.81%	.80%	.81% A
Net investment income	8.39%	7.37%	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,572	$ 33,129	$ 92	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.87	$ 6.25	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.451	.453	.453	.433	.322
Net realized and unrealized gain (loss)	(1.940)	(.294)	.214	(.282)	.188
Total from investment operations	(1.489)	.159	.667	.151	.510
Distributions from net investment income	(.492)	(.540)	(.497)	(.981)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.89	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	(24.99)%	2.59%	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.93%	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.95%	.93%	.96%	.94%	.96% A
Expenses net of all reductions	.95%	.92%	.96%	.94%	.96% A
Net investment income	8.24%	7.23%	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,487	$ 2,347	$ 92	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.473	.477	.471	.193
Net realized and unrealized gain (loss)	(1.971)	(.317)	.220	(.089)
Total from investment operations	(1.498)	.160	.691	.104
Distributions from net investment income	(.503)	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	.001	.001	-	-
Net asset value, end of period	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	(24.76)%	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.74%	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.74%	.75%	.80%	.82% A
Expenses net of all reductions	.74%	.75%	.79%	.82% A
Net investment income	8.45%	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,312	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	58%	70%	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustee compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,976,771
Unrealized depreciation	(296,754,704)
Net unrealized appreciation (depreciation)	(292,777,933)
Undistributed ordinary income	387,299
Capital loss carryforward	(931,818,024)

Cost for federal income tax purposes	$ 1,056,866,341

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 81,088,207	$ 97,629,838

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $543,838,165 and $563,638,183, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 141,929
Service Class 2	232,667
Service Class R	28,656
Service Class 2R	4,827
$ 408,079

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .14% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 443,730
Service Class	97,067
Service Class 2	68,160
Initial Class R	12,532
Service Class R	18,946
Service Class 2R	1,283
Investor Class	112,304
$ 754,022

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,612,500	2.21%	$ 811

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,186 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,258.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 25% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,707, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 50,331,327	$ 61,181,728
Service Class	10,708,124	15,050,616
Service Class 2	8,200,191	8,016,832
Initial Class R	1,730,548	1,530,545
Service Class R	2,155,413	2,877,714
Service Class 2R	164,231	197,616
Investor Class	7,798,373	8,774,787
Total	$ 81,088,207	$ 97,629,838

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	11,325,778	12,677,576	$ 59,074,348	$ 82,289,588
Reinvestment of distributions	13,210,472	10,250,373	50,331,327	61,181,728
Shares redeemed	(32,087,810)	(46,741,082)	(177,673,130)	(303,739,669)
Net increase (decrease)	(7,551,560)	(23,813,133)	$ (68,267,455)	$ (160,268,353)
Service Class
Shares sold	2,103,601	7,272,930	$ 11,552,669	$ 47,094,455
Reinvestment of distributions	2,825,363	2,534,231	10,708,124	15,050,616
Shares redeemed	(11,133,341)	(23,340,688)	(61,774,491)	(151,431,271)
Net increase (decrease)	(6,204,377)	(13,533,527)	$ (39,513,698)	$ (89,286,200)
Service Class 2
Shares sold	12,628,566	8,444,176	$ 64,623,990	$ 53,910,284
Reinvestment of distributions	2,192,564	1,366,105	8,200,191	8,016,832
Shares redeemed	(9,001,486)	(10,947,040)	(50,214,701)	(70,302,878)
Net increase (decrease)	5,819,644	(1,136,759)	$ 22,609,480	$ (8,375,762)
Initial Class R
Shares sold	4,746,248	5,411,074	$ 24,537,038	$ 35,054,266
Reinvestment of distributions	455,407	256,866	1,730,548	1,530,545
Shares redeemed	(3,446,209)	(2,428,909)	(19,445,436)	(15,690,427)
Net increase (decrease)	1,755,446	3,239,031	$ 6,822,150	$ 20,894,384
Service Class R
Shares sold	7,564,400	9,889,917	$ 39,304,602	$ 64,023,977
Reinvestment of distributions	570,215	485,450	2,155,413	2,877,714
Shares redeemed	(6,965,405)	(4,807,115)	(39,209,237)	(30,735,401)
Net increase (decrease)	1,169,210	5,568,252	$ 2,250,778	$ 36,166,290
Service Class 2R
Shares sold	116,810	429,894	$ 631,648	$ 2,760,010
Reinvestment of distributions	44,030	33,738	164,231	197,616
Shares redeemed	(178,258)	(78,295)	(993,749)	(501,434)
Net increase (decrease)	(17,418)	385,337	$ (197,870)	$ 2,456,192
Investor Class
Shares sold	17,613,879	11,981,724	$ 91,879,844	$ 77,520,061
Reinvestment of distributions	2,051,733	1,472,733	7,798,373	8,774,787
Shares redeemed	(14,594,721)	(8,021,078)	(82,444,314)	(52,236,655)
Net increase (decrease)	5,070,891	5,433,379	$ 17,233,903	$ 34,058,193

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2007, and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0209
1.540029.111

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of a class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP High Income - Initial Class R A	-24.88%	-0.72%	-0.62%
VIP High Income - Service Class R B	-24.79%	-0.78%	-0.71%
VIP High Income - Service Class 2R C	-24.99%	-0.89%	-0.84%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns prior to April 14, 2004 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 14, 2004 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the Merrill Lynch® US High Yield Master II Constrained Index performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio

Faced with a monumental credit crunch, contracting U.S. economic growth, concerns about corporate business fundamentals, a rising default rate and shrinking demand from risk-averse investors, high-yield bonds were sent reeling during the 12 months ending December 31, 2008. The Merrill Lynch® U.S. High Yield Master II Constrained Index declined 26.11% during that time frame. The debt markets froze as credit grew ever tighter, with banks and other financial institutions posting significant losses and hoarding cash to cover any exposure they had to troubled assets linked to subprime mortgages. In September conditions worsened, leading the U.S. government to take over mortgage giants Fannie Mae and Freddie Mac. Investment bank Lehman Brothers failed, and the federal government stepped in to rescue insurance behemoth American International Group (AIG). Shortly thereafter, in October, Congress approved a $700 billion bailout plan for Wall Street. Looking to keep the financial markets and the economy from collapsing, the Federal Reserve Board cut the benchmark federal funds target rate seven times during the period, with an easing done in early October in concert with other central banks around the world. High-yield bonds rebounded in December due to the federal government's rescue plan for the automotive industry and because investors became more attracted to the significant yield advantage offered by the asset class.

For the year ending December 31, 2008, the fund outperformed its Merrill Lynch benchmark. (For specific portfolio results, please refer to the performance section of this report.) The fund's emphasis on higher-quality bonds helped it outperform the index, as lower-rated bonds suffered from the U.S. economic recession. Positive security selection and an underweighting in publishing/printing, paper, broadcasting and banks/thrifts proved most helpful. Underweighting diversified financials also contributed. The fund's cash position assisted further within a down market. Less favorable security selection in the energy, telecommunications, technology and automotive areas hurt, as did underweighting the last group. Contributions came from underweighting or not owning several index components that underperformed: General Motors; publishers R.H. Donnelley and Idearc; casino operator Harrah's; and paper company AbitibiBowater. Holdings of satellite telecom company Intelsat contributed further. Underweighting General Motors Acceptance Corporation, Ford Motor Credit and telecom company Alltel detracted, as did an investment in oil and natural gas exploration and production company SandRidge Energy. Some securities mentioned in this report were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.70%
Actual		$ 1,000.00	$ 751.40	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class	.80%
Actual		$ 1,000.00	$ 752.50	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2.95%
Actual		$ 1,000.00	$ 751.10	$ 4.18
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Initial Class R	.70%
Actual		$ 1,000.00	$ 751.20	$ 3.08
HypotheticalA		$ 1,000.00	$ 1,021.62	$ 3.56
Service Class R	.80%
Actual		$ 1,000.00	$ 752.10	$ 3.52
HypotheticalA		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class 2R	.95%
Actual		$ 1,000.00	$ 752.70	$ 4.19
HypotheticalA		$ 1,000.00	$ 1,020.36	$ 4.82
Investor Class	.74%
Actual		$ 1,000.00	$ 752.40	$ 3.26
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2008
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
HCA, Inc.	2.4	2.0
Ship Finance International Ltd.	2.0	2.1
NRG Energy, Inc.	1.8	1.3
Georgia-Pacific Corp.	1.6	1.6
MGM Mirage, Inc.	1.6	2.1
	9.4
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunications	9.8	9.3
Electric Utilities	9.1	9.1
Energy	9.0	10.6
Healthcare	7.4	7.2
Gaming	6.6	7.6
Quality Diversification (% of fund's net assets)
As of December 31, 2008	As of June 30, 2008
BBB 1.6%	BBB 1.4%
BB 34.1%	BB 34.1%
B 41.3%	B 44.6%
CCC,CC,C 10.3%	CCC,CC,C 11.6%
Not Rated 1.0%	Not Rated 1.8%
Equities 1.1%	Equities 2.0%
Short-Term Investments and Net Other Assets 10.6%	Short-Term Investments and Net Other Assets 4.5%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Nonconvertible Bonds 80.8%		Nonconvertible Bonds 86.7%
	Convertible Bonds, Preferred Stocks 0.7%		Convertible Bonds, Preferred Stocks 2.7%
	Common Stocks 0.9%		Common Stocks 0.0%
	Floating Rate Loans 7.0%		Floating Rate Loans 6.1%
	Short-Term Investments and Net Other Assets 10.6%		Short-Term Investments and Net Other Assets 4.5%
*Foreign investments	14.8%	** Foreign investments	18.9%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Corporate Bonds - 81.3%
	Principal Amount	Value
Convertible Bonds - 0.5%
Energy - 0.1%
Chesapeake Energy Corp. 2.5% 5/15/37	$ 1,810,000	$ 1,091,792
Technology - 0.2%
Advanced Micro Devices, Inc. 6% 5/1/15	3,030,000	868,095
Lucent Technologies, Inc. 2.875% 6/15/25	837,000	377,487
		1,245,582
Telecommunications - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	1,640,000	1,426,800
TOTAL CONVERTIBLE BONDS		3,764,174
Nonconvertible Bonds - 80.8%
Aerospace - 0.8%
Alliant Techsystems, Inc. 6.75% 4/1/16	1,050,000	960,750
BE Aerospace, Inc. 8.5% 7/1/18	720,000	648,000
Bombardier, Inc. 7.45% 5/1/34 (e)	3,561,000	2,261,235
L-3 Communications Corp. 7.625% 6/15/12	1,395,000	1,360,125
Sequa Corp.:
11.75% 12/1/15 (e)	2,085,000	792,300
13.5% 12/1/15 pay-in-kind (e)	1,116,727	344,371
		6,366,781
Air Transportation - 2.2%
American Airlines, Inc. pass-thru trust certificates:
6.817% 5/23/11	6,390,000	4,600,800
6.977% 11/23/22	605,511	345,142
8.608% 10/1/12	535,000	347,750
AMR Corp. 9% 8/1/12	1,980,000	970,200
Continental Airlines, Inc. pass-thru trust certificates:
7.566% 9/15/21	1,060,319	689,207
7.73% 9/15/12	303,607	215,561
7.875% 7/2/18	1,005,019	582,911
8.388% 5/1/22	551,837	366,972
9.558% 9/1/19	1,529,435	871,778
9.798% 4/1/21	7,724,257	4,364,205
Delta Air Lines, Inc. pass-thru trust certificates:
8.021% 8/10/22	1,611,038	829,684
8.954% 8/10/14	1,655,396	860,806

	Principal Amount	Value
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	$ 1,175,000	$ 587,500
United Air Lines, Inc. pass-thru trust certificates Class B, 7.336% 7/2/19	2,985,525	1,552,473
		17,184,989
Automotive - 0.7%
Ford Motor Co.:
7.45% 7/16/31	2,495,000	698,600
9.5% 9/15/11	260,000	96,200
Ford Motor Credit Co. LLC:
7.25% 10/25/11	1,960,000	1,431,798
7.375% 10/28/09	2,350,000	2,044,500
7.875% 6/15/10	350,000	269,500
9.2025% 4/15/09 (f)	870,000	800,400
		5,340,998
Broadcasting - 0.0%
Nexstar Broadcasting, Inc. 7% 1/15/14	260,000	117,000
Building Materials - 0.7%
General Cable Corp. 7.125% 4/1/17	1,365,000	900,900
Nortek, Inc. 10% 12/1/13	4,510,000	3,089,350
Owens Corning 6.5% 12/1/16	505,000	365,725
Ply Gem Industries, Inc. 11.75% 6/15/13	2,095,000	1,215,100
		5,571,075
Cable TV - 5.0%
Cablevision Systems Corp. 8% 4/15/12	5,895,000	5,305,500
CCO Holdings LLC/CCO Holdings Capital Corp. 8.75% 11/15/13	215,000	132,225
Charter Communications Holdings I LLC:
9.92% 4/1/14	5,570,000	278,500
11.125% 1/15/14	2,175,000	111,469
12.125% 1/15/15 (d)	2,915,000	145,750
Charter Communications Holdings I LLC/Charter Communications Holdings I Capital Corp. 11% 10/1/15	4,330,000	757,750
Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp. 10.25% 9/15/10	4,875,000	2,242,500
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
8.375% 4/30/14 (e)	2,400,000	1,812,000
10.875% 9/15/14 (e)	1,985,000	1,568,150
CSC Holdings, Inc.:
6.75% 4/15/12	3,130,000	2,863,950
8.5% 6/15/15 (e)	3,465,000	3,049,200
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Cable TV - continued
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
6.375% 6/15/15	$ 3,320,000	$ 2,975,550
7.625% 5/15/16	1,355,000	1,294,025
8.375% 3/15/13	1,620,000	1,603,800
EchoStar Communications Corp.:
6.375% 10/1/11	3,510,000	3,229,200
7% 10/1/13	4,025,000	3,491,688
7.125% 2/1/16	2,300,000	1,955,000
Kabel Deutschland GmbH 10.625% 7/1/14	4,635,000	4,078,800
Videotron Ltd. 9.125% 4/15/18 (e)	1,705,000	1,585,650
		38,480,707
Capital Goods - 2.2%
Case Corp. 7.25% 1/15/16	1,460,000	1,043,900
Leucadia National Corp.:
7% 8/15/13	850,000	671,500
7.125% 3/15/17	6,115,000	4,647,400
RBS Global, Inc. / Rexnord Corp.:
8.875% 9/1/16	985,000	610,700
9.5% 8/1/14	590,000	442,500
11.75% 8/1/16	985,000	591,000
Sensus Metering Systems, Inc. 8.625% 12/15/13	4,325,000	3,200,500
Terex Corp. 8% 11/15/17	6,830,000	5,805,500
		17,013,000
Chemicals - 1.3%
Airgas, Inc. 7.125% 10/1/18 (e)	340,000	292,400
Chemtura Corp. 6.875% 6/1/16	3,240,000	1,684,800
Equistar Chemicals LP 7.55% 2/15/26	1,750,000	218,750
Momentive Performance Materials, Inc. 9.75% 12/1/14	7,825,000	3,286,500
Nalco Co. 7.75% 11/15/11	1,490,000	1,430,400
NOVA Chemicals Corp.:
5.72% 11/15/13 (f)	3,925,000	1,462,063
6.5% 1/15/12	1,940,000	805,100
PolyOne Corp. 8.875% 5/1/12	1,980,000	1,009,800
		10,189,813
Consumer Products - 0.6%
Jostens Holding Corp. 10.25% 12/1/13	3,050,000	2,226,500
Revlon Consumer Products Corp. 9.5% 4/1/11	3,120,000	2,215,200
Riddell Bell Holdings, Inc. 8.375% 10/1/12	385,000	269,500
		4,711,200
Containers - 1.3%
Berry Plastics Corp. 9.5025% 2/15/15 (f)	1,110,000	782,550

	Principal Amount	Value
BWAY Corp. 10% 10/15/10	$ 4,245,000	$ 3,608,250
Crown Americas LLC/Crown Americas Capital Corp. 7.75% 11/15/15	985,000	975,150
Crown Cork & Seal, Inc.:
7.375% 12/15/26	2,073,000	1,513,290
8% 4/15/23	470,000	394,800
Greif, Inc. 6.75% 2/1/17	3,525,000	3,049,125
		10,323,165
Diversified Financial Services - 0.2%
Sprint Capital Corp. 8.75% 3/15/32	1,915,000	1,292,625
Diversified Media - 1.8%
Interpublic Group of Companies, Inc.:
6.25% 11/15/14	490,000	218,050
7.25% 8/15/11	1,605,000	842,625
Lamar Media Corp.:
Series B, 6.625% 8/15/15	750,000	541,875
6.625% 8/15/15	1,435,000	1,036,788
Nielsen Finance LLC/Nielsen Finance Co.:
0% 8/1/16 (c)	3,465,000	1,247,400
10% 8/1/14	4,765,000	3,812,000
Quebecor Media, Inc.:
7.75% 3/15/16	5,920,000	3,966,400
7.75% 3/15/16	2,880,000	1,929,600
		13,594,738
Electric Utilities - 8.4%
AES Corp.:
7.75% 10/15/15	2,160,000	1,728,000
8% 10/15/17	1,460,000	1,182,600
Aquila, Inc. 11.875% 7/1/12 (f)	2,825,000	2,909,750
CMS Energy Corp. 6.3% 2/1/12	165,000	151,800
Dynegy Holdings, Inc. 8.375% 5/1/16	3,405,000	2,434,575
Edison Mission Energy:
7% 5/15/17	2,795,000	2,431,650
7.2% 5/15/19	2,675,000	2,180,125
7.625% 5/15/27	2,915,000	2,244,550
Energy Future Holdings:
10.875% 11/1/17 (e)	7,270,000	5,161,700
11.25% 11/1/17 pay-in-kind (e)(f)	4,100,000	1,966,633
Intergen NV 9% 6/30/17 (e)	3,950,000	3,081,000
IPALCO Enterprises, Inc. 7.25% 4/1/16 (e)	2,205,000	1,653,750
Mirant Americas Generation LLC:
8.3% 5/1/11	480,000	458,400
8.5% 10/1/21	3,135,000	2,319,900
9.125% 5/1/31	1,270,000	901,700
NRG Energy, Inc.:
7.25% 2/1/14	2,870,000	2,597,350
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Electric Utilities - continued
NRG Energy, Inc.: - continued
7.375% 2/1/16	$ 5,280,000	$ 4,752,000
7.375% 1/15/17	6,745,000	6,205,400
NSG Holdings II, LLC 7.75% 12/15/25 (e)	7,850,000	6,123,000
Reliant Energy, Inc.:
7.625% 6/15/14	3,375,000	2,750,625
7.875% 6/15/17	1,085,000	873,425
Tenaska Alabama Partners LP 7% 6/30/21 (e)	1,975,899	1,541,201
Texas Competitive Electric Holdings Co. LLC:
Series A, 10.25% 11/1/15 (e)	7,345,000	5,086,413
Series B, 10.25% 11/1/15 (e)	3,895,000	2,697,288
10.5% 11/1/16 pay-in-kind (e)(f)	3,215,000	1,546,214
		64,979,049
Energy - 8.9%
Atlas Pipeline Partners LP 8.125% 12/15/15	1,185,000	770,250
Chaparral Energy, Inc.:
8.5% 12/1/15	4,155,000	914,100
8.875% 2/1/17	1,180,000	259,600
Chesapeake Energy Corp.:
6.5% 8/15/17	4,145,000	3,191,650
6.625% 1/15/16	410,000	323,900
6.875% 1/15/16	2,770,000	2,243,700
7.625% 7/15/13	1,445,000	1,257,150
Compagnie Generale de Geophysique SA:
7.5% 5/15/15	435,000	278,400
7.75% 5/15/17	1,880,000	1,109,200
Complete Production Services, Inc. 8% 12/15/16	380,000	239,400
Connacher Oil and Gas Ltd. 10.25% 12/15/15 (e)	1,190,000	476,000
Dynegy Holdings, Inc. 8.75% 2/15/12	2,205,000	1,940,400
El Paso Corp.:
6.875% 6/15/14	810,000	664,200
6.95% 6/1/28	400,000	236,000
El Paso Performance-Linked Trust 7.75% 7/15/11 (e)	3,050,000	2,623,000
Energy Partners Ltd.:
9.75% 4/15/14	1,290,000	425,700
9.8775% 4/15/13 (f)	1,720,000	567,600
Forest Oil Corp.:
7.25% 6/15/19	1,420,000	1,050,800
7.75% 5/1/14	1,430,000	1,136,850
Frontier Oil Corp. 8.5% 9/15/16	2,700,000	2,241,000
Helix Energy Solutions Group, Inc. 9.5% 1/15/16 (e)	1,815,000	871,200

	Principal Amount	Value
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.75% 11/1/15 (e)	$ 5,890,000	$ 4,064,100
9% 6/1/16 (e)	3,910,000	2,795,650
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	925,000	825,563
Newfield Exploration Co. 7.125% 5/15/18	1,915,000	1,445,825
OPTI Canada, Inc.:
7.875% 12/15/14	1,725,000	905,625
8.25% 12/15/14	3,330,000	1,798,200
Pan American Energy LLC 7.75% 2/9/12 (e)	3,135,000	2,225,850
Parker Drilling Co. 9.625% 10/1/13	1,775,000	1,375,625
Petrohawk Energy Corp.:
7.875% 6/1/15 (e)	1,770,000	1,309,800
9.125% 7/15/13	5,910,000	4,787,100
Petroleum Development Corp. 12% 2/15/18	2,810,000	1,742,200
Pioneer Natural Resources Co. 6.65% 3/15/17	3,365,000	2,456,450
Plains Exploration & Production Co. 7% 3/15/17	4,230,000	2,728,350
Range Resources Corp.:
6.375% 3/15/15 (Reg. S)	435,000	354,525
7.375% 7/15/13	10,075,000	8,463,000
SandRidge Energy, Inc.:
7.5075% 4/1/14 (f)	5,320,000	2,766,400
8.625% 4/1/15 pay-in-kind (f)	7,720,000	3,860,000
Seitel, Inc. 9.75% 2/15/14	4,330,000	1,558,800
Southwestern Energy Co. 7.5% 2/1/18 (e)	285,000	250,800
Tesoro Corp. 6.5% 6/1/17	610,000	334,738
		68,868,701
Environmental - 0.5%
Allied Waste North America, Inc.:
6.875% 6/1/17	1,925,000	1,795,063
7.125% 5/15/16	1,385,000	1,218,800
Browning-Ferris Industries, Inc. 7.4% 9/15/35	585,000	482,606
		3,496,469
Food and Drug Retail - 0.5%
Rite Aid Corp.:
6.875% 8/15/13	1,110,000	271,950
7.5% 3/1/17	1,665,000	1,073,925
9.375% 12/15/15	1,110,000	363,525
SUPERVALU, Inc. 7.5% 11/15/14	2,725,000	2,180,000
		3,889,400
Food/Beverage/Tobacco - 2.0%
Constellation Brands, Inc.:
7.25% 9/1/16	880,000	831,600
7.25% 5/15/17	2,060,000	1,946,700
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Food/Beverage/Tobacco - continued
Constellation Brands, Inc.: - continued
8.375% 12/15/14	$ 2,260,000	$ 2,158,300
Dean Foods Co.:
6.9% 10/15/17	4,100,000	3,280,000
7% 6/1/16	3,175,000	2,698,750
National Beef Packing Co. LLC/National Beef Finance Corp. 10.5% 8/1/11	3,690,000	2,583,000
Smithfield Foods, Inc. 7.75% 7/1/17	3,060,000	1,744,200
		15,242,550
Gaming - 5.4%
Chukchansi Economic Development Authority:
6.095% 11/15/12 (e)(f)	1,010,000	383,800
8% 11/15/13 (e)	3,210,000	1,219,800
Harrah's Operating Co., Inc. 10% 12/15/15 (e)	292,000	122,640
Mandalay Resort Group 9.375% 2/15/10	990,000	732,600
Mashantucket Western Pequot Tribe 8.5% 11/15/15 (e)	5,050,000	1,792,750
MGM Mirage, Inc.:
6% 10/1/09	880,000	840,400
6.625% 7/15/15	855,000	535,444
6.75% 9/1/12	10,610,000	7,373,950
6.75% 4/1/13	905,000	615,400
6.875% 4/1/16	855,000	534,375
7.625% 1/15/17	2,040,000	1,275,000
8.375% 2/1/11	2,240,000	1,344,000
Mohegan Tribal Gaming Authority:
6.125% 2/15/13	1,295,000	815,850
6.375% 7/15/09	950,000	907,250
7.125% 8/15/14	1,760,000	915,200
Scientific Games Corp.:
6.25% 12/15/12	3,275,000	2,636,375
7.875% 6/15/16 (e)	2,885,000	2,322,425
Seminole Hard Rock Entertainment, Inc. 4.4963% 3/15/14 (e)(f)	2,125,000	1,126,250
Seneca Gaming Corp.:
Series B, 7.25% 5/1/12	5,775,000	4,042,500
7.25% 5/1/12	3,085,000	2,159,500
Snoqualmie Entertainment Authority:
6.875% 2/1/14 (e)(f)	3,525,000	2,044,500
9.125% 2/1/15 (e)	1,290,000	799,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
6.625% 12/1/14	1,495,000	1,124,988
6.625% 12/1/14	8,035,000	5,885,638
		41,550,435

	Principal Amount	Value
Healthcare - 6.5%
Biomet, Inc.:
10% 10/15/17	$ 2,490,000	$ 2,365,500
10.375% 10/15/17 pay-in-kind (f)	995,000	776,100
11.625% 10/15/17	3,490,000	2,879,250
Community Health Systems, Inc. 8.875% 7/15/15	4,320,000	3,974,400
DJO Finance LLC / DJO Finance Corp. 10.875% 11/15/14	5,285,000	3,805,200
HCA, Inc.:
6.5% 2/15/16	2,670,000	1,588,650
7.875% 2/1/11	375,000	322,500
9.125% 11/15/14	5,140,000	4,728,800
9.25% 11/15/16	8,519,000	7,794,885
10.375% 11/15/16 pay-in-kind (f)	5,135,000	3,807,371
HealthSouth Corp. 10.75% 6/15/16	1,895,000	1,714,975
Omega Healthcare Investors, Inc. 7% 4/1/14	9,970,000	8,075,700
Service Corp. International:
6.75% 4/1/15	1,440,000	1,094,400
7.5% 4/1/27	4,050,000	2,612,250
Ventas Realty LP:
6.5% 6/1/16	1,200,000	888,000
6.625% 10/15/14	1,820,000	1,428,700
Viant Holdings, Inc. 10.125% 7/15/17 (e)	3,679,000	1,140,490
VWR Funding, Inc. 10.25% 7/15/15	2,485,000	1,416,450
		50,413,621
Homebuilding/Real Estate - 1.8%
American Real Estate Partners/American Real Estate Finance Corp.:
7.125% 2/15/13	7,420,000	5,119,800
8.125% 6/1/12	8,345,000	6,425,650
D.R. Horton, Inc. 6.5% 4/15/16	1,640,000	1,033,200
K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	1,045,000	282,150
KB Home 6.375% 8/15/11	740,000	569,800
Pulte Homes, Inc. 5.25% 1/15/14	905,000	588,250
		14,018,850
Hotels - 0.5%
Host Marriott LP 7.125% 11/1/13	5,390,000	4,258,100
Leisure - 1.6%
Royal Caribbean Cruises Ltd.:
7.25% 3/15/18	1,815,000	925,650
yankee:
7% 6/15/13	5,610,000	3,197,700
7.25% 6/15/16	1,540,000	823,900
7.5% 10/15/27	1,465,000	629,950
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Leisure - continued
Town Sports International Holdings, Inc. 0% 2/1/14 (c)	$ 1,772,000	$ 1,010,040
Universal City Development Partners Ltd./UCDP Finance, Inc. 11.75% 4/1/10	5,125,000	3,177,500
Universal City Florida Holding Co. I/II:
7.9425% 5/1/10 (f)	4,340,000	1,953,000
8.375% 5/1/10	625,000	281,250
		11,998,990
Metals/Mining - 3.8%
Compass Minerals International, Inc. 12% 6/1/13	4,651,000	4,511,470
Drummond Co., Inc. 7.375% 2/15/16 (e)	7,050,000	3,666,000
FMG Finance Property Ltd.:
6.2025% 9/1/11 (e)(f)	3,555,000	2,204,100
10% 9/1/13 (e)	4,010,000	2,325,800
10.625% 9/1/16 (e)	1,395,000	809,100
Freeport-McMoRan Copper & Gold, Inc.:
8.25% 4/1/15	2,070,000	1,697,400
8.375% 4/1/17	5,855,000	4,713,275
Massey Energy Co. 6.875% 12/15/13	6,595,000	4,781,375
Noranda Aluminium Acquisition Corp. 6.595% 5/15/15 pay-in-kind (f)	3,500,000	1,050,000
Peabody Energy Corp. 7.375% 11/1/16	1,255,000	1,179,700
Vedanta Resources PLC 6.625% 2/22/10 (e)	2,830,000	2,433,800
		29,372,020
Paper - 1.7%
Catalyst Paper Corp. 8.625% 6/15/11	1,715,000	754,600
Domtar Corp.:
5.375% 12/1/13	1,045,000	658,350
7.125% 8/15/15	1,425,000	926,250
Georgia-Pacific Corp.:
7% 1/15/15 (e)	8,875,000	7,366,250
8.875% 5/15/31	1,755,000	1,140,750
Graphic Packaging International, Inc. 8.5% 8/15/11	1,455,000	1,196,738
Rock-Tenn Co. 9.25% 3/15/16 (e)	890,000	832,150
		12,875,088
Publishing/Printing - 0.7%
Scholastic Corp. 5% 4/15/13	2,755,000	2,038,700
The Reader's Digest Association, Inc. 9% 2/15/17	3,305,000	231,350

	Principal Amount	Value
TL Acquisitions, Inc.:
0% 7/15/15 (c)(e)	$ 1,980,000	$ 673,200
10.5% 1/15/15 (e)	5,325,000	2,236,500
		5,179,750
Railroad - 0.2%
Kansas City Southern Railway Co. 8% 6/1/15	1,475,000	1,194,750
Services - 3.8%
ARAMARK Corp.:
6.6925% 2/1/15 (f)	5,925,000	4,473,375
8.5% 2/1/15	4,035,000	3,591,150
Ashtead Capital, Inc. 9% 8/15/16 (e)	3,090,000	1,606,800
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
4.6488% 5/15/14 (f)	1,180,000	277,300
7.625% 5/15/14	1,475,000	368,750
7.75% 5/15/16	2,105,000	526,250
Corrections Corp. of America 6.25% 3/15/13	915,000	850,950
FTI Consulting, Inc.:
7.625% 6/15/13	4,965,000	4,344,375
7.75% 10/1/16	350,000	290,500
Hertz Corp.:
8.875% 1/1/14	2,160,000	1,231,200
10.5% 1/1/16	820,000	328,000
Iron Mountain, Inc.:
6.625% 1/1/16	575,000	467,188
7.75% 1/15/15	800,000	718,000
8% 6/15/20	1,045,000	836,000
8.625% 4/1/13	5,270,000	4,953,800
JohnsonDiversey Holdings, Inc. 10.67% 5/15/13	715,000	493,350
JohnsonDiversey, Inc. 9.625% 5/15/12	310,000	254,200
Penhall International Corp. 12% 8/1/14 (e)	610,000	244,000
Rental Service Corp. 9.5% 12/1/14	1,975,000	1,046,750
United Rentals North America, Inc.:
7% 2/15/14	535,000	326,350
7.75% 11/15/13	355,000	230,750
US Investigations Services, Inc. 10.5% 11/1/15 (e)	2,720,000	1,985,600
		29,444,638
Shipping - 3.3%
Navios Maritime Holdings, Inc. 9.5% 12/15/14	3,825,000	2,065,500
Overseas Shipholding Group, Inc. 7.5% 2/15/24	475,000	315,875
Ship Finance International Ltd. 8.5% 12/15/13	22,075,000	15,673,243
Teekay Corp. 8.875% 7/15/11	8,618,000	7,325,300
		25,379,918
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Specialty Retailing - 0.4%
Dollar General Corp.:
10.625% 7/15/15	$ 465,000	$ 446,400
11.875% 7/15/17 pay-in-kind (f)	345,000	293,250
Michaels Stores, Inc. 10% 11/1/14	990,000	435,600
Sally Holdings LLC:
9.25% 11/15/14	1,980,000	1,623,600
10.5% 11/15/16	595,000	392,700
Yankee Acquisition Corp. 8.5% 2/15/15	355,000	165,519
		3,357,069
Steels - 0.8%
Evraz Group SA:
8.875% 4/24/13 (e)	1,450,000	732,250
9.5% 4/24/18 (e)	165,000	84,150
Steel Dynamics, Inc.:
6.75% 4/1/15	5,060,000	3,390,200
7.375% 11/1/12	2,945,000	2,267,650
		6,474,250
Super Retail - 0.9%
AutoNation, Inc. 7% 4/15/14	1,810,000	1,312,250
GSC Holdings Corp./Gamestop, Inc. 8% 10/1/12	640,000	588,800
NBC Acquisition Corp. 11% 3/15/13	1,665,000	666,000
Nebraska Book Co., Inc. 8.625% 3/15/12	2,740,000	1,370,000
Sonic Automotive, Inc. 8.625% 8/15/13	1,080,000	399,600
Toys 'R' US, Inc.:
7.375% 10/15/18	400,000	144,000
7.625% 8/1/11	5,810,000	2,788,800
		7,269,450
Technology - 2.4%
Amkor Technology, Inc. 9.25% 6/1/16	1,130,000	644,100
Flextronics International Ltd.:
6.25% 11/15/14	435,000	315,375
6.5% 5/15/13	1,065,000	788,100
Freescale Semiconductor, Inc.:
5.8712% 12/15/14 (f)	3,015,000	934,650
8.875% 12/15/14	2,575,000	1,107,250
9.125% 12/15/14 pay-in-kind (f)	400,000	82,135
Jabil Circuit, Inc. 8.25% 3/15/18	435,000	291,450
Lucent Technologies, Inc.:
6.45% 3/15/29	4,675,000	1,846,625
6.5% 1/15/28	4,915,000	1,941,425
Nortel Networks Corp. 9.0025% 7/15/11 (f)	2,365,000	555,775

	Principal Amount	Value
NXP BV:
7.5025% 10/15/13 (f)	$ 1,925,000	$ 558,250
7.875% 10/15/14	1,700,000	629,000
Seagate Technology HDD Holdings 6.8% 10/1/16	3,150,000	1,653,750
SS&C Technologies, Inc. 11.75% 12/1/13	135,000	120,150
SunGard Data Systems, Inc.:
9.125% 8/15/13	1,460,000	1,211,800
10.25% 8/15/15	1,460,000	910,675
Xerox Capital Trust I 8% 2/1/27	7,840,000	5,353,858
		18,944,368
Telecommunications - 9.4%
Cincinnati Bell, Inc. 8.375% 1/15/14	4,605,000	3,545,850
Citizens Communications Co.:
6.25% 1/15/13	1,920,000	1,612,800
9% 8/15/31	910,000	573,300
Cricket Communications, Inc. 10% 7/15/15 (e)	2,590,000	2,395,750
Digicel Group Ltd.:
8.875% 1/15/15 (e)	5,425,000	3,472,000
9.125% 1/15/15 pay-in-kind (e)(f)	2,727,000	1,663,470
9.25% 9/1/12 (e)	4,965,000	4,170,600
Intelsat Jackson Holdings Ltd.:
9.5% 6/15/16 (e)	6,995,000	6,400,425
11.5% 6/15/16 (e)	368,000	327,520
Intelsat Ltd.:
6.5% 11/1/13	10,705,000	5,887,750
7.625% 4/15/12	7,885,000	5,204,100
Intelsat Subsidiary Holding Co. Ltd. 8.875% 1/15/15 (e)	6,040,000	5,466,200
Level 3 Financing, Inc.:
6.845% 2/15/15 (f)	2,450,000	1,078,000
8.75% 2/15/17	1,450,000	688,750
9.25% 11/1/14	860,000	438,600
MetroPCS Wireless, Inc. 9.25% 11/1/14	2,975,000	2,662,625
Mobile Telesystems Finance SA 8% 1/28/12 (e)	6,558,000	5,246,400
Nextel Communications, Inc.:
5.95% 3/15/14	1,800,000	756,000
6.875% 10/31/13	3,360,000	1,428,000
Orascom Telecom Finance SCA 7.875% 2/8/14 (e)	6,100,000	3,050,000
Qwest Communications International, Inc. 7.5% 2/15/14	900,000	598,500
Qwest Corp.:
5.2463% 6/15/13 (f)	4,530,000	3,261,600
7.5% 10/1/14	3,315,000	2,718,300
Sprint Capital Corp. 6.875% 11/15/28	3,265,000	1,942,675
Sprint Nextel Corp. 6% 12/1/16	1,000,000	705,000
Corporate Bonds - continued
	Principal Amount	Value
Nonconvertible Bonds - continued
Telecommunications - continued
Time Warner Telecom Holdings, Inc. 9.25% 2/15/14	$ 3,145,000	$ 2,578,900
U.S. West Communications:
6.875% 9/15/33	2,155,000	1,282,225
7.5% 6/15/23	1,135,000	771,800
Vimpel Communications:
8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	3,065,000	1,900,300
9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (e)	1,070,000	556,400
		72,383,840
Textiles & Apparel - 0.5%
Hanesbrands, Inc. 5.6975% 12/15/14 (e)(f)	3,020,000	2,114,000
Levi Strauss & Co.:
8.875% 4/1/16	1,530,000	1,025,100
9.75% 1/15/15	560,000	386,400
		3,525,500
TOTAL NONCONVERTIBLE BONDS		624,302,897
TOTAL CORPORATE BONDS (Cost $896,624,534)		628,067,071
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.0935% 4/25/21 (e)(f) (Cost $103,237)	138,811	124,930
Common Stocks - 0.9%
	Shares
Gaming - 0.9%
Las Vegas Sands Corp. unit (a)	63,000	6,520,500
Textiles & Apparel - 0.0%
Arena Brands Holding Corp. Class B (g)	48,889	283,556
TOTAL COMMON STOCKS (Cost $8,274,627)		6,804,056
Convertible Preferred Stocks - 0.2%

Electric Utilities - 0.2%
AES Trust III 6.75% (Cost $2,507,572)	51,000	1,914,540
Floating Rate Loans - 7.0%
	Principal Amount	Value
Air Transportation - 0.1%
Delta Air Lines, Inc. Tranche 2LN, term loan 5.1488% 4/30/14 (f)	$ 805,000	$ 402,500
Automotive - 0.7%
Federal-Mogul Corp.:
Tranche B, term loan 3.4896% 12/27/14 (f)	2,293,531	1,032,089
Tranche C, term loan 2.641% 12/27/15 (f)	1,775,642	799,039
Ford Motor Co. term loan 5% 12/15/13 (f)	375,000	151,875
General Motors Corp. term loan 5.795% 11/29/13 (f)	4,650,000	2,092,500
Lear Corp. term loan 3.8968% 4/25/12 (f)	1,215,000	522,450
The Goodyear Tire & Rubber Co. Tranche 2LN, term loan 2.22% 4/30/14 (f)	1,415,000	870,225
		5,468,178
Broadcasting - 0.1%
VNU, Inc. term loan 4.2434% 8/9/13 (f)	1,315,000	887,625
Cable TV - 1.0%
Charter Communications Operating LLC Tranche B 1LN, term loan 5.0596% 3/6/14 (f)	2,915,550	2,157,507
CSC Holdings, Inc. Tranche B, term loan 2.9492% 3/31/13 (f)	3,568,480	3,024,286
Insight Midwest Holdings LLC Tranche B, term loan 3.91% 4/6/14 (f)	3,260,250	2,347,380
		7,529,173
Capital Goods - 0.3%
Dresser, Inc.:
Tranche 2LN, term loan 7.9862% 5/4/15 pay-in-kind (f)	4,305,000	1,722,000
Tranche B 1LN, term loan 4.4089% 5/4/14 (f)	417,348	250,409
		1,972,409
Containers - 0.4%
Anchor Glass Container Corp. term loan 6.8255% 6/20/14 (f)	4,175,180	3,340,144
Electric Utilities - 0.5%
Ashmore Energy International:
Revolving Credit-Linked Deposit 3.4612% 3/30/12 (f)	659,006	369,043
term loan 4.4588% 3/30/14 (f)	4,698,647	2,631,242
NRG Energy, Inc.:
term loan 2.675% 2/1/13 (f)	611,995	532,436
2.8587% 2/1/13 (f)	301,186	262,032
		3,794,753
Floating Rate Loans - continued
	Principal Amount	Value
Entertainment/Film - 0.4%
Zuffa LLC term loan 2.5% 6/19/15 (f)	$ 4,943,035	$ 2,768,100
Gaming - 0.3%
Fantasy Springs Resort Casino term loan 9.72% 8/6/12 (f)	2,960,000	1,480,000
Las Vegas Sands LLC:
term loan 2.22% 5/23/14 (f)	361,253	155,339
Tranche B, term loan 2.22% 5/23/14 (f)	1,713,490	736,801
		2,372,140
Healthcare - 0.9%
Community Health Systems, Inc.:
term loan 4.4454% 7/25/14 (f)	6,070,743	4,674,472
Tranche DD, term loan 1.8013% 7/25/14 (h)	310,561	239,132
HCA, Inc. Tranche B, term loan 3.7088% 11/17/13 (f)	369,059	284,175
PTS Acquisition Corp. term loan 3.7088% 4/10/14 (f)	2,491,257	1,469,842
		6,667,621
Homebuilding/Real Estate - 0.1%
Realogy Corp.:
Credit-Linked Deposit 6.9263% 10/10/13 (f)	111,082	69,981
Tranche B, term loan 5.7063% 10/10/13 (f)	412,589	259,931
Tranche DD, term loan 6.7263% 10/10/13 (f)	992,487	625,267
		955,179
Paper - 0.5%
Georgia-Pacific Corp. Tranche B1, term loan 3.6819% 12/20/12 (f)	4,992,265	4,093,657
Publishing/Printing - 0.2%
Education Media and Publishing Group Ltd. Tranche 2LN, term loan 13.0163% 12/12/14 (f)	3,525,961	1,057,788
R.H. Donnelley Corp. Tranche D2, term loan 6.7769% 6/30/11 (f)	870,000	482,850
		1,540,638
Services - 0.1%
Penhall International Corp. term loan 12.2875% 4/1/12 pay-in-kind (f)	2,477,734	991,093
Super Retail - 0.2%
Dollar General Corp. Tranche B1, term loan 5.2862% 7/6/14 (f)	2,000,000	1,540,000
Technology - 0.6%
Flextronics International Ltd.:
Tranche B-A, term loan 6.1554% 10/1/14 (f)	895,955	564,451

	Principal Amount	Value
Tranche B-A1, term loan 7.0688% 10/1/14 (f)	$ 138,806	$ 87,448
Kronos, Inc.:
Tranche 1LN, term loan 3.7088% 6/11/14 (f)	3,367,504	1,953,152
Tranche 2LN, term loan 7.2088% 6/11/15 (f)	3,190,000	1,435,500
SS&C Technologies, Inc. term loan 5.6311% 11/23/12 (f)	1,471,237	956,304
		4,996,855
Telecommunications - 0.2%
Digicel International Finance Ltd. term loan 4% 3/30/12 (f)	2,150,000	1,677,000
Textiles & Apparel - 0.4%
Hanesbrands, Inc. Tranche B 1LN, term loan 5.0376% 9/5/13 (f)	946,933	776,485
Levi Strauss & Co. term loan 3.445% 4/4/14 (f)	3,525,000	1,921,125
		2,697,610
TOTAL FLOATING RATE LOANS (Cost $78,975,615)		53,694,675
Money Market Funds - 9.5%
	Shares
Fidelity Cash Central Fund, 1.06% (b) (Cost $73,483,136)	73,483,136	73,483,136
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $1,059,968,721)		764,088,408
NET OTHER ASSETS - 1.1%		8,445,536
NET ASSETS - 100%		$ 772,533,944
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(d) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $130,219,055 or 16.9% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $283,556 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Arena Brands Holding Corp. Class B	6/18/97	$ 1,974,627

(h) Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $165,197 and $127,202, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,304,834
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 764,088,408	$ 73,483,136	$ 679,977,813	$ 10,627,459
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 3,364,330
Total Realized Gain (Loss)	0
Total Unrealized Gain (Loss)	(3,348,868)
Cost of Purchases	6,300,000
Proceeds of Sales	(323,660)
Amortization/Accretion	34,707
Transfer in/out of Level 3	4,600,950
Ending Balance	$ 10,627,459

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	85.2%
Bermuda	6.1%
Canada	2.3%
Luxembourg	1.5%
Marshall Islands	1.3%
Others (individually less than 1%)	3.6%
100.0%
Income Tax Information

At December 31, 2008, the fund had a capital loss carryforward of approximately $931,818,024 of which $772,554,243, $88,480,642 and $70,783,139 will expire on December 31, 2009, 2010 and 2016, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $986,485,585)	$ 690,605,272
Fidelity Central Funds (cost $73,483,136)	73,483,136
Total Investments (cost $1,059,968,721)		$ 764,088,408
Cash		423,239
Receivable for investments sold		1,433,431
Receivable for fund shares sold		3,584,185
Interest receivable		18,740,822
Distributions receivable from Fidelity Central Funds		39,395
Prepaid expenses		10,124
Other receivables		3
Total assets		788,319,607

Liabilities
Payable for investments purchased	$ 14,649,013
Payable for fund shares redeemed	598,276
Distributions payable	1,218
Accrued management fee	331,817
Distribution fees payable	24,420
Other affiliated payables	62,819
Other payables and accrued expenses	118,100
Total liabilities		15,785,663

Net Assets		$ 772,533,944
Net Assets consist of:
Paid in capital		$ 1,996,742,834
Undistributed net investment income		3,850,639
Accumulated undistributed net realized gain (loss) on investments		(932,156,504)
Net unrealized appreciation (depreciation) on investments		(295,903,025)
Net Assets		$ 772,533,944

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($451,823,819 ÷ 113,957,156 shares)	$ 3.96

Service Class: Net Asset Value, offering price and redemption price per share ($95,461,125 ÷ 24,185,813 shares)	$ 3.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($87,076,551 ÷ 22,368,627 shares)	$ 3.89

Initial Class R: Net Asset Value, offering price and redemption price per share ($19,801,413 ÷ 5,009,081 shares)	$ 3.95

Service Class R: Net Asset Value, offering price and redemption price per share ($26,572,479 ÷ 6,752,083 shares)	$ 3.94

Service Class 2R: Net Asset Value, offering price and redemption price per share ($1,486,648 ÷ 382,635 shares)	$ 3.89

Investor Class: Net Asset Value, offering price and redemption price per share ($90,311,909 ÷ 22,832,634 shares)	$ 3.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 1,844,462
Interest		89,583,244
Income from Fidelity Central Funds		1,304,834
Total income		92,732,540

Expenses
Management fee	$ 5,717,672
Transfer agent fees	754,022
Distribution fees	408,079
Accounting fees and expenses	360,857
Custodian fees and expenses	20,662
Independent trustees' compensation	4,693
Audit	82,415
Legal	44,870
Interest	811
Miscellaneous	167,073
Total expenses before reductions	7,561,154
Expense reductions	(14,258)	7,546,896
Net investment income		85,185,644
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		(72,607,286)
Change in net unrealized appreciation (depreciation) on investment securities		(265,350,744)
Net gain (loss)		(337,958,030)
Net increase (decrease) in net assets resulting from operations		$ (252,772,386)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 85,185,644	$ 96,249,761
Net realized gain (loss)	(72,607,286)	3,555,671
Change in net unrealized appreciation (depreciation)	(265,350,744)	(61,698,137)
Net increase (decrease) in net assets resulting from operations	(252,772,386)	38,107,295
Distributions to shareholders from net investment income	(81,088,207)	(97,629,838)
Share transactions - net increase (decrease)	(59,062,712)	(164,355,256)
Redemption fees	147,113	175,614
Total increase (decrease) in net assets	(392,776,192)	(223,702,185)

Net Assets
Beginning of period	1,165,310,136	1,389,012,321
End of period (including undistributed net investment income of $3,850,639 and undistributed net investment income of $1,577,989, respectively)	$ 772,533,944	$ 1,165,310,136

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.98	$ 6.35	$ 6.17	$ 7.00	$ 6.95
Income from Investment Operations
Net investment income C	.475	.485	.476	.457	.494
Net realized and unrealized gain (loss)	(1.990)	(.311)	.216	(.281)	.126
Total from investment operations	(1.515)	.174	.692	.176	.620
Distributions from net investment income	(.506)	(.545)	(.512)	(1.006)	(.570)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.96	$ 5.98	$ 6.35	$ 6.17	$ 7.00
Total Return A, B	(24.98)%	2.79%	11.24%	2.70%	9.59%
Ratios to Average Net Assets D, F
Expenses before reductions	.71%	.68%	.71%	.70%	.71%
Expenses net of fee waivers, if any	.71%	.68%	.71%	.70%	.71%
Expenses net of all reductions	.70%	.68%	.71%	.70%	.71%
Net investment income	8.48%	7.47%	7.40%	6.98%	7.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 451,824	$ 726,409	$ 922,565	$ 1,080,002	$ 1,371,736
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.95	$ 6.32	$ 6.14	$ 6.97	$ 6.92
Income from Investment Operations
Net investment income C	.469	.477	.467	.448	.486
Net realized and unrealized gain (loss)	(1.971)	(.312)	.218	(.283)	.124
Total from investment operations	(1.502)	.165	.685	.165	.610
Distributions from net investment income	(.499)	(.536)	(.505)	(.995)	(.560)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.95	$ 5.95	$ 6.32	$ 6.14	$ 6.97
Total Return A, B	(24.87)%	2.66%	11.18%	2.52%	9.47%
Ratios to Average Net Assets D, F
Expenses before reductions	.80%	.78%	.81%	.80%	.81%
Expenses net of fee waivers, if any	.80%	.78%	.81%	.80%	.81%
Expenses net of all reductions	.80%	.78%	.81%	.80%	.81%
Net investment income	8.39%	7.37%	7.30%	6.88%	7.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 95,461	$ 180,837	$ 277,546	$ 319,380	$ 377,122
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 5.88	$ 6.25	$ 6.08	$ 6.91	$ 6.87
Income from Investment Operations
Net investment income C	.450	.461	.453	.433	.470
Net realized and unrealized gain (loss)	(1.949)	(.305)	.216	(.284)	.130
Total from investment operations	(1.499)	.156	.669	.149	.600
Distributions from net investment income	(.492)	(.527)	(.499)	(.979)	(.560)
Redemption fees added to paid in capital C	.001	.001	-	-	-
Net asset value, end of period	$ 3.89	$ 5.88	$ 6.25	$ 6.08	$ 6.91
Total Return A, B	(25.14)%	2.54%	11.02%	2.31%	9.38%
Ratios to Average Net Assets D, F
Expenses before reductions	.96%	.93%	.97%	.95%	.97%
Expenses net of fee waivers, if any	.96%	.93%	.97%	.95%	.97%
Expenses net of all reductions	.96%	.93%	.97%	.95%	.97%
Net investment income	8.23%	7.22%	7.14%	6.72%	7.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,077	$ 97,266	$ 110,503	$ 86,757	$ 94,246
Portfolio turnover rate E	58%	70%	65%	95%	128%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 6.34	$ 6.16	$ 7.00	$ 6.47
Income from Investment Operations
Net investment income E	.471	.479	.475	.455	.338
Net realized and unrealized gain (loss)	(1.975)	(.313)	.218	(.288)	.192
Total from investment operations	(1.504)	.166	.693	.167	.530
Distributions from net investment income	(.507)	(.547)	(.513)	(1.007)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.95	$ 5.96	$ 6.34	$ 6.16	$ 7.00
Total Return B, C, D	(24.88)%	2.65%	11.27%	2.55%	8.19%
Ratios to Average Net Assets F, I
Expenses before reductions	.70%	.68%	.71%	.70%	.71% A
Expenses net of fee waivers, if any	.70%	.68%	.71%	.70%	.71% A
Expenses net of all reductions	.70%	.67%	.71%	.70%	.71% A
Net investment income	8.49%	7.47%	7.39%	6.98%	7.16% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,801	$ 19,401	$ 93	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.93	$ 6.32	$ 6.14	$ 6.97	$ 6.45
Income from Investment Operations
Net investment income E	.467	.471	.467	.447	.332
Net realized and unrealized gain (loss)	(1.959)	(.318)	.219	(.282)	.188
Total from investment operations	(1.492)	.153	.686	.165	.520
Distributions from net investment income	(.499)	(.544)	(.506)	(.995)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.94	$ 5.93	$ 6.32	$ 6.14	$ 6.97
Total Return B, C, D	(24.79)%	2.45%	11.19%	2.53%	8.06%
Ratios to Average Net Assets F, I
Expenses before reductions	.80%	.78%	.81%	.80%	.81% A
Expenses net of fee waivers, if any	.80%	.78%	.81%	.80%	.81% A
Expenses net of all reductions	.80%	.77%	.81%	.80%	.81% A
Net investment income	8.39%	7.37%	7.30%	6.88%	7.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,572	$ 33,129	$ 92	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.87	$ 6.25	$ 6.08	$ 6.91	$ 6.40
Income from Investment Operations
Net investment income E	.451	.453	.453	.433	.322
Net realized and unrealized gain (loss)	(1.940)	(.294)	.214	(.282)	.188
Total from investment operations	(1.489)	.159	.667	.151	.510
Distributions from net investment income	(.492)	(.540)	(.497)	(.981)	-
Redemption fees added to paid in capital E	.001	.001	-	-	-
Net asset value, end of period	$ 3.89	$ 5.87	$ 6.25	$ 6.08	$ 6.91
Total Return B, C, D	(24.99)%	2.59%	10.99%	2.33%	7.97%
Ratios to Average Net Assets F, I
Expenses before reductions	.95%	.93%	.96%	.94%	.96% A
Expenses net of fee waivers, if any	.95%	.93%	.96%	.94%	.96% A
Expenses net of all reductions	.95%	.92%	.96%	.94%	.96% A
Net investment income	8.24%	7.23%	7.14%	6.73%	6.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,487	$ 2,347	$ 92	$ 83	$ 81
Portfolio turnover rate G	58%	70%	65%	95%	128%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2004 (commencement of sale of shares) to December 31, 2004.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 5.96	$ 6.34	$ 6.16	$ 6.54
Income from Investment Operations
Net investment income E	.473	.477	.471	.193
Net realized and unrealized gain (loss)	(1.971)	(.317)	.220	(.089)
Total from investment operations	(1.498)	.160	.691	.104
Distributions from net investment income	(.503)	(.541)	(.511)	(.484)
Redemption fees added to paid in capital E	.001	.001	-	-
Net asset value, end of period	$ 3.96	$ 5.96	$ 6.34	$ 6.16
Total Return B, C, D	(24.76)%	2.56%	11.24%	1.60%
Ratios to Average Net Assets F, I
Expenses before reductions	.74%	.75%	.80%	.82% A
Expenses net of fee waivers, if any	.74%	.75%	.80%	.82% A
Expenses net of all reductions	.74%	.75%	.79%	.82% A
Net investment income	8.45%	7.40%	7.31%	6.86% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,312	$ 105,920	$ 78,122	$ 17,363
Portfolio turnover rate G	58%	70%	65%	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Actual prices received at disposition may differ.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustee compensation, capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,976,771
Unrealized depreciation	(296,754,704)
Net unrealized appreciation (depreciation)	(292,777,933)
Undistributed ordinary income	387,299
Capital loss carryforward	(931,818,024)

Cost for federal income tax purposes	$ 1,056,866,341

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 81,088,207	$ 97,629,838

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, and Service Class 2R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $543,838,165 and $563,638,183, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .57% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 141,929
Service Class 2	232,667
Service Class R	28,656
Service Class 2R	4,827
$ 408,079

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .14% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 443,730
Service Class	97,067
Service Class 2	68,160
Initial Class R	12,532
Service Class R	18,946
Service Class 2R	1,283
Investor Class	112,304
$ 754,022

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The fee is based on the level of average net assets for the month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 6,612,500	2.21%	$ 811

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $2,186 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $14,258.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 25% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 29% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,707, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 50,331,327	$ 61,181,728
Service Class	10,708,124	15,050,616
Service Class 2	8,200,191	8,016,832
Initial Class R	1,730,548	1,530,545
Service Class R	2,155,413	2,877,714
Service Class 2R	164,231	197,616
Investor Class	7,798,373	8,774,787
Total	$ 81,088,207	$ 97,629,838

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	11,325,778	12,677,576	$ 59,074,348	$ 82,289,588
Reinvestment of distributions	13,210,472	10,250,373	50,331,327	61,181,728
Shares redeemed	(32,087,810)	(46,741,082)	(177,673,130)	(303,739,669)
Net increase (decrease)	(7,551,560)	(23,813,133)	$ (68,267,455)	$ (160,268,353)
Service Class
Shares sold	2,103,601	7,272,930	$ 11,552,669	$ 47,094,455
Reinvestment of distributions	2,825,363	2,534,231	10,708,124	15,050,616
Shares redeemed	(11,133,341)	(23,340,688)	(61,774,491)	(151,431,271)
Net increase (decrease)	(6,204,377)	(13,533,527)	$ (39,513,698)	$ (89,286,200)
Service Class 2
Shares sold	12,628,566	8,444,176	$ 64,623,990	$ 53,910,284
Reinvestment of distributions	2,192,564	1,366,105	8,200,191	8,016,832
Shares redeemed	(9,001,486)	(10,947,040)	(50,214,701)	(70,302,878)
Net increase (decrease)	5,819,644	(1,136,759)	$ 22,609,480	$ (8,375,762)
Initial Class R
Shares sold	4,746,248	5,411,074	$ 24,537,038	$ 35,054,266
Reinvestment of distributions	455,407	256,866	1,730,548	1,530,545
Shares redeemed	(3,446,209)	(2,428,909)	(19,445,436)	(15,690,427)
Net increase (decrease)	1,755,446	3,239,031	$ 6,822,150	$ 20,894,384
Service Class R
Shares sold	7,564,400	9,889,917	$ 39,304,602	$ 64,023,977
Reinvestment of distributions	570,215	485,450	2,155,413	2,877,714
Shares redeemed	(6,965,405)	(4,807,115)	(39,209,237)	(30,735,401)
Net increase (decrease)	1,169,210	5,568,252	$ 2,250,778	$ 36,166,290
Service Class 2R
Shares sold	116,810	429,894	$ 631,648	$ 2,760,010
Reinvestment of distributions	44,030	33,738	164,231	197,616
Shares redeemed	(178,258)	(78,295)	(993,749)	(501,434)
Net increase (decrease)	(17,418)	385,337	$ (197,870)	$ 2,456,192
Investor Class
Shares sold	17,613,879	11,981,724	$ 91,879,844	$ 77,520,061
Reinvestment of distributions	2,051,733	1,472,733	7,798,373	8,774,787
Shares redeemed	(14,594,721)	(8,021,078)	(82,444,314)	(52,236,655)
Net increase (decrease)	5,070,891	5,433,379	$ 17,233,903	$ 34,058,193

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 24, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Thomas C. Hense (44)

Year of Election or Appointment: 2008

Vice President of Fidelity's High Income and Small Cap Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Japan) Inc., and Fidelity Management & Research (Hong Kong) Limited.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP High Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and three-year periods, although the fund's five-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 28% means that 72% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2007, and the total expenses of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0209
1.811842.104

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class	-43.83%	1.04%	0.90%
VIP Overseas - Service Class A	-43.89%	0.94%	0.80%
VIP Overseas - Service Class 2 B	-43.96%	0.78%	0.69%

A Performance for Service Class shares reflects an asset-based distribution fee (12b-1 fee).

B The initial offering of Service Class 2 shares took place on January 12, 2000. Performance for Service Class 2 shares reflects an asset-based distribution fee (12b-1 fee). Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2 shares' 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund narrowly underperformed the MSCI EAFE index. (For specific portfolio results, please refer to the performance section of this report.) An underweighting in Japanese stocks hurt performance - due largely to a strengthening Japanese yen. A continuing bias in favor of smaller-cap stocks also hurt, as did unfavorable stock picking in the industrials sector. Detractors from fund performance included Man Group, a British asset management firm, and Irish Life and Permanent, an insurance and banking stock that I sold during the period. Alstom, a French producer of power generation equipment, and Veolia Environnement, a French water utility stock, also detracted from performance. However, stock picking was strong in the financials sector, including Japanese consumer finance company ACOM, and in the materials sector - particularly Calgon Carbon, an out-of-index U.S. producer of activated carbon. CSL Ltd., an Australian biopharmaceutical company, also boosted performance, as did Jardine Lloyd Thompson, an out-of-index British insurance brokerage. Our cash position helped, as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.87%
Actual		$ 1,000.00	$ 627.60	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,020.76	$ 4.42
Service Class	.97%
Actual		$ 1,000.00	$ 627.30	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.26	$ 4.93
Service Class 2	1.12%
Actual		$ 1,000.00	$ 626.80	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.69
Initial Class R	.87%
Actual		$ 1,000.00	$ 627.70	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,020.76	$ 4.42
Service Class R	.97%
Actual		$ 1,000.00	$ 627.20	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.26	$ 4.93
Service Class 2R	1.12%
Actual		$ 1,000.00	$ 627.00	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.69
Investor Class R	.96%
Actual		$ 1,000.00	$ 627.10	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,020.31	$ 4.88

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
United Kingdom	25.1%
Japan	19.0%
France	12.3%
Switzerland	9.6%
Germany	8.3%
United States of America	5.7%
Australia	3.6%
Italy	3.3%
Netherlands	2.7%
Other	10.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2008
United Kingdom	26.6%
Japan	12.8%
France	12.2%
Germany	7.9%
Australia	6.0%
Switzerland	4.7%
Italy	4.0%
United States of America	3.9%
Denmark	2.3%
Other	19.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	99.4
Short-Term Investments and Net Other Assets	2.0	0.6
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.9	1.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	0.2
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.8	0.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.4
Unibail-Rodamco (France, Real Estate Investment Trusts)	1.7	0.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Commercial Banks)	1.6	0.7
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	0.9
E.ON AG (Germany, Electric Utilities)	1.5	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.4	1.6
	18.2
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	22.0
Consumer Staples	14.5	10.4
Health Care	11.9	6.0
Consumer Discretionary	9.8	8.3
Telecommunication Services	8.5	7.6
Energy	8.5	10.9
Utilities	6.5	5.1
Industrials	5.2	13.0
Information Technology	5.0	4.8
Materials	4.8	11.3

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 3.6%
AMP Ltd.	1,043,407	$ 4,057,891
Australia & New Zealand Banking Group Ltd.	234,901	2,586,784
Australian Wealth Management Ltd.	2,494,900	1,973,510
BHP Billiton Ltd.	320,516	6,945,344
Commonwealth Bank of Australia	307,183	6,446,912
CSL Ltd.	792,789	19,069,509
Lion Nathan Ltd.	838,042	4,910,707
National Australia Bank Ltd.	237,652	3,563,788
Newcrest Mining Ltd.	97,822	2,375,034
QBE Insurance Group Ltd.	94,452	1,741,218
Rio Tinto Ltd.	79,200	2,164,851
Seek Ltd. (d)	593,800	1,344,696
Wesfarmers Ltd.	65,236	839,874
Woodside Petroleum Ltd.	51,129	1,349,555
TOTAL AUSTRALIA		59,369,673
Belgium - 1.1%
Anheuser-Busch InBev NV	364,700	8,509,730
Hamon & Compagnie International SA	73,974	2,034,279
KBC Groupe SA	220,700	6,664,035
TOTAL BELGIUM		17,208,044
Bermuda - 0.7%
Clear Media Ltd. (a)	249,000	32,188
Lancashire Holdings Ltd.	209,594	1,308,935
Signet Jewelers Ltd. (United Kingdom)	512,465	4,330,365
Willis Group Holdings Ltd.	245,000	6,095,600
TOTAL BERMUDA		11,767,088
Brazil - 0.5%
TIM Participacoes SA sponsored ADR (non-vtg.)	630,900	7,879,941
British Virgin Islands - 0.0%
Indochina Capital Vietnam Holdings Ltd. (a)	192,800	477,180
Denmark - 1.6%
Novo Nordisk AS:
Series B	224,400	11,631,577
Series B sponsored ADR	136,200	6,999,318
Novozymes AS Series B (d)	81,800	6,592,348
TOTAL DENMARK		25,223,243
Finland - 1.0%
Fortum Oyj	216,800	4,734,597
Nokia Corp. sponsored ADR	684,700	10,681,320
TOTAL FINLAND		15,415,917
France - 12.3%
Accor SA	81,500	4,033,721
Alstom SA	357,400	21,400,292
AXA SA	179,815	4,055,225
AXA SA sponsored ADR	148,500	3,336,795

	Shares	Value
BNP Paribas SA	99,302	$ 4,306,676
Carrefour SA	92,500	3,592,515
CNP Assurances	64,600	4,716,039
Credit Agricole SA	81,200	916,380
Essilor International SA	44,300	2,090,875
France Telecom SA	110,361	3,090,667
France Telecom SA sponsored ADR (d)	301,300	8,457,491
GDF Suez	129,801	6,608,874
Groupe Danone	125,800	7,636,911
Ingenico SA	378,300	5,907,461
Ipsos SA	113,100	3,065,677
L'Air Liquide SA	123,378	11,352,546
L'Oreal SA	93,595	8,206,917
Pernod Ricard SA	30,200	2,254,149
Sanofi-Aventis sponsored ADR	236,800	7,615,488
Societe Generale Series A	210,000	10,704,517
Sodexo SA	206,500	11,531,124
Total SA:
Series B	286,700	15,837,388
sponsored ADR	236,700	13,089,510
Unibail-Rodamco	182,500	27,407,461
Veolia Environnement	60,900	1,930,087
Vivendi	242,410	7,938,643
TOTAL FRANCE		201,083,429
Germany - 8.3%
Allianz AG (Reg.)	39,900	4,321,159
BASF AG	64,000	2,565,416
Bayer AG	157,900	9,483,772
Beiersdorf AG	139,500	8,469,376
Commerzbank AG	317,700	3,049,392
Daimler AG	73,900	2,828,892
Deutsche Bank AG (d)	27,300	1,110,884
Deutsche Boerse AG	71,000	5,213,748
Deutsche Postbank AG (d)	194,500	4,357,920
Deutsche Telekom AG:
(Reg.)	162,700	2,489,189
sponsored ADR	221,200	3,384,360
E.ON AG	592,932	24,375,999
Fresenius AG	147,100	7,703,870
GFK AG	95,269	3,032,472
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	86,000	13,799,056
RWE AG	147,100	13,545,032
SAP AG	154,200	5,585,257
SAP AG sponsored ADR (d)	305,100	11,050,722
Symrise AG	65,400	943,488
Vossloh AG	73,300	8,422,566
TOTAL GERMANY		135,732,570
Hong Kong - 1.2%
China Unicom (Hong Kong) Ltd.	7,704,000	9,368,034
Dynasty Fine Wines Group Ltd.	7,224,000	1,088,370
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hang Lung Properties Ltd.	413,000	$ 906,752
Hang Seng Bank Ltd.	131,600	1,737,430
Hong Kong Exchanges & Clearing Ltd.	448,600	4,306,896
Hutchison Whampoa Ltd.	437,000	2,206,028
TOTAL HONG KONG		19,613,510
Indonesia - 0.1%
PT Indosat Tbk sponsored ADR	65,200	1,683,464
Ireland - 0.5%
CRH PLC	234,300	5,972,383
Paddy Power PLC (Ireland)	153,100	2,884,540
TOTAL IRELAND		8,856,923
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	84,800	3,609,936
Italy - 3.3%
Assicurazioni Generali SpA	376,200	10,436,016
Edison SpA	2,559,300	3,275,009
Enel SpA	275,100	1,780,499
ENI SpA	605,686	14,644,239
Intesa Sanpaolo SpA	3,393,100	12,384,614
UniCredit SpA	4,310,100	11,010,578
TOTAL ITALY		53,530,955
Japan - 19.0%
ACOM Co. Ltd.	255	10,769
Aeon Co. Ltd.	246,800	2,483,397
Asahi Breweries Ltd.	137,300	2,371,964
Canon, Inc.	131,900	4,175,741
Canon, Inc. sponsored ADR	228,500	7,174,900
Central Japan Ry Co.	422	3,656,834
Chubu Electric Power Co., Inc.	157,600	4,796,186
East Japan Railway Co.	1,126	9,295,231
Eisai Co. Ltd.	113,400	4,728,224
Fast Retailing Co. Ltd.	12,400	1,817,983
Hitachi Ltd.	365,000	1,415,365
Honda Motor Co. Ltd.	195,200	4,154,067
Japan Tobacco, Inc.	1,118	3,700,137
JFE Holdings, Inc.	123,900	3,290,018
Kansai Electric Power Co., Inc.	163,300	4,726,237
Kao Corp.	164,000	4,977,438
KDDI Corp.	764	5,450,678
Kirin Holdings Co. Ltd.	249,000	3,307,813
Kyushu Electric Power Co., Inc.	74,200	1,968,205
Lawson, Inc.	14,300	824,018
Matsui Securities Co. Ltd. (d)	659,000	5,501,666
Mitsubishi Corp.	254,100	3,596,113
Mitsubishi Electric Corp.	287,000	1,797,071
Mitsubishi Estate Co. Ltd.	486,000	8,021,542
Mitsubishi UFJ Financial Group, Inc.	4,262,100	26,765,787
Mitsui O.S.K. Lines Ltd.	443,000	2,735,604

	Shares	Value
Mizuho Financial Group, Inc.	2,725	$ 8,413,631
Nafco Co. Ltd.	147,900	1,838,203
NGK Insulators Ltd.	306,000	3,464,642
Nintendo Co. Ltd.	5,000	1,910,000
Nippon Telegraph & Telephone Corp.	1,097	6,151,132
Nomura Holdings, Inc.	1,323,200	11,008,284
Nomura Holdings, Inc. sponsored ADR (d)	511,300	4,269,355
NTT DoCoMo, Inc.	4,817	9,473,540
ORIX Corp.	17,270	985,317
Osaka Gas Co. Ltd.	777,000	3,590,066
Point, Inc.	125,450	6,909,113
Promise Co. Ltd.	417,000	10,568,446
Rakuten, Inc. (d)	15,243	9,697,107
Ricoh Co. Ltd.	862,000	11,038,881
Secom Co. Ltd.	64,900	3,346,232
Seven & i Holdings Co., Ltd.	247,800	8,510,239
Shiseido Co. Ltd.	125,000	2,568,485
Shizuoka Bank Ltd.	233,000	2,705,407
Softbank Corp.	85,600	1,553,313
Sony Corp.	98,600	2,154,788
Sony Corp. sponsored ADR	34,500	754,515
Sugi Holdings Co. Ltd.	130,700	3,491,001
Sumitomo Mitsui Financial Group, Inc.	3,061	13,789,666
Sumitomo Trust & Banking Co. Ltd.	1,647,000	9,727,773
T&D Holdings, Inc.	174,750	7,390,333
Terumo Corp.	66,900	3,131,370
Tohoku Electric Power Co., Inc.	95,200	2,573,149
Tokyo Electric Power Co.	240,900	8,035,016
Tokyo Electron Ltd.	47,500	1,670,789
Tokyo Gas Co. Ltd.	509,000	2,577,925
Toyota Motor Corp.	434,800	14,361,878
Toyota Motor Corp. sponsored ADR	97,700	6,393,488
Yahoo! Japan Corp. (d)	10,498	4,303,916
TOTAL JAPAN		311,099,988
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A	39,600	973,764
SES SA (A Shares) FDR unit	487,847	9,336,405
TOTAL LUXEMBOURG		10,310,169
Netherlands - 2.7%
ASML Holding NV (NY Shares)	111,300	2,011,191
Gemalto NV (a)	88,800	2,244,651
Heineken NV (Bearer)	38,300	1,178,189
Koninklijke Ahold NV	458,300	5,674,411
Koninklijke KPN NV	919,900	13,437,429
Royal DSM NV	47,300	1,219,542
Unilever NV:
(Certificaten Van Aandelen)	318,100	7,746,717
(NY Shares)	386,100	9,478,755
Wolters Kluwer NV (Certificaten Van Aandelen)	69,100	1,316,395
TOTAL NETHERLANDS		44,307,280
Common Stocks - continued
	Shares	Value
Norway - 0.5%
Lighthouse Caledonia ASA	60,299	$ 6,934
Pronova BioPharma ASA (a)	940,800	3,161,780
StatoilHydro ASA	320,900	5,402,205
TOTAL NORWAY		8,570,919
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	1,719,939	3,781,936
Spain - 1.8%
Iberdrola SA	254,400	2,382,701
Repsol YPF SA sponsored ADR	147,200	3,166,272
Telefonica SA	1,012,180	22,955,107
TOTAL SPAIN		28,504,080
Sweden - 0.4%
Swedish Match Co.	321,600	4,690,248
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	306,400	2,392,984
TOTAL SWEDEN		7,083,232
Switzerland - 9.6%
Adecco SA (Reg.)	248,168	8,476,287
Credit Suisse Group sponsored ADR	88,300	2,495,358
Credit Suisse Group (Reg.)	122,288	3,419,198
Julius Baer Holding Ltd.	114,046	4,409,966
Nestle SA (Reg.)	1,211,349	47,857,001
Nobel Biocare Holding AG (Switzerland)	49,412	1,018,003
Novartis AG:
(Reg.)	85,031	4,248,696
sponsored ADR	595,300	29,622,128
Roche Holding AG (participation certificate)	204,955	31,657,670
Swisscom AG (Reg.)	35,644	11,535,818
UBS AG:
(For. Reg.)	387,382	5,623,215
(NY Shares)	94,443	1,350,535
Zurich Financial Services AG (Reg.)	23,167	5,049,925
TOTAL SWITZERLAND		156,763,800
United Kingdom - 25.1%
Aegis Group PLC	9,581,200	10,546,715
Anglo American PLC:
ADR	68,400	794,808
(United Kingdom)	317,408	7,518,407
AstraZeneca PLC:
(United Kingdom)	21,300	884,452
sponsored ADR (d)	162,900	6,683,787
BAE Systems PLC	799,000	4,413,437
Barclays PLC	3,453,300	7,966,603
BG Group PLC	1,038,200	14,585,700
BHP Billiton PLC	630,295	12,408,165
BP PLC	3,041,206	23,828,241
BP PLC sponsored ADR	90,900	4,248,666

	Shares	Value
British American Tobacco PLC (United Kingdom)	162,700	$ 4,307,943
British Land Co. PLC	80,700	656,280
British Sky Broadcasting Group PLC (BSkyB)	2,309,700	16,555,386
Centrica PLC	2,597,000	10,147,798
Compass Group PLC	1,848,500	9,357,914
Diageo PLC	1,446,200	20,624,889
Experian PLC	484,900	3,103,094
GlaxoSmithKline PLC	1,372,500	25,907,964
GlaxoSmithKline PLC sponsored ADR	41,700	1,554,159
Hammerson PLC (d)	548,000	4,308,726
HSBC Holdings PLC:
(United Kingdom) (Reg.)	642,826	6,385,754
sponsored ADR	263,400	12,819,678
Imperial Tobacco Group PLC	193,300	5,240,619
Informa PLC	1,339,700	4,811,124
Intertek Group PLC	146,000	1,692,227
Jardine Lloyd Thompson Group PLC	3,251,673	20,973,695
Johnson Matthey PLC	147,500	2,382,472
Lloyds TSB Group PLC	537,800	1,033,161
Lloyds TSB Group PLC sponsored ADR	34,300	264,110
Man Group PLC	2,277,825	7,953,507
Marks & Spencer Group PLC	340,900	1,084,580
NDS Group PLC sponsored ADR (a)	90,800	5,206,472
Pearson PLC	177,300	1,696,161
Prudential PLC	146,700	903,850
Reckitt Benckiser Group PLC	41,500	1,578,350
Reed Elsevier PLC	2,034,414	15,160,189
Royal Bank of Scotland Group PLC	2,889,609	2,159,002
Royal Dutch Shell PLC:
Class A (United Kingdom)	547,000	14,586,769
Class A sponsored ADR	340,600	18,031,364
Class B	293,900	7,561,560
Scottish & Southern Energy PLC	488,600	8,743,785
Smith & Nephew PLC sponsored ADR (d)	84,700	2,735,810
SSL International PLC	472,100	3,446,055
Standard Chartered PLC (United Kingdom)	266,700	3,463,853
Tesco PLC	2,477,600	13,094,286
Vodafone Group PLC	14,558,662	30,257,871
Vodafone Group PLC sponsored ADR	157,900	3,227,476
William Hill PLC	846,700	2,682,310
William Morrison Supermarkets PLC	4,147,200	17,061,980
WPP PLC	550,700	3,268,389
TOTAL UNITED KINGDOM		409,909,593
United States of America - 3.7%
Aon Corp.	140,900	6,436,312
Calgon Carbon Corp. (a)	779,117	11,967,237
Estee Lauder Companies, Inc. Class A (d)	600,300	18,585,288
Franklin Resources, Inc.	50,600	3,227,268
Genentech, Inc. (a)	12,300	1,019,793
Goldman Sachs Group, Inc.	33,600	2,835,504
Common Stocks - continued
	Shares	Value
United States of America - continued
Hypercom Corp. (a)	171,800	$ 185,544
OdysseyRe Holdings Corp.	66,100	3,424,641
Philip Morris International, Inc.	116,800	5,081,968
Stryker Corp.	85,400	3,411,730
Visa, Inc.	81,200	4,258,940
TOTAL UNITED STATES OF AMERICA		60,434,225
TOTAL COMMON STOCKS (Cost $1,999,890,828)		1,602,217,095
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 1.06% (b)	28,971,562	28,971,562
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	40,258,042	40,258,042
TOTAL MONEY MARKET FUNDS (Cost $69,229,604)		69,229,604
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $2,069,120,432)		1,671,446,699
NET OTHER ASSETS - (2.3)%		(36,982,635)
NET ASSETS - 100%		$ 1,634,464,064
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,966,900
Fidelity Securities Lending Cash Central Fund	3,906,569
Total	$ 5,873,469
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,671,446,699	$ 342,503,421	$ 1,291,286,684	$ 37,656,594
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	(4,475,696)
Total Unrealized Gain (Loss)	(13,637,618)
Cost of Purchases	44,261,645
Proceeds of Sales	(27,442,528)
Amortization/Accretion	0
Transfer in/out of Level 3	38,950,791
Ending Balance	$ 37,656,594

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $243,257,460 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $39,263,638) - See accompanying schedule: Unaffiliated issuers (cost $1,999,890,828)	$ 1,602,217,095
Fidelity Central Funds (cost $69,229,604)	69,229,604
Total Investments (cost $2,069,120,432)		$ 1,671,446,699
Foreign currency held at value (cost $20)		20
Receivable for fund shares sold		2,069,526
Dividends receivable		3,347,657
Distributions receivable from Fidelity Central Funds		75,646
Prepaid expenses		21,494
Other receivables		1,855,050
Total assets		1,678,816,092

Liabilities
Payable for investments purchased	$ 1,050,727
Payable for fund shares redeemed	1,035,650
Accrued management fee	922,801
Distribution fees payable	108,256
Other affiliated payables	151,177
Other payables and accrued expenses	825,375
Collateral on securities loaned, at value	40,258,042
Total liabilities		44,352,028

Net Assets		$ 1,634,464,064
Net Assets consist of:
Paid in capital		$ 2,290,724,449
Undistributed net investment income		34,945
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(258,562,330)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(397,733,000)
Net Assets		$ 1,634,464,064

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($703,357,111 ÷ 57,807,384 shares)	$ 12.17

Service Class: Net Asset Value, offering price and redemption price per share ($165,607,562 ÷ 13,664,773 shares)	$ 12.12

Service Class 2: Net Asset Value, offering price and redemption price per share ($414,492,050 ÷ 34,346,814 shares)	$ 12.07

Initial Class R: Net Asset Value, offering price and redemption price per share ($118,748,823 ÷ 9,781,785 shares)	$ 12.14

Service Class R: Net Asset Value, offering price and redemption price per share ($61,825,445 ÷ 5,109,249 shares)	$ 12.10

Service Class 2R: Net Asset Value, offering price and redemption price per share ($46,322,500 ÷ 3,868,224 shares)	$ 11.98

Investor Class R: Net Asset Value, offering price and redemption price per share ($124,110,573 ÷ 10,222,079 shares)	$ 12.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 88,444,408
Interest		31,534
Income from Fidelity Central Funds		5,873,469
		94,349,411
Less foreign taxes withheld		(7,310,654)
Total income		87,038,757

Expenses
Management fee	$ 18,746,290
Transfer agent fees	2,030,895
Distribution fees	2,137,119
Accounting and security lending fees	1,174,098
Custodian fees and expenses	514,696
Independent trustees' compensation	12,973
Depreciation in deferred trustee compensation account	(990)
Audit	81,429
Legal	23,039
Interest	10,212
Miscellaneous	461,100
Total expenses before reductions	25,190,861
Expense reductions	(679,801)	24,511,060
Net investment income (loss)		62,527,697
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $617,988)	(248,000,270)
Foreign currency transactions	(1,321,648)
Total net realized gain (loss)		(249,321,918)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $124,985)	(1,217,149,706)
Assets and liabilities in foreign currencies	(57,798)
Total change in net unrealized appreciation (depreciation)		(1,217,207,504)
Net gain (loss)		(1,466,529,422)
Net increase (decrease) in net assets resulting from operations		$ (1,404,001,725)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,527,697	$ 61,989,857
Net realized gain (loss)	(249,321,918)	352,592,480
Change in net unrealized appreciation (depreciation)	(1,217,207,504)	134,088,793
Net increase (decrease) in net assets resulting from operations	(1,404,001,725)	548,671,130
Distributions to shareholders from net investment income	(61,798,099)	(111,357,133)
Distributions to shareholders from net realized gain	(348,490,470)	(225,173,068)
Total distributions	(410,288,569)	(336,530,201)
Share transactions - net increase (decrease)	(178,683,659)	159,355,663
Redemption fees	67,067	118,790
Total increase (decrease) in net assets	(1,992,906,886)	371,615,382

Net Assets
Beginning of period	3,627,370,950	3,255,755,568
End of period (including undistributed net investment income of $34,945 and undistributed net investment income of $45,014, respectively)	$ 1,634,464,064	$ 3,627,370,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.33	$ 23.96	$ 20.60	$ 17.51	$ 15.59
Income from Investment Operations
Net investment income (loss) C	.46	.45	.38	.20	.13
Net realized and unrealized gain (loss)	(10.67)	3.42	3.30	3.10	1.97
Total from investment operations	(10.21)	3.87	3.68	3.30	2.10
Distributions from net investment income	(.49)	(.84)	(.19)	(.12)	(.18)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.95)	(2.50)	(.32)	(.21)	(.18)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.17	$ 25.33	$ 23.96	$ 20.60	$ 17.51
Total Return A,B	(43.83)%	17.41%	18.09%	19.06%	13.57%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.85%	.88%	.89%	.91%
Expenses net of fee waivers, if any	.87%	.85%	.88%	.89%	.91%
Expenses net of all reductions	.84%	.82%	.81%	.82%	.87%
Net investment income (loss)	2.45%	1.85%	1.76%	1.11%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 703,357	$ 1,702,235	$ 1,624,901	$ 1,549,179	$ 1,491,485
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.23	$ 23.86	$ 20.52	$ 17.44	$ 15.53
Income from Investment Operations
Net investment income (loss) C	.44	.43	.36	.18	.11
Net realized and unrealized gain (loss)	(10.61)	3.39	3.28	3.09	1.97
Total from investment operations	(10.17)	3.82	3.64	3.27	2.08
Distributions from net investment income	(.48)	(.79)	(.17)	(.10)	(.17)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.94)	(2.45)	(.30)	(.19)	(.17)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.12	$ 25.23	$ 23.86	$ 20.52	$ 17.44
Total Return A,B	(43.89)%	17.25%	17.95%	18.97%	13.49%
Ratios to Average Net Assets D,F
Expenses before reductions	.97%	.95%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.97%	.95%	.98%	.99%	1.01%
Expenses net of all reductions	.94%	.92%	.91%	.92%	.97%
Net investment income (loss)	2.35%	1.75%	1.66%	1.02%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,608	$ 366,777	$ 362,060	$ 329,759	$ 322,649
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.12	$ 23.75	$ 20.43	$ 17.39	$ 15.50
Income from Investment Operations
Net investment income (loss) C	.40	.39	.33	.14	.08
Net realized and unrealized gain (loss)	(10.54)	3.37	3.27	3.08	1.97
Total from investment operations	(10.14)	3.76	3.60	3.22	2.05
Distributions from net investment income	(.45)	(.73)	(.15)	(.09)	(.16)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.91)	(2.39)	(.28)	(.18)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.07	$ 25.12	$ 23.75	$ 20.43	$ 17.39
Total Return A,B	(43.96)%	17.05%	17.83%	18.72%	13.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.12%	1.10%	1.13%	1.14%	1.16%
Expenses net of fee waivers, if any	1.12%	1.10%	1.13%	1.14%	1.16%
Expenses net of all reductions	1.09%	1.07%	1.06%	1.07%	1.12%
Net investment income (loss)	2.21%	1.60%	1.51%	.79%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,492	$ 821,943	$ 703,421	$ 502,801	$ 319,708
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.28	$ 23.92	$ 20.57	$ 17.49	$ 15.57
Income from Investment Operations
Net investment income (loss) C	.46	.45	.38	.19	.12
Net realized and unrealized gain (loss)	(10.65)	3.41	3.29	3.10	1.98
Total from investment operations	(10.19)	3.86	3.67	3.29	2.10
Distributions from net investment income	(.49)	(.84)	(.19)	(.12)	(.18)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.95)	(2.50)	(.32)	(.21)	(.18)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.14	$ 25.28	$ 23.92	$ 20.57	$ 17.49
Total Return A,B	(43.84)%	17.40%	18.08%	19.05%	13.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.85%	.88%	.89%	.91%
Expenses net of fee waivers, if any	.87%	.85%	.88%	.89%	.91%
Expenses net of all reductions	.84%	.82%	.81%	.82%	.87%
Net investment income (loss)	2.46%	1.85%	1.76%	1.08%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,749	$ 275,678	$ 240,693	$ 184,245	$ 132,064
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.19	$ 23.83	$ 20.50	$ 17.43	$ 15.52
Income from Investment Operations
Net investment income (loss) C	.43	.43	.36	.17	.11
Net realized and unrealized gain (loss)	(10.58)	3.38	3.27	3.09	1.97
Total from investment operations	(10.15)	3.81	3.63	3.26	2.08
Distributions from net investment income	(.48)	(.79)	(.17)	(.10)	(.17)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.94)	(2.45)	(.30)	(.19)	(.17)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.10	$ 25.19	$ 23.83	$ 20.50	$ 17.43
Total Return A,B	(43.88)%	17.23%	17.95%	18.92%	13.50%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.94%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.94%	.98%	.99%	1.01%
Expenses net of all reductions	.94%	.92%	.91%	.92%	.96%
Net investment income (loss)	2.36%	1.75%	1.66%	.96%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,825	$ 135,038	$ 133,934	$ 115,449	$ 86,509
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.95	$ 23.61	$ 20.32	$ 17.30	$ 15.42
Income from Investment Operations
Net investment income (loss) C	.40	.39	.32	.14	.08
Net realized and unrealized gain (loss)	(10.46)	3.35	3.26	3.07	1.96
Total from investment operations	(10.06)	3.74	3.58	3.21	2.04
Distributions from net investment income	(.45)	(.74)	(.16)	(.10)	(.16)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.91)	(2.40)	(.29)	(.19)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 24.95	$ 23.61	$ 20.32	$ 17.30
Total Return A,B	(43.94)%	17.06%	17.81%	18.74%	13.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.09%	1.13%	1.14%	1.16%
Expenses net of fee waivers, if any	1.11%	1.09%	1.13%	1.14%	1.16%
Expenses net of all reductions	1.09%	1.07%	1.06%	1.07%	1.11%
Net investment income (loss)	2.21%	1.60%	1.51%	.77%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,323	$ 95,871	$ 68,729	$ 49,373	$ 27,562
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 25.27	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.43	.42	.36	.02
Net realized and unrealized gain (loss)	(10.62)	3.41	3.29	2.88
Total from investment operations	(10.19)	3.83	3.65	2.90
Distributions from net investment income	(.48)	(.81)	(.20)	-
Distributions from net realized gain	(2.46)	(1.66)	(.13)	-
Total distributions	(2.94)	(2.47)	(.33)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Total Return B,C,D	(43.89)%	17.25%	17.94%	16.39%
Ratios to Average Net Assets F,I
Expenses before reductions	.96%	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.96%	.96%	1.01%	1.07% A
Expenses net of all reductions	.93%	.94%	.93%	1.00% A
Net investment income (loss)	2.36%	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,111	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	77%	62%	123%	92%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 119,864,804
Unrealized depreciation	(534,991,459)
Net unrealized appreciation (depreciation)	(415,126,655)
Undistributed ordinary income	2,160,464
Capital loss carryforward	(243,257,460)

Cost for federal income tax purposes	$ 2,086,573,354

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 129,796,240	$ 111,357,133
Long-term Capital Gains	280,492,329	225,173,068
Total	$ 410,288,569	$ 336,530,201

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,018,836,215 and $2,437,552,756, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 268,559
Service Class 2	1,584,292
Service Class R	101,184
Service Class 2R	183,084
$ 2,137,119

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class R paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 835,756
Service Class	188,892
Service Class 2	443,349
Initial Class R	140,065
Service Class R	69,097
Service Class 2R	50,025
Investor Class R	303,711
$ 2,030,895

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,027 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,667,118	2.03%	$ 10,212

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6,152 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,906,569.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $678,025 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,776.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 37% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $27,232, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 27,449,630	$ 55,739,563
Service Class	6,285,159	11,576,654
Service Class 2	14,726,472	22,633,556
Initial Class R	4,651,583	8,762,292
Service Class R	2,342,494	4,244,546
Service Class 2R	1,653,621	2,489,770
Investor Class R	4,689,140	5,910,752
Total	$ 61,798,099	$ 111,357,133
From net realized gain
Initial Class	$ 163,022,999	$ 111,097,557
Service Class	34,891,161	25,082,728
Service Class 2	79,417,694	49,162,218
Initial Class R	26,045,726	16,729,732
Service Class R	12,931,868	9,169,613
Service Class 2R	9,495,528	4,853,334
Investor Class R	22,685,494	9,077,886
Total	$ 348,490,470	$ 225,173,068

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	5,742,422	8,581,542	$ 105,330,600	$ 209,859,014
Reinvestment of distributions	10,416,592	7,280,031	190,472,629	166,837,120
Shares redeemed	(25,565,528)	(16,452,957)	(491,629,057)	(401,808,271)
Net increase (decrease)	(9,406,514)	(591,384)	$ (195,825,828)	$ (25,112,137)
Service Class
Shares sold	1,370,007	1,382,854	$ 23,974,828	$ 33,724,214
Reinvestment of distributions	2,274,580	1,608,100	41,176,320	36,659,382
Shares redeemed	(4,518,541)	(3,627,586)	(82,046,840)	(88,845,433)
Net increase (decrease)	(873,954)	(636,632)	$ (16,895,692)	$ (18,461,837)
Service Class 2
Shares sold	5,449,407	4,978,892	$ 97,500,340	$ 121,295,683
Reinvestment of distributions	5,238,634	3,159,253	94,144,166	71,795,774
Shares redeemed	(9,062,599)	(5,039,553)	(161,377,161)	(122,533,831)
Net increase (decrease)	1,625,442	3,098,592	$ 30,267,345	$ 70,557,626
Initial Class R
Shares sold	600,161	1,573,581	$ 11,570,605	$ 38,800,759
Reinvestment of distributions	1,690,588	1,112,826	30,697,309	25,492,024
Shares redeemed	(3,415,687)	(1,840,544)	(60,745,148)	(44,022,123)
Net increase (decrease)	(1,124,938)	845,863	$ (18,477,234)	$ 20,270,660
Service Class R
Shares sold	517,294	794,023	$ 9,780,288	$ 19,027,863
Reinvestment of distributions	845,462	589,118	15,274,362	13,414,159
Shares redeemed	(1,613,463)	(1,643,900)	(28,583,442)	(39,376,291)
Net increase (decrease)	(250,707)	(260,759)	$ (3,528,792)	$ (6,934,269)
Service Class 2R
Shares sold	716,923	1,154,726	$ 13,560,422	$ 28,069,168
Reinvestment of distributions	621,801	324,060	11,149,149	7,343,104
Shares redeemed	(1,313,080)	(547,588)	(23,348,326)	(13,063,580)
Net increase (decrease)	25,644	931,198	$ 1,361,245	$ 22,348,692
Investor Class R
Shares sold	1,767,383	3,876,633	$ 32,933,570	$ 95,023,834
Reinvestment of distributions	1,527,774	648,994	27,374,634	14,988,638
Shares redeemed	(2,169,278)	(532,623)	(35,892,907)	(13,325,544)
Net increase (decrease)	1,125,879	3,993,004	$ 24,415,297	$ 96,686,928

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-
present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-
present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/13/09	02/13/09	$.017
Service Class	02/13/09	02/13/09	$.017
Service Class 2	02/13/09	02/13/09	$.017

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	02/15/2008	$.480	$.000
Initial Class	12/19/2008	$.518	$.024
Service Class	02/15/2008	$.480	$.000
Service Class	12/19/2008	$.499	$.024
Service Class 2	02/15/2008	$.480	$.000
Service Class 2	12/19/2008	$.472	$.024

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0209
1.540205.111

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Past 10 years
VIP Overseas - Initial Class R A	-43.84%	1.04%	0.90%
VIP Overseas - Service Class R B	-43.88%	0.93%	0.80%
VIP Overseas - Service Class 2R C	-43.94%	0.79%	0.70%
VIP Overseas - Investor Class R D	-43.89%	0.95%	0.86%

A The initial offering of Initial Class R shares took place on April 24, 2002. Returns prior to April 24, 2002 are those of Initial Class.

B The initial offering of Service Class R shares took place on April 24, 2002. Performance for Service Class R shares reflects an asset-based service fee (12b-1 fee). Returns from November 3, 1997 to April 24, 2002 are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 24, 2002. Performance for Service Class 2R shares reflects an asset-based service fee (12b-1 fee). Returns from January 12, 2000 to April 24, 2002 are those of Service Class 2. Returns prior to January 12, 2000 are those of Service Class which reflect a different 12b-1 fee. Had Service Class 2R's 12b-1 fee been reflected, returns prior to January 12, 2000 would have been lower.

D The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class R's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 1998. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

For the 12 months ending December 31, 2008, the fund narrowly underperformed the MSCI EAFE index. (For specific portfolio results, please refer to the performance section of this report.) An underweighting in Japanese stocks hurt performance - due largely to a strengthening Japanese yen. A continuing bias in favor of smaller-cap stocks also hurt, as did unfavorable stock picking in the industrials sector. Detractors from fund performance included Man Group, a British asset management firm, and Irish Life and Permanent, an insurance and banking stock that I sold during the period. Alstom, a French producer of power generation equipment, and Veolia Environnement, a French water utility stock, also detracted from performance. However, stock picking was strong in the financials sector, including Japanese consumer finance company ACOM, and in the materials sector - particularly Calgon Carbon, an out-of-index U.S. producer of activated carbon. CSL Ltd., an Australian biopharmaceutical company, also boosted performance, as did Jardine Lloyd Thompson, an out-of-index British insurance brokerage. Our cash position helped, as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.87%
Actual		$ 1,000.00	$ 627.60	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,020.76	$ 4.42
Service Class	.97%
Actual		$ 1,000.00	$ 627.30	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.26	$ 4.93
Service Class 2	1.12%
Actual		$ 1,000.00	$ 626.80	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.69
Initial Class R	.87%
Actual		$ 1,000.00	$ 627.70	$ 3.56
Hypothetical A		$ 1,000.00	$ 1,020.76	$ 4.42
Service Class R	.97%
Actual		$ 1,000.00	$ 627.20	$ 3.97
Hypothetical A		$ 1,000.00	$ 1,020.26	$ 4.93
Service Class 2R	1.12%
Actual		$ 1,000.00	$ 627.00	$ 4.58
Hypothetical A		$ 1,000.00	$ 1,019.51	$ 5.69
Investor Class R	.96%
Actual		$ 1,000.00	$ 627.10	$ 3.93
Hypothetical A		$ 1,000.00	$ 1,020.31	$ 4.88

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2008
United Kingdom	25.1%
Japan	19.0%
France	12.3%
Switzerland	9.6%
Germany	8.3%
United States of America	5.7%
Australia	3.6%
Italy	3.3%
Netherlands	2.7%
Other	10.4%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of June 30, 2008
United Kingdom	26.6%
Japan	12.8%
France	12.2%
Germany	7.9%
Australia	6.0%
Switzerland	4.7%
Italy	4.0%
United States of America	3.9%
Denmark	2.3%
Other	19.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	99.4
Short-Term Investments and Net Other Assets	2.0	0.6
Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Reg.) (Switzerland, Food Products)	2.9	1.2
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.0	1.9
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.9	0.2
Novartis AG sponsored ADR (Switzerland, Pharmaceuticals)	1.8	0.2
BP PLC (United Kingdom, Oil, Gas & Consumable Fuels)	1.8	1.4
Unibail-Rodamco (France, Real Estate Investment Trusts)	1.7	0.5
Mitsubishi UFJ Financial Group, Inc. (Japan, Commercial Banks)	1.6	0.7
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	1.6	0.9
E.ON AG (Germany, Electric Utilities)	1.5	1.6
Telefonica SA (Spain, Diversified Telecommunication Services)	1.4	1.6
	18.2
Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	22.0
Consumer Staples	14.5	10.4
Health Care	11.9	6.0
Consumer Discretionary	9.8	8.3
Telecommunication Services	8.5	7.6
Energy	8.5	10.9
Utilities	6.5	5.1
Industrials	5.2	13.0
Information Technology	5.0	4.8
Materials	4.8	11.3

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Australia - 3.6%
AMP Ltd.	1,043,407	$ 4,057,891
Australia & New Zealand Banking Group Ltd.	234,901	2,586,784
Australian Wealth Management Ltd.	2,494,900	1,973,510
BHP Billiton Ltd.	320,516	6,945,344
Commonwealth Bank of Australia	307,183	6,446,912
CSL Ltd.	792,789	19,069,509
Lion Nathan Ltd.	838,042	4,910,707
National Australia Bank Ltd.	237,652	3,563,788
Newcrest Mining Ltd.	97,822	2,375,034
QBE Insurance Group Ltd.	94,452	1,741,218
Rio Tinto Ltd.	79,200	2,164,851
Seek Ltd. (d)	593,800	1,344,696
Wesfarmers Ltd.	65,236	839,874
Woodside Petroleum Ltd.	51,129	1,349,555
TOTAL AUSTRALIA		59,369,673
Belgium - 1.1%
Anheuser-Busch InBev NV	364,700	8,509,730
Hamon & Compagnie International SA	73,974	2,034,279
KBC Groupe SA	220,700	6,664,035
TOTAL BELGIUM		17,208,044
Bermuda - 0.7%
Clear Media Ltd. (a)	249,000	32,188
Lancashire Holdings Ltd.	209,594	1,308,935
Signet Jewelers Ltd. (United Kingdom)	512,465	4,330,365
Willis Group Holdings Ltd.	245,000	6,095,600
TOTAL BERMUDA		11,767,088
Brazil - 0.5%
TIM Participacoes SA sponsored ADR (non-vtg.)	630,900	7,879,941
British Virgin Islands - 0.0%
Indochina Capital Vietnam Holdings Ltd. (a)	192,800	477,180
Denmark - 1.6%
Novo Nordisk AS:
Series B	224,400	11,631,577
Series B sponsored ADR	136,200	6,999,318
Novozymes AS Series B (d)	81,800	6,592,348
TOTAL DENMARK		25,223,243
Finland - 1.0%
Fortum Oyj	216,800	4,734,597
Nokia Corp. sponsored ADR	684,700	10,681,320
TOTAL FINLAND		15,415,917
France - 12.3%
Accor SA	81,500	4,033,721
Alstom SA	357,400	21,400,292
AXA SA	179,815	4,055,225
AXA SA sponsored ADR	148,500	3,336,795

	Shares	Value
BNP Paribas SA	99,302	$ 4,306,676
Carrefour SA	92,500	3,592,515
CNP Assurances	64,600	4,716,039
Credit Agricole SA	81,200	916,380
Essilor International SA	44,300	2,090,875
France Telecom SA	110,361	3,090,667
France Telecom SA sponsored ADR (d)	301,300	8,457,491
GDF Suez	129,801	6,608,874
Groupe Danone	125,800	7,636,911
Ingenico SA	378,300	5,907,461
Ipsos SA	113,100	3,065,677
L'Air Liquide SA	123,378	11,352,546
L'Oreal SA	93,595	8,206,917
Pernod Ricard SA	30,200	2,254,149
Sanofi-Aventis sponsored ADR	236,800	7,615,488
Societe Generale Series A	210,000	10,704,517
Sodexo SA	206,500	11,531,124
Total SA:
Series B	286,700	15,837,388
sponsored ADR	236,700	13,089,510
Unibail-Rodamco	182,500	27,407,461
Veolia Environnement	60,900	1,930,087
Vivendi	242,410	7,938,643
TOTAL FRANCE		201,083,429
Germany - 8.3%
Allianz AG (Reg.)	39,900	4,321,159
BASF AG	64,000	2,565,416
Bayer AG	157,900	9,483,772
Beiersdorf AG	139,500	8,469,376
Commerzbank AG	317,700	3,049,392
Daimler AG	73,900	2,828,892
Deutsche Bank AG (d)	27,300	1,110,884
Deutsche Boerse AG	71,000	5,213,748
Deutsche Postbank AG (d)	194,500	4,357,920
Deutsche Telekom AG:
(Reg.)	162,700	2,489,189
sponsored ADR	221,200	3,384,360
E.ON AG	592,932	24,375,999
Fresenius AG	147,100	7,703,870
GFK AG	95,269	3,032,472
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	86,000	13,799,056
RWE AG	147,100	13,545,032
SAP AG	154,200	5,585,257
SAP AG sponsored ADR (d)	305,100	11,050,722
Symrise AG	65,400	943,488
Vossloh AG	73,300	8,422,566
TOTAL GERMANY		135,732,570
Hong Kong - 1.2%
China Unicom (Hong Kong) Ltd.	7,704,000	9,368,034
Dynasty Fine Wines Group Ltd.	7,224,000	1,088,370
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Hang Lung Properties Ltd.	413,000	$ 906,752
Hang Seng Bank Ltd.	131,600	1,737,430
Hong Kong Exchanges & Clearing Ltd.	448,600	4,306,896
Hutchison Whampoa Ltd.	437,000	2,206,028
TOTAL HONG KONG		19,613,510
Indonesia - 0.1%
PT Indosat Tbk sponsored ADR	65,200	1,683,464
Ireland - 0.5%
CRH PLC	234,300	5,972,383
Paddy Power PLC (Ireland)	153,100	2,884,540
TOTAL IRELAND		8,856,923
Israel - 0.2%
Teva Pharmaceutical Industries Ltd. sponsored ADR	84,800	3,609,936
Italy - 3.3%
Assicurazioni Generali SpA	376,200	10,436,016
Edison SpA	2,559,300	3,275,009
Enel SpA	275,100	1,780,499
ENI SpA	605,686	14,644,239
Intesa Sanpaolo SpA	3,393,100	12,384,614
UniCredit SpA	4,310,100	11,010,578
TOTAL ITALY		53,530,955
Japan - 19.0%
ACOM Co. Ltd.	255	10,769
Aeon Co. Ltd.	246,800	2,483,397
Asahi Breweries Ltd.	137,300	2,371,964
Canon, Inc.	131,900	4,175,741
Canon, Inc. sponsored ADR	228,500	7,174,900
Central Japan Ry Co.	422	3,656,834
Chubu Electric Power Co., Inc.	157,600	4,796,186
East Japan Railway Co.	1,126	9,295,231
Eisai Co. Ltd.	113,400	4,728,224
Fast Retailing Co. Ltd.	12,400	1,817,983
Hitachi Ltd.	365,000	1,415,365
Honda Motor Co. Ltd.	195,200	4,154,067
Japan Tobacco, Inc.	1,118	3,700,137
JFE Holdings, Inc.	123,900	3,290,018
Kansai Electric Power Co., Inc.	163,300	4,726,237
Kao Corp.	164,000	4,977,438
KDDI Corp.	764	5,450,678
Kirin Holdings Co. Ltd.	249,000	3,307,813
Kyushu Electric Power Co., Inc.	74,200	1,968,205
Lawson, Inc.	14,300	824,018
Matsui Securities Co. Ltd. (d)	659,000	5,501,666
Mitsubishi Corp.	254,100	3,596,113
Mitsubishi Electric Corp.	287,000	1,797,071
Mitsubishi Estate Co. Ltd.	486,000	8,021,542
Mitsubishi UFJ Financial Group, Inc.	4,262,100	26,765,787
Mitsui O.S.K. Lines Ltd.	443,000	2,735,604

	Shares	Value
Mizuho Financial Group, Inc.	2,725	$ 8,413,631
Nafco Co. Ltd.	147,900	1,838,203
NGK Insulators Ltd.	306,000	3,464,642
Nintendo Co. Ltd.	5,000	1,910,000
Nippon Telegraph & Telephone Corp.	1,097	6,151,132
Nomura Holdings, Inc.	1,323,200	11,008,284
Nomura Holdings, Inc. sponsored ADR (d)	511,300	4,269,355
NTT DoCoMo, Inc.	4,817	9,473,540
ORIX Corp.	17,270	985,317
Osaka Gas Co. Ltd.	777,000	3,590,066
Point, Inc.	125,450	6,909,113
Promise Co. Ltd.	417,000	10,568,446
Rakuten, Inc. (d)	15,243	9,697,107
Ricoh Co. Ltd.	862,000	11,038,881
Secom Co. Ltd.	64,900	3,346,232
Seven & i Holdings Co., Ltd.	247,800	8,510,239
Shiseido Co. Ltd.	125,000	2,568,485
Shizuoka Bank Ltd.	233,000	2,705,407
Softbank Corp.	85,600	1,553,313
Sony Corp.	98,600	2,154,788
Sony Corp. sponsored ADR	34,500	754,515
Sugi Holdings Co. Ltd.	130,700	3,491,001
Sumitomo Mitsui Financial Group, Inc.	3,061	13,789,666
Sumitomo Trust & Banking Co. Ltd.	1,647,000	9,727,773
T&D Holdings, Inc.	174,750	7,390,333
Terumo Corp.	66,900	3,131,370
Tohoku Electric Power Co., Inc.	95,200	2,573,149
Tokyo Electric Power Co.	240,900	8,035,016
Tokyo Electron Ltd.	47,500	1,670,789
Tokyo Gas Co. Ltd.	509,000	2,577,925
Toyota Motor Corp.	434,800	14,361,878
Toyota Motor Corp. sponsored ADR	97,700	6,393,488
Yahoo! Japan Corp. (d)	10,498	4,303,916
TOTAL JAPAN		311,099,988
Luxembourg - 0.6%
ArcelorMittal SA (NY Shares) Class A	39,600	973,764
SES SA (A Shares) FDR unit	487,847	9,336,405
TOTAL LUXEMBOURG		10,310,169
Netherlands - 2.7%
ASML Holding NV (NY Shares)	111,300	2,011,191
Gemalto NV (a)	88,800	2,244,651
Heineken NV (Bearer)	38,300	1,178,189
Koninklijke Ahold NV	458,300	5,674,411
Koninklijke KPN NV	919,900	13,437,429
Royal DSM NV	47,300	1,219,542
Unilever NV:
(Certificaten Van Aandelen)	318,100	7,746,717
(NY Shares)	386,100	9,478,755
Wolters Kluwer NV (Certificaten Van Aandelen)	69,100	1,316,395
TOTAL NETHERLANDS		44,307,280
Common Stocks - continued
	Shares	Value
Norway - 0.5%
Lighthouse Caledonia ASA	60,299	$ 6,934
Pronova BioPharma ASA (a)	940,800	3,161,780
StatoilHydro ASA	320,900	5,402,205
TOTAL NORWAY		8,570,919
Papua New Guinea - 0.2%
Lihir Gold Ltd. (a)	1,719,939	3,781,936
Spain - 1.8%
Iberdrola SA	254,400	2,382,701
Repsol YPF SA sponsored ADR	147,200	3,166,272
Telefonica SA	1,012,180	22,955,107
TOTAL SPAIN		28,504,080
Sweden - 0.4%
Swedish Match Co.	321,600	4,690,248
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	306,400	2,392,984
TOTAL SWEDEN		7,083,232
Switzerland - 9.6%
Adecco SA (Reg.)	248,168	8,476,287
Credit Suisse Group sponsored ADR	88,300	2,495,358
Credit Suisse Group (Reg.)	122,288	3,419,198
Julius Baer Holding Ltd.	114,046	4,409,966
Nestle SA (Reg.)	1,211,349	47,857,001
Nobel Biocare Holding AG (Switzerland)	49,412	1,018,003
Novartis AG:
(Reg.)	85,031	4,248,696
sponsored ADR	595,300	29,622,128
Roche Holding AG (participation certificate)	204,955	31,657,670
Swisscom AG (Reg.)	35,644	11,535,818
UBS AG:
(For. Reg.)	387,382	5,623,215
(NY Shares)	94,443	1,350,535
Zurich Financial Services AG (Reg.)	23,167	5,049,925
TOTAL SWITZERLAND		156,763,800
United Kingdom - 25.1%
Aegis Group PLC	9,581,200	10,546,715
Anglo American PLC:
ADR	68,400	794,808
(United Kingdom)	317,408	7,518,407
AstraZeneca PLC:
(United Kingdom)	21,300	884,452
sponsored ADR (d)	162,900	6,683,787
BAE Systems PLC	799,000	4,413,437
Barclays PLC	3,453,300	7,966,603
BG Group PLC	1,038,200	14,585,700
BHP Billiton PLC	630,295	12,408,165
BP PLC	3,041,206	23,828,241
BP PLC sponsored ADR	90,900	4,248,666

	Shares	Value
British American Tobacco PLC (United Kingdom)	162,700	$ 4,307,943
British Land Co. PLC	80,700	656,280
British Sky Broadcasting Group PLC (BSkyB)	2,309,700	16,555,386
Centrica PLC	2,597,000	10,147,798
Compass Group PLC	1,848,500	9,357,914
Diageo PLC	1,446,200	20,624,889
Experian PLC	484,900	3,103,094
GlaxoSmithKline PLC	1,372,500	25,907,964
GlaxoSmithKline PLC sponsored ADR	41,700	1,554,159
Hammerson PLC (d)	548,000	4,308,726
HSBC Holdings PLC:
(United Kingdom) (Reg.)	642,826	6,385,754
sponsored ADR	263,400	12,819,678
Imperial Tobacco Group PLC	193,300	5,240,619
Informa PLC	1,339,700	4,811,124
Intertek Group PLC	146,000	1,692,227
Jardine Lloyd Thompson Group PLC	3,251,673	20,973,695
Johnson Matthey PLC	147,500	2,382,472
Lloyds TSB Group PLC	537,800	1,033,161
Lloyds TSB Group PLC sponsored ADR	34,300	264,110
Man Group PLC	2,277,825	7,953,507
Marks & Spencer Group PLC	340,900	1,084,580
NDS Group PLC sponsored ADR (a)	90,800	5,206,472
Pearson PLC	177,300	1,696,161
Prudential PLC	146,700	903,850
Reckitt Benckiser Group PLC	41,500	1,578,350
Reed Elsevier PLC	2,034,414	15,160,189
Royal Bank of Scotland Group PLC	2,889,609	2,159,002
Royal Dutch Shell PLC:
Class A (United Kingdom)	547,000	14,586,769
Class A sponsored ADR	340,600	18,031,364
Class B	293,900	7,561,560
Scottish & Southern Energy PLC	488,600	8,743,785
Smith & Nephew PLC sponsored ADR (d)	84,700	2,735,810
SSL International PLC	472,100	3,446,055
Standard Chartered PLC (United Kingdom)	266,700	3,463,853
Tesco PLC	2,477,600	13,094,286
Vodafone Group PLC	14,558,662	30,257,871
Vodafone Group PLC sponsored ADR	157,900	3,227,476
William Hill PLC	846,700	2,682,310
William Morrison Supermarkets PLC	4,147,200	17,061,980
WPP PLC	550,700	3,268,389
TOTAL UNITED KINGDOM		409,909,593
United States of America - 3.7%
Aon Corp.	140,900	6,436,312
Calgon Carbon Corp. (a)	779,117	11,967,237
Estee Lauder Companies, Inc. Class A (d)	600,300	18,585,288
Franklin Resources, Inc.	50,600	3,227,268
Genentech, Inc. (a)	12,300	1,019,793
Goldman Sachs Group, Inc.	33,600	2,835,504
Common Stocks - continued
	Shares	Value
United States of America - continued
Hypercom Corp. (a)	171,800	$ 185,544
OdysseyRe Holdings Corp.	66,100	3,424,641
Philip Morris International, Inc.	116,800	5,081,968
Stryker Corp.	85,400	3,411,730
Visa, Inc.	81,200	4,258,940
TOTAL UNITED STATES OF AMERICA		60,434,225
TOTAL COMMON STOCKS (Cost $1,999,890,828)		1,602,217,095
Money Market Funds - 4.3%

Fidelity Cash Central Fund, 1.06% (b)	28,971,562	28,971,562
Fidelity Securities Lending Cash Central Fund, 0.87% (b)(c)	40,258,042	40,258,042
TOTAL MONEY MARKET FUNDS (Cost $69,229,604)		69,229,604
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $2,069,120,432)		1,671,446,699
NET OTHER ASSETS - (2.3)%		(36,982,635)
NET ASSETS - 100%		$ 1,634,464,064
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,966,900
Fidelity Securities Lending Cash Central Fund	3,906,569
Total	$ 5,873,469
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 1,671,446,699	$ 342,503,421	$ 1,291,286,684	$ 37,656,594
The following is a reconciliation of assets for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 0
Total Realized Gain (Loss)	(4,475,696)
Total Unrealized Gain (Loss)	(13,637,618)
Cost of Purchases	44,261,645
Proceeds of Sales	(27,442,528)
Amortization/Accretion	0
Transfer in/out of Level 3	38,950,791
Ending Balance	$ 37,656,594

The information used in the above reconciliation represents fiscal year to date activity for any Investment Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period.

Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $243,257,460 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008
Assets
Investment in securities, at value (including securities loaned of $39,263,638) - See accompanying schedule: Unaffiliated issuers (cost $1,999,890,828)	$ 1,602,217,095
Fidelity Central Funds (cost $69,229,604)	69,229,604
Total Investments (cost $2,069,120,432)		$ 1,671,446,699
Foreign currency held at value (cost $20)		20
Receivable for fund shares sold		2,069,526
Dividends receivable		3,347,657
Distributions receivable from Fidelity Central Funds		75,646
Prepaid expenses		21,494
Other receivables		1,855,050
Total assets		1,678,816,092

Liabilities
Payable for investments purchased	$ 1,050,727
Payable for fund shares redeemed	1,035,650
Accrued management fee	922,801
Distribution fees payable	108,256
Other affiliated payables	151,177
Other payables and accrued expenses	825,375
Collateral on securities loaned, at value	40,258,042
Total liabilities		44,352,028

Net Assets		$ 1,634,464,064
Net Assets consist of:
Paid in capital		$ 2,290,724,449
Undistributed net investment income		34,945
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(258,562,330)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(397,733,000)
Net Assets		$ 1,634,464,064

Statement of Assets and Liabilities - continued

December 31, 2008
Initial Class: Net Asset Value, offering price and redemption price per share ($703,357,111 ÷ 57,807,384 shares)	$ 12.17

Service Class: Net Asset Value, offering price and redemption price per share ($165,607,562 ÷ 13,664,773 shares)	$ 12.12

Service Class 2: Net Asset Value, offering price and redemption price per share ($414,492,050 ÷ 34,346,814 shares)	$ 12.07

Initial Class R: Net Asset Value, offering price and redemption price per share ($118,748,823 ÷ 9,781,785 shares)	$ 12.14

Service Class R: Net Asset Value, offering price and redemption price per share ($61,825,445 ÷ 5,109,249 shares)	$ 12.10

Service Class 2R: Net Asset Value, offering price and redemption price per share ($46,322,500 ÷ 3,868,224 shares)	$ 11.98

Investor Class R: Net Asset Value, offering price and redemption price per share ($124,110,573 ÷ 10,222,079 shares)	$ 12.14

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2008
Investment Income
Dividends		$ 88,444,408
Interest		31,534
Income from Fidelity Central Funds		5,873,469
		94,349,411
Less foreign taxes withheld		(7,310,654)
Total income		87,038,757

Expenses
Management fee	$ 18,746,290
Transfer agent fees	2,030,895
Distribution fees	2,137,119
Accounting and security lending fees	1,174,098
Custodian fees and expenses	514,696
Independent trustees' compensation	12,973
Depreciation in deferred trustee compensation account	(990)
Audit	81,429
Legal	23,039
Interest	10,212
Miscellaneous	461,100
Total expenses before reductions	25,190,861
Expense reductions	(679,801)	24,511,060
Net investment income (loss)		62,527,697
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $617,988)	(248,000,270)
Foreign currency transactions	(1,321,648)
Total net realized gain (loss)		(249,321,918)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $124,985)	(1,217,149,706)
Assets and liabilities in foreign currencies	(57,798)
Total change in net unrealized appreciation (depreciation)		(1,217,207,504)
Net gain (loss)		(1,466,529,422)
Net increase (decrease) in net assets resulting from operations		$ (1,404,001,725)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 62,527,697	$ 61,989,857
Net realized gain (loss)	(249,321,918)	352,592,480
Change in net unrealized appreciation (depreciation)	(1,217,207,504)	134,088,793
Net increase (decrease) in net assets resulting from operations	(1,404,001,725)	548,671,130
Distributions to shareholders from net investment income	(61,798,099)	(111,357,133)
Distributions to shareholders from net realized gain	(348,490,470)	(225,173,068)
Total distributions	(410,288,569)	(336,530,201)
Share transactions - net increase (decrease)	(178,683,659)	159,355,663
Redemption fees	67,067	118,790
Total increase (decrease) in net assets	(1,992,906,886)	371,615,382

Net Assets
Beginning of period	3,627,370,950	3,255,755,568
End of period (including undistributed net investment income of $34,945 and undistributed net investment income of $45,014, respectively)	$ 1,634,464,064	$ 3,627,370,950

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.33	$ 23.96	$ 20.60	$ 17.51	$ 15.59
Income from Investment Operations
Net investment income (loss) C	.46	.45	.38	.20	.13
Net realized and unrealized gain (loss)	(10.67)	3.42	3.30	3.10	1.97
Total from investment operations	(10.21)	3.87	3.68	3.30	2.10
Distributions from net investment income	(.49)	(.84)	(.19)	(.12)	(.18)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.95)	(2.50)	(.32)	(.21)	(.18)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.17	$ 25.33	$ 23.96	$ 20.60	$ 17.51
Total Return A,B	(43.83)%	17.41%	18.09%	19.06%	13.57%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.85%	.88%	.89%	.91%
Expenses net of fee waivers, if any	.87%	.85%	.88%	.89%	.91%
Expenses net of all reductions	.84%	.82%	.81%	.82%	.87%
Net investment income (loss)	2.45%	1.85%	1.76%	1.11%	.80%
Supplemental Data
Net assets, end of period (000 omitted)	$ 703,357	$ 1,702,235	$ 1,624,901	$ 1,549,179	$ 1,491,485
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.23	$ 23.86	$ 20.52	$ 17.44	$ 15.53
Income from Investment Operations
Net investment income (loss) C	.44	.43	.36	.18	.11
Net realized and unrealized gain (loss)	(10.61)	3.39	3.28	3.09	1.97
Total from investment operations	(10.17)	3.82	3.64	3.27	2.08
Distributions from net investment income	(.48)	(.79)	(.17)	(.10)	(.17)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.94)	(2.45)	(.30)	(.19)	(.17)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.12	$ 25.23	$ 23.86	$ 20.52	$ 17.44
Total Return A,B	(43.89)%	17.25%	17.95%	18.97%	13.49%
Ratios to Average Net Assets D,F
Expenses before reductions	.97%	.95%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.97%	.95%	.98%	.99%	1.01%
Expenses net of all reductions	.94%	.92%	.91%	.92%	.97%
Net investment income (loss)	2.35%	1.75%	1.66%	1.02%	.69%
Supplemental Data
Net assets, end of period (000 omitted)	$ 165,608	$ 366,777	$ 362,060	$ 329,759	$ 322,649
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.12	$ 23.75	$ 20.43	$ 17.39	$ 15.50
Income from Investment Operations
Net investment income (loss) C	.40	.39	.33	.14	.08
Net realized and unrealized gain (loss)	(10.54)	3.37	3.27	3.08	1.97
Total from investment operations	(10.14)	3.76	3.60	3.22	2.05
Distributions from net investment income	(.45)	(.73)	(.15)	(.09)	(.16)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.91)	(2.39)	(.28)	(.18)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.07	$ 25.12	$ 23.75	$ 20.43	$ 17.39
Total Return A,B	(43.96)%	17.05%	17.83%	18.72%	13.31%
Ratios to Average Net Assets D,F
Expenses before reductions	1.12%	1.10%	1.13%	1.14%	1.16%
Expenses net of fee waivers, if any	1.12%	1.10%	1.13%	1.14%	1.16%
Expenses net of all reductions	1.09%	1.07%	1.06%	1.07%	1.12%
Net investment income (loss)	2.21%	1.60%	1.51%	.79%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 414,492	$ 821,943	$ 703,421	$ 502,801	$ 319,708
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.28	$ 23.92	$ 20.57	$ 17.49	$ 15.57
Income from Investment Operations
Net investment income (loss) C	.46	.45	.38	.19	.12
Net realized and unrealized gain (loss)	(10.65)	3.41	3.29	3.10	1.98
Total from investment operations	(10.19)	3.86	3.67	3.29	2.10
Distributions from net investment income	(.49)	(.84)	(.19)	(.12)	(.18)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.95)	(2.50)	(.32)	(.21)	(.18)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.14	$ 25.28	$ 23.92	$ 20.57	$ 17.49
Total Return A,B	(43.84)%	17.40%	18.08%	19.05%	13.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.87%	.85%	.88%	.89%	.91%
Expenses net of fee waivers, if any	.87%	.85%	.88%	.89%	.91%
Expenses net of all reductions	.84%	.82%	.81%	.82%	.87%
Net investment income (loss)	2.46%	1.85%	1.76%	1.08%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,749	$ 275,678	$ 240,693	$ 184,245	$ 132,064
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 25.19	$ 23.83	$ 20.50	$ 17.43	$ 15.52
Income from Investment Operations
Net investment income (loss) C	.43	.43	.36	.17	.11
Net realized and unrealized gain (loss)	(10.58)	3.38	3.27	3.09	1.97
Total from investment operations	(10.15)	3.81	3.63	3.26	2.08
Distributions from net investment income	(.48)	(.79)	(.17)	(.10)	(.17)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.94)	(2.45)	(.30)	(.19)	(.17)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 12.10	$ 25.19	$ 23.83	$ 20.50	$ 17.43
Total Return A,B	(43.88)%	17.23%	17.95%	18.92%	13.50%
Ratios to Average Net Assets D,F
Expenses before reductions	.96%	.94%	.98%	.99%	1.01%
Expenses net of fee waivers, if any	.96%	.94%	.98%	.99%	1.01%
Expenses net of all reductions	.94%	.92%	.91%	.92%	.96%
Net investment income (loss)	2.36%	1.75%	1.66%	.96%	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,825	$ 135,038	$ 133,934	$ 115,449	$ 86,509
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 24.95	$ 23.61	$ 20.32	$ 17.30	$ 15.42
Income from Investment Operations
Net investment income (loss) C	.40	.39	.32	.14	.08
Net realized and unrealized gain (loss)	(10.46)	3.35	3.26	3.07	1.96
Total from investment operations	(10.06)	3.74	3.58	3.21	2.04
Distributions from net investment income	(.45)	(.74)	(.16)	(.10)	(.16)
Distributions from net realized gain	(2.46)	(1.66)	(.13)	(.09)	-
Total distributions	(2.91)	(2.40)	(.29)	(.19)	(.16)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 11.98	$ 24.95	$ 23.61	$ 20.32	$ 17.30
Total Return A,B	(43.94)%	17.06%	17.81%	18.74%	13.32%
Ratios to Average Net Assets D,F
Expenses before reductions	1.11%	1.09%	1.13%	1.14%	1.16%
Expenses net of fee waivers, if any	1.11%	1.09%	1.13%	1.14%	1.16%
Expenses net of all reductions	1.09%	1.07%	1.06%	1.07%	1.11%
Net investment income (loss)	2.21%	1.60%	1.51%	.77%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 46,323	$ 95,871	$ 68,729	$ 49,373	$ 27,562
Portfolio turnover rate E	77%	62%	123%	92%	84%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Calculated based on average shares outstanding during the period. D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. E Amount does not include the portfolio activity of any underlying Fidelity Central Funds. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,

2008

2007

2006

2005 H

Selected Per-Share Data
Net asset value, beginning of period	$ 25.27	$ 23.91	$ 20.59	$ 17.69
Income from Investment Operations
Net investment income (loss) E	.43	.42	.36	.02
Net realized and unrealized gain (loss)	(10.62)	3.41	3.29	2.88
Total from investment operations	(10.19)	3.83	3.65	2.90
Distributions from net investment income	(.48)	(.81)	(.20)	-
Distributions from net realized gain	(2.46)	(1.66)	(.13)	-
Total distributions	(2.94)	(2.47)	(.33)	-
Redemption fees added to paid in capital E,J	-	-	-	-
Net asset value, end of period	$ 12.14	$ 25.27	$ 23.91	$ 20.59
Total Return B,C,D	(43.89)%	17.25%	17.94%	16.39%
Ratios to Average Net Assets F,I
Expenses before reductions	.96%	.96%	1.01%	1.07% A
Expenses net of fee waivers, if any	.96%	.96%	1.01%	1.07% A
Expenses net of all reductions	.93%	.94%	.93%	1.00% A
Net investment income (loss)	2.36%	1.74%	1.64%	.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 124,111	$ 229,829	$ 122,018	$ 29,544
Portfolio turnover rate G	77%	62%	123%	92%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. D Total returns would have been lower had certain expenses not been reduced during the periods shown. E Calculated based on average shares outstanding during the period. F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares, and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 119,864,804
Unrealized depreciation	(534,991,459)
Net unrealized appreciation (depreciation)	(415,126,655)
Undistributed ordinary income	2,160,464
Capital loss carryforward	(243,257,460)

Cost for federal income tax purposes	$ 2,086,573,354

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 129,796,240	$ 111,357,133
Long-term Capital Gains	280,492,329	225,173,068
Total	$ 410,288,569	$ 336,530,201

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held less than 60 days are subject to a redemption fee equal to 1% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,018,836,215 and $2,437,552,756, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 268,559
Service Class 2	1,584,292
Service Class R	101,184
Service Class 2R	183,084
$ 2,137,119

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class R paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 835,756
Service Class	188,892
Service Class 2	443,349
Initial Class R	140,065
Service Class R	69,097
Service Class 2R	50,025
Investor Class R	303,711
$ 2,030,895

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,027 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,667,118	2.03%	$ 10,212

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $6,152 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $3,906,569.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $678,025 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,776.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 16% of the total outstanding shares of the Fund and two otherwise unaffiliated shareholders were the owners of record of 37% of the total outstanding shares of the Fund.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $27,232, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 27,449,630	$ 55,739,563
Service Class	6,285,159	11,576,654
Service Class 2	14,726,472	22,633,556
Initial Class R	4,651,583	8,762,292
Service Class R	2,342,494	4,244,546
Service Class 2R	1,653,621	2,489,770
Investor Class R	4,689,140	5,910,752
Total	$ 61,798,099	$ 111,357,133
From net realized gain
Initial Class	$ 163,022,999	$ 111,097,557
Service Class	34,891,161	25,082,728
Service Class 2	79,417,694	49,162,218
Initial Class R	26,045,726	16,729,732
Service Class R	12,931,868	9,169,613
Service Class 2R	9,495,528	4,853,334
Investor Class R	22,685,494	9,077,886
Total	$ 348,490,470	$ 225,173,068

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	5,742,422	8,581,542	$ 105,330,600	$ 209,859,014
Reinvestment of distributions	10,416,592	7,280,031	190,472,629	166,837,120
Shares redeemed	(25,565,528)	(16,452,957)	(491,629,057)	(401,808,271)
Net increase (decrease)	(9,406,514)	(591,384)	$ (195,825,828)	$ (25,112,137)
Service Class
Shares sold	1,370,007	1,382,854	$ 23,974,828	$ 33,724,214
Reinvestment of distributions	2,274,580	1,608,100	41,176,320	36,659,382
Shares redeemed	(4,518,541)	(3,627,586)	(82,046,840)	(88,845,433)
Net increase (decrease)	(873,954)	(636,632)	$ (16,895,692)	$ (18,461,837)
Service Class 2
Shares sold	5,449,407	4,978,892	$ 97,500,340	$ 121,295,683
Reinvestment of distributions	5,238,634	3,159,253	94,144,166	71,795,774
Shares redeemed	(9,062,599)	(5,039,553)	(161,377,161)	(122,533,831)
Net increase (decrease)	1,625,442	3,098,592	$ 30,267,345	$ 70,557,626
Initial Class R
Shares sold	600,161	1,573,581	$ 11,570,605	$ 38,800,759
Reinvestment of distributions	1,690,588	1,112,826	30,697,309	25,492,024
Shares redeemed	(3,415,687)	(1,840,544)	(60,745,148)	(44,022,123)
Net increase (decrease)	(1,124,938)	845,863	$ (18,477,234)	$ 20,270,660
Service Class R
Shares sold	517,294	794,023	$ 9,780,288	$ 19,027,863
Reinvestment of distributions	845,462	589,118	15,274,362	13,414,159
Shares redeemed	(1,613,463)	(1,643,900)	(28,583,442)	(39,376,291)
Net increase (decrease)	(250,707)	(260,759)	$ (3,528,792)	$ (6,934,269)
Service Class 2R
Shares sold	716,923	1,154,726	$ 13,560,422	$ 28,069,168
Reinvestment of distributions	621,801	324,060	11,149,149	7,343,104
Shares redeemed	(1,313,080)	(547,588)	(23,348,326)	(13,063,580)
Net increase (decrease)	25,644	931,198	$ 1,361,245	$ 22,348,692
Investor Class R
Shares sold	1,767,383	3,876,633	$ 32,933,570	$ 95,023,834
Reinvestment of distributions	1,527,774	648,994	27,374,634	14,988,638
Shares redeemed	(2,169,278)	(532,623)	(35,892,907)	(13,325,544)
Net increase (decrease)	1,125,879	3,993,004	$ 24,415,297	$ 96,686,928

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (64)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-
2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-
present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Eric M. Wetlaufer (46)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-
present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-
present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005) and a Chief Investment Officer of Putnam Investments (1997-2003).

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-
present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of FDC (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class R	02/13/09	02/13/09	$.017
Service Class R	02/13/09	02/13/09	$.017
Service Class 2R	02/13/09	02/13/09	$.017
Investor Class R	02/13/09	02/13/09	$.017

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	02/15/2008	$.480	$.000
Initial Class R	12/19/2008	$.518	$.024
Service Class R	02/15/2008	$.480	$.000
Service Class R	12/19/2008	$.499	$.024
Service Class 2 R	02/15/2008	$.480	$.000
Service Class 2 R	12/19/2008	$.470	$.024
Investor Class R	02/15/2008	$.480	$.000
Investor Class R	12/19/2008	$.500	$.024

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Overseas Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the first quartile for the one- and five-year periods and the second quartile for the three-year period. The Board also stated that the investment performance of Initial Class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG%" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG% of 14% means that 86% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2007.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Investments Japan Limited

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0209
1.781996.106

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2008
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting results") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2008	Past 1 year	Past 5 years	Life of fundA
VIP Value - Initial Class	-46.50%	-5.87%	-2.75%
VIP Value - Service ClassB	-46.49%	-5.94%	-2.84%
VIP Value - Service Class 2 C	-46.68%	-6.11%	-3.00%
VIP Value - Investor Class D	-46.53%	-5.93%	-2.79%

A From May 9, 2001.

B Performance for Service Class shares reflects an asset-based service fee (12b-1 fee).

C Performance for Service Class 2 shares reflects an asset-based service fee (12b-1 fee).

D The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. If Investor Class's transfer agent fee had been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on May 9, 2001, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Richard Fentin, Portfolio Manager of VIP Value Portfolio

By year-end 2008, the vicious credit crisis sparked in the U.S. had spread like wildfire across the world's capital markets, stunting global growth, toppling commodity prices, changing the face of the global financial system and chasing risk-averse investors toward the sidelines. The U.S. equity markets, as measured by the Dow Jones Industrial AverageSM and Standard & Poor's 500SM Index, fell hard as a result, declining 31.93% and 37.00%, respectively, while the technology-laden NASDAQ Composite® Index slid 40.03%. Foreign market stocks saw an even sharper decline, as illustrated by the 43.28% loss of the MSCI® EAFE® Index (Europe, Australasia, Far East), a gauge of developed stock markets outside the U.S. and Canada. A generally stronger U.S. dollar also held back returns for U.S. investors in foreign equities. Emerging-markets stocks - the global performance leader only a year ago - fell harder still, dropping 53.18%, as measured by the MSCI Emerging Markets Index. The only clear winners during the past year were assets backed by the U.S. government, as investors fled from risk. Thus, the Barclays Capital U.S. Treasury Bond Index climbed 13.74% for the year, while the Barclays Capital U.S. Aggregate Bond Index - a broader measure of the U.S. investment-grade bond universe - gained a more modest 5.24%. By contrast, high-yield bonds bore the brunt of investors' increasing wariness over risk, as expressed by the Merrill Lynch® U.S. High Yield Master II Constrained Index's drop of 26.11%. The emerging-markets bond category also felt the shock of investors' risk-averse sentiment, with the JPMorgan Emerging Markets Bond Index (EMBI) Global falling 10.91%. Meanwhile, the Citigroup® Non-U.S. Group of 7 Index - representing the debt performance of major global economies, excluding the United States - eked out a 1.69% gain.

During the past year, the fund underperformed the 36.25% loss of the Russell 3000® Value Index. (For specific portfolio results, please refer to the performance section of this report.) Weak picks and an overweighting in the consumer discretionary sector detracted significantly, as did stock selection in energy, including not owning major index components Exxon Mobil and Chevron. Underweighting health care stocks also hurt, including a lack of exposure to Johnson & Johnson. Overweighting information technology was another negative, along with some poor choices within the sector, such as out-of-index electronics assembler Flextronics International. Elsewhere, the fund's underexposure to and weak stock picking within the consumer staples area detracted, as did poor results from our holdings in the financials area. On the positive side, underweighting Citigroup, Bank of America, Merrill Lynch and insurer American International Group (AIG) in the financials sector boosted performance relative to the index. Of these, only Bank of America remained in the portfolio at period end. Avoiding General Electric in the capital goods area, paid off when its stock price suffered from weakness in the company's finance division. Two out-of-index consumer-related picks - tax preparer H&R Block and auto-parts retailer AutoZone - helped as well. Lastly, overweighting industrials and stock selection in materials were positives.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 to December 31, 2008).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008 to December 31, 2008
Initial Class	.80%
Actual		$ 1,000.00	$ 603.40	$ 3.22
Hypothetical A		$ 1,000.00	$ 1,021.11	$ 4.06
Service Class	.89%
Actual		$ 1,000.00	$ 603.80	$ 3.59
Hypothetical A		$ 1,000.00	$ 1,020.66	$ 4.52
Service Class 2	1.05%
Actual		$ 1,000.00	$ 602.70	$ 4.23
Hypothetical A		$ 1,000.00	$ 1,019.86	$ 5.33
Investor Class	.88%
Actual		$ 1,000.00	$ 603.70	$ 3.55
Hypothetical A		$ 1,000.00	$ 1,020.71	$ 4.47

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Republic Services, Inc.	1.4	0.0
H&R Block, Inc.	1.3	0.6
Xerox Corp.	1.3	1.2
Avnet, Inc.	1.2	0.9
JPMorgan Chase & Co.	1.1	0.6
The Stanley Works	1.1	0.8
Arrow Electronics, Inc.	1.1	1.0
Capital One Financial Corp.	1.1	0.7
Entergy Corp.	1.1	1.0
Marsh & McLennan Companies, Inc.	1.0	0.7
	11.7
Top Five Market Sectors as of December 31, 2008
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.6	18.5
Financials	19.8	16.9
Information Technology	16.1	16.5
Industrials	13.2	10.7
Utilities	6.6	9.0
Asset Allocation (% of fund's net assets)
As of December 31, 2008*		As of June 30, 2008**
	Stocks 98.3%		Stocks 99.2%
	Bonds 0.2%		Bonds 0.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	9.4%	** Foreign investments	9.6%

Annual Report

Investments December 31, 2008

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.3%
Auto Components - 1.1%
ArvinMeritor, Inc.	9,777	$ 27,864
Gentex Corp.	10,040	88,653
Johnson Controls, Inc.	24,851	451,294
The Goodyear Tire & Rubber Co. (a)	55,500	331,335
		899,146
Automobiles - 0.4%
Bayerische Motoren Werke AG (BMW)	1,019	31,831
Fiat SpA	4,721	31,753
Harley-Davidson, Inc.	1,826	30,987
Renault SA	4,600	120,612
Winnebago Industries, Inc.	23,864	143,900
		359,083
Diversified Consumer Services - 1.6%
Brinks Home Security Holdings, Inc. (a)	6,549	143,554
H&R Block, Inc.	45,600	1,036,032
Hillenbrand, Inc.	3,739	62,367
Service Corp. International	17,900	88,963
		1,330,916
Hotels, Restaurants & Leisure - 3.5%
Brinker International, Inc.	41,500	437,410
Burger King Holdings, Inc.	12,690	303,037
Carnival Corp. unit	21,200	515,584
Darden Restaurants, Inc.	3,000	84,540
Penn National Gaming, Inc. (a)	17,483	373,787
Royal Caribbean Cruises Ltd.	39,700	545,875
Starwood Hotels & Resorts Worldwide, Inc.	9,900	177,210
Vail Resorts, Inc. (a)	4,700	125,020
WMS Industries, Inc. (a)	7,426	199,759
Wyndham Worldwide Corp.	13,596	89,054
		2,851,276
Household Durables - 5.6%
Black & Decker Corp.	18,885	789,582
Centex Corp.	29,700	316,008
Ethan Allen Interiors, Inc.	23,205	333,456
Jarden Corp. (a)	18,840	216,660
KB Home	7,300	99,426
La-Z-Boy, Inc.	11,700	25,389
Leggett & Platt, Inc.	45,300	688,107
Newell Rubbermaid, Inc.	24,031	235,023
Pulte Homes, Inc.	17,800	194,554
Sealy Corp., Inc.	25,656	64,397
Tempur-Pedic International, Inc.	19,000	134,710
The Stanley Works	27,400	934,340
Whirlpool Corp.	14,500	599,575
		4,631,227
Leisure Equipment & Products - 0.8%
Brunswick Corp.	46,492	195,731

	Shares	Value
Eastman Kodak Co.	56,300	$ 370,454
Pool Corp.	7,002	125,826
		692,011
Media - 2.5%
Cinemark Holdings, Inc.	17,157	127,477
Comcast Corp. Class A (special) (non-vtg.)	10,700	172,805
Discovery Communications, Inc. Class C (a)	21,865	292,772
Lamar Advertising Co. Class A (a)	11,455	143,875
Live Nation, Inc. (a)	12,600	72,324
Omnicom Group, Inc.	7,057	189,974
Regal Entertainment Group Class A	17,270	176,327
Scripps Networks Interactive, Inc. Class A	24,006	528,132
The Walt Disney Co.	4,900	111,181
Virgin Media, Inc.	35,028	174,790
WPP PLC	19,600	116,325
		2,105,982
Multiline Retail - 0.2%
Macy's, Inc.	19,120	197,892
Specialty Retail - 5.0%
Advance Auto Parts, Inc.	7,700	259,105
AnnTaylor Stores Corp. (a)	22,377	129,115
Asbury Automotive Group, Inc.	17,014	77,754
AutoNation, Inc. (a)	13,400	132,392
AutoZone, Inc. (a)	5,103	711,715
Best Buy Co., Inc.	2,200	61,842
Group 1 Automotive, Inc.	12,732	137,124
OfficeMax, Inc.	31,725	242,379
PetSmart, Inc.	40,853	753,738
Pier 1 Imports, Inc. (a)	28,590	10,578
Sherwin-Williams Co.	7,100	424,225
Staples, Inc.	30,543	547,331
Talbots, Inc.	10,091	24,117
The Men's Wearhouse, Inc.	7,600	102,904
Williams-Sonoma, Inc.	62,070	487,870
		4,102,189
Textiles, Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	50,836	132,174
VF Corp.	6,200	339,574
		471,748
TOTAL CONSUMER DISCRETIONARY		17,641,470
CONSUMER STAPLES - 3.7%
Beverages - 0.5%
Anheuser-Busch InBev NV	11,540	269,269
Anheuser-Busch InBev NV (strip VVPR) (a)	9,440	55
Carlsberg AS:
Series A	2,275	82,966
Series B	1,700	55,842
		408,132
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.6%
Safeway, Inc.	5,200	$ 123,604
SUPERVALU, Inc.	20,800	303,680
Sysco Corp.	30,000	688,200
Winn-Dixie Stores, Inc. (a)	10,987	176,891
		1,292,375
Food Products - 0.4%
Cermaq ASA	8,000	30,978
Leroy Seafood Group ASA	7,200	48,206
Marine Harvest ASA (a)	461,000	71,096
Tyson Foods, Inc. Class A	22,131	193,868
		344,148
Household Products - 0.4%
Energizer Holdings, Inc. (a)	6,174	334,260
Personal Products - 0.8%
Avon Products, Inc.	29,600	711,288
TOTAL CONSUMER STAPLES		3,090,203
ENERGY - 6.5%
Energy Equipment & Services - 2.1%
BJ Services Co.	16,800	196,056
ENSCO International, Inc.	2,500	70,975
IHS, Inc. Class A (a)	7,950	297,489
Nabors Industries Ltd. (a)	11,900	142,443
National Oilwell Varco, Inc. (a)	11,328	276,856
Patterson-UTI Energy, Inc.	14,600	168,046
Pride International, Inc. (a)	5,681	90,782
Smith International, Inc.	10,800	247,212
Weatherford International Ltd. (a)	22,666	245,246
		1,735,105
Oil, Gas & Consumable Fuels - 4.4%
Alpha Natural Resources, Inc. (a)	4,800	77,712
Boardwalk Pipeline Partners, LP	3,047	54,176
Cabot Oil & Gas Corp.	19,900	517,400
Canadian Natural Resources Ltd.	6,300	252,425
Chesapeake Energy Corp.	6,700	108,339
Copano Energy LLC	8,518	99,405
Energy Transfer Equity LP	5,909	95,785
EOG Resources, Inc.	7,400	492,692
EXCO Resources, Inc. (a)	19,300	174,858
Foundation Coal Holdings, Inc.	5,725	80,265
Hess Corp.	10,150	544,446
Petrohawk Energy Corp. (a)	11,500	179,745
Plains Exploration & Production Co. (a)	3,800	88,312
Southwestern Energy Co. (a)	8,000	231,760
Suncor Energy, Inc.	14,500	282,683
Ultra Petroleum Corp. (a)	10,900	376,159
		3,656,162
TOTAL ENERGY		5,391,267

	Shares	Value
FINANCIALS - 19.2%
Capital Markets - 1.6%
Bank of New York Mellon Corp.	24,465	$ 693,093
Fortress Investment Group LLC	16,540	16,540
Janus Capital Group, Inc.	11,300	90,739
T. Rowe Price Group, Inc.	5,259	186,379
TD Ameritrade Holding Corp. (a)	21,700	309,225
		1,295,976
Commercial Banks - 4.5%
Associated Banc-Corp.	13,151	275,250
Boston Private Financial Holdings, Inc.	11,063	75,671
Fifth Third Bancorp	49,550	409,283
KeyCorp	54,300	462,636
Marshall & Ilsley Corp.	8,500	115,940
PNC Financial Services Group, Inc.	9,100	445,900
Prosperity Bancshares, Inc.	2,200	65,098
Regions Financial Corp.	8,200	65,272
Sterling Financial Corp., Washington	3,115	27,412
Susquehanna Bancshares, Inc., Pennsylvania	3,600	57,276
U.S. Bancorp, Delaware	15,000	375,150
UCBH Holdings, Inc.	12,549	86,337
Wachovia Corp.	101,433	561,939
Zions Bancorp	28,004	686,378
		3,709,542
Consumer Finance - 1.6%
American Express Co.	14,377	266,693
Capital One Financial Corp.	29,000	924,810
Discover Financial Services	17,339	165,241
		1,356,744
Diversified Financial Services - 2.1%
Bank of America Corp.	44,810	630,925
CIT Group, Inc.	38,386	174,272
JPMorgan Chase & Co.	30,486	961,224
		1,766,421
Insurance - 2.9%
Everest Re Group Ltd.	2,967	225,907
Loews Corp.	15,299	432,197
Marsh & McLennan Companies, Inc.	35,300	856,731
MBIA, Inc.	15,400	62,678
MetLife, Inc.	1,500	52,290
PartnerRe Ltd.	3,600	256,572
Principal Financial Group, Inc.	4,784	107,975
Willis Group Holdings Ltd.	13,000	323,440
XL Capital Ltd. Class A	22,000	81,400
		2,399,190
Real Estate Investment Trusts - 4.7%
Alexandria Real Estate Equities, Inc.	8,200	494,788
Camden Property Trust (SBI)	7,453	233,577
CapitalSource, Inc.	35,400	163,548
Corporate Office Properties Trust (SBI)	1,600	49,120
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Developers Diversified Realty Corp.	9,582	$ 46,760
Digital Realty Trust, Inc.	12,808	420,743
General Growth Properties, Inc.	25,923	33,441
HCP, Inc.	20,500	569,285
Highwoods Properties, Inc. (SBI)	12,270	335,707
ProLogis Trust	23,591	327,679
SL Green Realty Corp.	4,000	103,600
Tanger Factory Outlet Centers, Inc.	4,700	176,814
The Macerich Co.	8,700	157,992
Vornado Realty Trust	12,118	731,321
		3,844,375
Real Estate Management & Development - 0.5%
Brookfield Properties Corp.	20,600	159,238
CB Richard Ellis Group, Inc. Class A (a)	44,122	190,607
The St. Joe Co. (a)	3,700	89,984
		439,829
Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	32,300	515,508
MGIC Investment Corp.	1,500	5,220
New York Community Bancorp, Inc.	33,900	405,444
Washington Federal, Inc.	9,506	142,210
		1,068,382
TOTAL FINANCIALS		15,880,459
HEALTH CARE - 4.0%
Biotechnology - 0.3%
Cephalon, Inc. (a)	1,500	115,560
Cubist Pharmaceuticals, Inc. (a)	6,445	155,711
		271,271
Health Care Equipment & Supplies - 0.2%
Cooper Companies, Inc.	1,400	22,960
Hill-Rom Holdings, Inc.	7,402	121,837
		144,797
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	7,500	267,450
Brookdale Senior Living, Inc.	20,147	112,420
Community Health Systems, Inc. (a)	12,600	183,708
Emeritus Corp. (a)	8,910	89,367
HealthSouth Corp. (a)	28,280	309,949
Henry Schein, Inc. (a)	7,498	275,102
McKesson Corp.	6,200	240,126
Quest Diagnostics, Inc.	1,400	72,674
Universal Health Services, Inc. Class B	14,700	552,279
VCA Antech, Inc. (a)	7,931	157,668
		2,260,743

	Shares	Value
Health Care Technology - 0.6%
IMS Health, Inc.	31,280	$ 474,205
Pharmaceuticals - 0.2%
Mylan, Inc. (a)	4,456	44,070
Sepracor, Inc. (a)	6,700	73,566
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,552	66,069
		183,705
TOTAL HEALTH CARE		3,334,721
INDUSTRIALS - 13.2%
Aerospace & Defense - 0.7%
Heico Corp. Class A	9,017	261,132
Honeywell International, Inc.	8,700	285,621
		546,753
Air Freight & Logistics - 0.9%
United Parcel Service, Inc. Class B	13,300	733,628
Airlines - 0.2%
Delta Air Lines, Inc. (a)	17,800	203,988
Building Products - 1.2%
Masco Corp.	52,900	588,777
Owens Corning (a)	23,075	399,198
		987,975
Commercial Services & Supplies - 2.5%
ACCO Brands Corp. (a)	38,721	133,587
Cintas Corp.	6,400	148,672
Consolidated Graphics, Inc. (a)	6,688	151,416
R.R. Donnelley & Sons Co.	34,817	472,815
Republic Services, Inc.	46,390	1,150,009
		2,056,499
Construction & Engineering - 0.6%
Dycom Industries, Inc. (a)	33,600	276,192
URS Corp. (a)	6,398	260,846
		537,038
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	7,377	215,630
Sunpower Corp. Class B (a)	5,174	157,497
		373,127
Machinery - 3.5%
Albany International Corp. Class A	15,565	199,855
Briggs & Stratton Corp.	16,215	285,222
Cummins, Inc.	11,481	306,887
Eaton Corp.	6,400	318,144
Illinois Tool Works, Inc.	23,200	813,160
Ingersoll-Rand Co. Ltd. Class A	18,000	312,300
Navistar International Corp. (a)	7,400	158,212
Pentair, Inc.	19,100	452,097
Sulzer AG (Reg.)	530	30,515
Wabash National Corp.	11,600	52,200
		2,928,592
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Marine - 0.0%
Alexander & Baldwin, Inc.	1,100	$ 27,566
Professional Services - 0.9%
Experian PLC	18,372	117,571
Manpower, Inc.	9,708	329,975
Monster Worldwide, Inc. (a)	21,341	258,013
		705,559
Road & Rail - 1.5%
Canadian National Railway Co.	7,500	276,034
Con-way, Inc.	23,450	623,770
Ryder System, Inc.	9,400	364,532
		1,264,336
Trading Companies & Distributors - 0.6%
Beacon Roofing Supply, Inc. (a)	10,799	149,890
W.W. Grainger, Inc.	2,900	228,636
WESCO International, Inc. (a)	4,000	76,920
		455,446
Transportation Infrastructure - 0.1%
Macquarie Infrastructure Co. LLC	17,261	65,074
TOTAL INDUSTRIALS		10,885,581
INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 0.6%
Corning, Inc.	22,500	214,425
Motorola, Inc.	66,700	295,481
		509,906
Computers & Peripherals - 1.2%
Gemalto NV (a)	3,570	90,241
NCR Corp. (a)	33,800	477,932
NetApp, Inc. (a)	32,685	456,609
		1,024,782
Electronic Equipment & Components - 4.6%
Agilent Technologies, Inc. (a)	43,549	680,671
Arrow Electronics, Inc. (a)	49,453	931,695
Avnet, Inc. (a)	53,077	966,532
Flextronics International Ltd. (a)	134,600	344,576
Itron, Inc. (a)	4,316	275,102
Tyco Electronics Ltd.	38,800	628,948
		3,827,524
Internet Software & Services - 0.9%
VeriSign, Inc. (a)	23,039	439,584
Yahoo!, Inc. (a)	28,200	344,040
		783,624
IT Services - 2.3%
Accenture Ltd. Class A	11,000	360,690
Lender Processing Services, Inc.	15,243	448,906

	Shares	Value
The Western Union Co.	51,800	$ 742,812
Visa, Inc.	6,500	340,925
		1,893,333
Office Electronics - 1.3%
Xerox Corp.	129,900	1,035,303
Semiconductors & Semiconductor Equipment - 4.1%
Applied Materials, Inc.	47,000	476,110
ASML Holding NV (NY Shares)	25,044	452,545
Fairchild Semiconductor International, Inc. (a)	110,900	542,301
Integrated Device Technology, Inc. (a)	20,600	115,566
Lam Research Corp. (a)	2,100	44,688
Maxim Integrated Products, Inc.	24,100	275,222
Micron Technology, Inc. (a)	50,554	133,463
MKS Instruments, Inc. (a)	14,000	207,060
National Semiconductor Corp.	74,400	749,208
Standard Microsystems Corp. (a)	11,054	180,622
Varian Semiconductor Equipment Associates, Inc. (a)	11,751	212,928
		3,389,713
Software - 1.1%
CA, Inc.	18,432	341,545
Electronic Arts, Inc. (a)	20,394	327,120
Misys PLC	43,900	64,689
Parametric Technology Corp. (a)	11,900	150,535
THQ, Inc. (a)	4,468	18,721
		902,610
TOTAL INFORMATION TECHNOLOGY		13,366,795
MATERIALS - 5.8%
Chemicals - 1.9%
Albemarle Corp.	16,026	357,380
Arkema sponsored ADR	5,362	91,583
Chemtura Corp.	86,000	120,400
FMC Corp.	4,248	190,013
Georgia Gulf Corp.	3,417	3,656
H.B. Fuller Co.	16,052	258,598
Lubrizol Corp.	10,661	387,954
Solutia, Inc. (a)	13,691	61,610
W.R. Grace & Co. (a)	12,355	73,759
		1,544,953
Construction Materials - 0.3%
Vulcan Materials Co.	3,557	247,496
Containers & Packaging - 1.8%
Ball Corp.	11,900	494,921
Owens-Illinois, Inc. (a)	27,212	743,704
Rock-Tenn Co. Class A	8,490	290,188
		1,528,813
Metals & Mining - 1.8%
Alcoa, Inc.	20,700	233,082
Barrick Gold Corp.	6,000	220,482
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Commercial Metals Co.	12,958	$ 153,811
Eldorado Gold Corp. (a)	5,600	44,415
Goldcorp, Inc.	1,300	41,018
Lihir Gold Ltd. (a)	51,596	113,453
Newcrest Mining Ltd.	7,836	190,251
Newmont Mining Corp.	6,314	256,980
Randgold Resources Ltd. sponsored ADR	4,634	203,525
		1,457,017
TOTAL MATERIALS		4,778,279
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.7%
Qwest Communications International, Inc.	154,666	562,984
Telefonica SA	800	18,143
Telenor ASA	1,400	9,507
Vimpel Communications sponsored ADR	1,100	7,876
		598,510
Wireless Telecommunication Services - 0.2%
Sprint Nextel Corp.	63,100	115,473
TOTAL TELECOMMUNICATION SERVICES		713,983
UTILITIES - 6.6%
Electric Utilities - 4.5%
Allegheny Energy, Inc.	24,700	836,342
American Electric Power Co., Inc.	14,800	492,544
Entergy Corp.	10,900	906,117
Exelon Corp.	12,100	672,881
FirstEnergy Corp.	12,000	582,960
PPL Corp.	8,400	257,796
		3,748,640
Independent Power Producers & Energy Traders - 1.3%
AES Corp. (a)	32,400	266,976
NRG Energy, Inc. (a)	26,334	614,372
Reliant Energy, Inc. (a)	37,307	215,634
		1,096,982
Multi-Utilities - 0.8%
CMS Energy Corp.	15,200	153,672
Sempra Energy	10,700	456,141
		609,813
TOTAL UTILITIES		5,455,435
TOTAL COMMON STOCKS (Cost $131,228,990)		80,538,193
Preferred Stocks - 0.8%
	Shares	Value
Convertible Preferred Stocks - 0.7%
FINANCIALS - 0.6%
Capital Markets - 0.1%
Legg Mason, Inc. 7.00%	2,900	$ 63,939
Commercial Banks - 0.4%
Fifth Third Bancorp 8.50%	1,300	110,968
Huntington Bancshares, Inc. 8.50%	300	233,700
KeyCorp Series A, 7.75%	300	21,573
		366,241
Diversified Financial Services - 0.1%
CIT Group, Inc. Series C, 8.75%	4,100	109,593
TOTAL FINANCIALS		539,773
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Mylan, Inc. 6.50%	100	65,903
TOTAL CONVERTIBLE PREFERRED STOCKS		605,676
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Fiat SpA	7,800	27,775
TOTAL PREFERRED STOCKS (Cost $878,866)		633,451
Investment Companies - 0.2%

Ares Capital Corp. (Cost $391,940)	25,483	161,307
Convertible Bonds - 0.2%
	Principal Amount
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co. 4.25% 12/15/36	$ 560,000	148,232
Convertible Bonds - continued
	Principal Amount	Value
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
MGIC Investment Corp. 9% 4/1/63 (c)	$ 62,000	$ 23,530
TOTAL CONVERTIBLE BONDS (Cost $394,392)		171,762
Money Market Funds - 1.3%
	Shares
Fidelity Cash Central Fund, 1.06% (b) (Cost $1,058,033)	1,058,033	1,058,033
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $133,952,221)		82,562,746
NET OTHER ASSETS - 0.2%		176,045
NET ASSETS - 100%		$ 82,738,791
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,530 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 59,919
Fidelity Securities Lending Cash Central Fund	53,186
Total	$ 113,105
Other Information

The following is a summary of the inputs used, as of December 31, 2008, involving the Fund's assets carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities	$ 82,562,746	$ 80,497,929	$ 2,064,817	$ -
Income Tax Information
At December 31, 2008, the fund had a capital loss carryforward of approximately $9,301,735 all of which will expire on December 31, 2016.
The fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $4,450,267 of losses recognized during the period November 1, 2008 to December 31, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2008

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $132,894,188)	$ 81,504,713
Fidelity Central Funds (cost $1,058,033)	1,058,033
Total Investments (cost $133,952,221)		$ 82,562,746
Foreign currency held at value (cost $530)		530
Receivable for investments sold		390,725
Receivable for fund shares sold		122,338
Dividends receivable		151,200
Interest receivable		2,438
Distributions receivable from Fidelity Central Funds		5,387
Prepaid expenses		981
Other receivables		1,438
Total assets		83,237,783

Liabilities
Payable for investments purchased	$ 321,302
Payable for fund shares redeemed	85,380
Distributions payable	71
Accrued management fee	36,431
Distribution fees payable	989
Other affiliated payables	9,121
Other payables and accrued expenses	45,698
Total liabilities		498,992

Net Assets		$ 82,738,791
Net Assets consist of:
Paid in capital		$ 149,201,562
Undistributed net investment income		7,426
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(15,080,725)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(51,389,472)
Net Assets		$ 82,738,791

Statement of Assets and Liabilities - continued

December 31, 2008

Initial Class: Net Asset Value, offering price and redemption price per share ($41,306,456 ÷ 6,173,033 shares)	$ 6.69

Service Class: Net Asset Value, offering price and redemption price per share ($292,582 ÷ 43,765 shares)	$ 6.69

Service Class 2: Net Asset Value, offering price and redemption price per share ($4,940,899 ÷ 744,707 shares)	$ 6.63

Investor Class: Net Asset Value, offering price and redemption price per share ($36,198,854 ÷ 5,412,855 shares)	$ 6.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2008

Investment Income
Dividends		$ 2,090,872
Interest		8,771
Income from Fidelity Central Funds		113,105
Total income		2,212,748

Expenses
Management fee	$ 604,594
Transfer agent fees	135,174
Distribution fees	22,228
Accounting and security lending fees	47,625
Custodian fees and expenses	53,478
Independent trustees' compensation	523
Audit	46,387
Legal	1,018
Miscellaneous	9,796
Total expenses before reductions	920,823
Expense reductions	(843)	919,980
Net investment income (loss)		1,292,768
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(15,035,584)
Investment not meeting investment restrictions	(114)
Foreign currency transactions	1,546
Payment from investment advisor for loss on investment not meeting investment restrictions	571
Total net realized gain (loss)		(15,033,581)
Change in net unrealized appreciation (depreciation) on: Investment securities	(45,673,613)
Assets and liabilities in foreign currencies	(8)
Total change in net unrealized appreciation (depreciation)		(45,673,621)
Net gain (loss)		(60,707,202)
Net increase (decrease) in net assets resulting from operations		$ (59,414,434)

Statement of Changes in Net Assets

	Year ended December 31, 2008	Year ended December 31, 2007
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,292,768	$ 737,354
Net realized gain (loss)	(15,033,581)	7,462,819
Change in net unrealized appreciation (depreciation)	(45,673,621)	(8,712,995)
Net increase (decrease) in net assets resulting from operations	(59,414,434)	(512,822)
Distributions to shareholders from net investment income	(1,169,017)	(758,002)
Distributions to shareholders from net realized gain	(3,606,092)	(9,838,231)
Total distributions	(4,775,109)	(10,596,233)
Share transactions - net increase (decrease)	21,293,415	55,267,994
Total increase (decrease) in net assets	(42,896,128)	44,158,939

Net Assets
Beginning of period	125,634,919	81,475,980
End of period (including undistributed net investment income of $7,426 and undistributed net investment income of $5,853, respectively)	$ 82,738,791	$ 125,634,919

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.10	$ 14.28	$ 12.63	$ 11.97	$ 10.86
Income from Investment Operations
Net investment income (loss) C	.13	.10	.16	.15	.14 F
Net realized and unrealized gain (loss)	(6.07)	.22 G	1.70	.58	1.08
Total from investment operations	(5.94)	.32	1.86	.73	1.22
Distributions from net investment income	(.10)	(.09)	(.13)	(.07)	(.11)
Distributions from net realized gain	(.37)	(1.41)	(.08)	-	-
Total distributions	(.47)	(1.50) I	(.21)	(.07)	(.11)
Net asset value, end of period	$ 6.69	$ 13.10	$ 14.28	$ 12.63	$ 11.97
Total Return A, B	(46.50)%	2.02%	14.75%	6.09%	11.24%
Ratios to Average Net Assets D, H
Expenses before reductions	.79%	.77%	.88%	1.19%	2.65%
Expenses net of fee waivers, if any	.79%	.77%	.85%	.85%	1.00%
Expenses net of all reductions	.79%	.77%	.84%	.78%	.95%
Net investment income (loss)	1.25%	.68%	1.16%	1.21%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,306	$ 52,544	$ 35,416	$ 18,478	$ 583
Portfolio turnover rate E	53%	52%	263%	181%	155%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.50 per share is comprised of distributions from net investment income of $.092 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Service Class

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 13.06	$ 14.24	$ 12.60	$ 11.93	$ 10.84
Income from Investment Operations
Net investment income (loss) C	.13	.09	.14	.13	.13 F
Net realized and unrealized gain (loss)	(6.05)	.21 G	1.69	.60	1.07
Total from investment operations	(5.92)	.30	1.83	.73	1.20
Distributions from net investment income	(.08)	(.08)	(.11)	(.06)	(.11)
Distributions from net realized gain	(.37)	(1.41)	(.08)	-	-
Total distributions	(.45)	(1.48) I	(.19)	(.06)	(.11)
Net asset value, end of period	$ 6.69	$ 13.06	$ 14.24	$ 12.60	$ 11.93
Total Return A, B	(46.49)%	1.92%	14.56%	6.08%	11.07%
Ratios to Average Net Assets D, H
Expenses before reductions	.88%	.86%	.96%	1.60%	2.75%
Expenses net of fee waivers, if any	.88%	.86%	.95%	.97%	1.10%
Expenses net of all reductions	.88%	.86%	.94%	.90%	1.04%
Net investment income (loss)	1.17%	.60%	1.06%	1.09%	1.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 293	$ 958	$ 1,017	$ 1,232	$ 1,225
Portfolio turnover rate E	53%	52%	263%	181%	155%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.48 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,

2008

2007

2006

2005

2004

Selected Per-Share Data
Net asset value, beginning of period	$ 12.97	$ 14.14	$ 12.53	$ 11.87	$ 10.80
Income from Investment Operations
Net investment income (loss) C	.11	.06	.12	.11	.11 F
Net realized and unrealized gain (loss)	(6.01)	.23 G	1.67	.59	1.07
Total from investment operations	(5.90)	.29	1.79	.70	1.18
Distributions from net investment income	(.07)	(.06)	(.10)	(.04)	(.11)
Distributions from net realized gain	(.37)	(1.41)	(.08)	-	-
Total distributions	(.44)	(1.46) I	(.18)	(.04)	(.11)
Net asset value, end of period	$ 6.63	$ 12.97	$ 14.14	$ 12.53	$ 11.87
Total Return A, B	(46.68)%	1.86%	14.32%	5.92%	10.93%
Ratios to Average Net Assets D, H
Expenses before reductions	1.04%	1.02%	1.15%	1.76%	2.93%
Expenses net of fee waivers, if any	1.04%	1.02%	1.10%	1.11%	1.25%
Expenses net of all reductions	1.04%	1.02%	1.09%	1.05%	1.20%
Net investment income (loss)	1.01%	.43%	.91%	.94%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,941	$ 11,081	$ 7,803	$ 5,262	$ 3,575
Portfolio turnover rate E	53%	52%	263%	181%	155%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower had certain expenses not been reduced during the periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $1.46 per share is comprised of distributions from net investment income of $.058 and distributions from net realized gain of $1.405 per share.

Financial Highlights - Investor Class

Years ended December 31,

2008

2007

2006

2005 I

Selected Per-Share Data
Net asset value, beginning of period	$ 13.09	$ 14.26	$ 12.63	$ 12.23
Income from Investment Operations
Net investment income (loss) E	.12	.08	.14	.06
Net realized and unrealized gain (loss)	(6.06)	.23 H	1.69	.40
Total from investment operations	(5.94)	.31	1.83	.46
Distributions from net investment income	(.09)	(.08)	(.12)	(.06)
Distributions from net realized gain	(.37)	(1.41)	(.08)	-
Total distributions	(.46)	(1.48) K	(.20)	(.06)
Net asset value, end of period	$ 6.69	$ 13.09	$ 14.26	$ 12.63
Total Return B, C, D	(46.53)%	1.99%	14.49%	3.77%
Ratios to Average Net Assets F, J
Expenses before reductions	.87%	.88%	.99%	1.27% A
Expenses net of fee waivers, if any	.87%	.88%	.99%	1.00% A
Expenses net of all reductions	.87%	.88%	.98%	.93% A
Net investment income (loss)	1.17%	.58%	1.01%	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,199	$ 61,052	$ 37,239	$ 11,034
Portfolio turnover rate G	53%	52%	263%	181%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower had certain expenses not been reduced during the periods shown.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period July 21, 2005 (commencement of sale of shares) to December 31, 2005.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Total distributions of $1.48 per share is comprised of distributions from net investment income of $.078 and distributions from net realized gain of $1.405 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2008

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Wherever possible, the Fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Debt securities, including restricted securities, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include significant market or security specific events, changes in interest rates and credit quality, and developments in foreign markets which are monitored by evaluating the performance of ADRs, futures contracts and exchange-traded funds. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value of securities used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund is subject to the provisions of Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), effective with the beginning of the Fund's fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under SFAS 157 are described below:

Level 1	Quoted prices in active markets for identical securities.
Level 2

Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

Level 3

Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy.

The aggregate value by input level, as of December 31, 2008, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain is recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, excise tax regulations, capital loss carryforwards, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,416,410
Unrealized depreciation	(56,133,867)
Net unrealized appreciation (depreciation)	(52,717,457)
Undistributed ordinary income	6,692
Capital loss carryforward	(9,301,735)

Cost for federal income tax purposes	$ 135,280,203

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Ordinary Income	$ 2,728,408	$ 8,807,066
Long-term Capital Gains	2,046,701	1,789,167
Total	$ 4,775,109	$ 10,596,233

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $77,132,331 and $57,375,065, respectively.

VIP Value Portfolio realized a gain and loss of $457 and $571 respectively, on sales of investments which did not meet the investment restrictions of the Fund. The loss of $571 was fully reimbursed by the Fund's investment advisor.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, each class paid FDC the following amounts, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services:

Service Class	$ 708
Service Class 2	21,520
$ 22,228

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class paid a monthly asset-based transfer agent fee of .15% of average net assets. Prior to February 1, 2008, Investor Class paid a monthly asset-based transfer agent fee of .18% of average net assets. The total transfer agent fees paid by each class to FIIOC, including out of pocket expenses, were as follows:

Initial Class	$ 41,883
Service Class	523
Service Class 2	7,235
Investor Class	85,533
$ 135,174

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,844 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounted to $237 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $53,186.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $843 for the period.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, VIP Freedom 2020 Portfolio was the owner of record of approximately 16% of the total outstanding shares of the Fund. The VIP Freedom Funds were the owners of record, in the aggregate, of approximately 36% of the total outstanding shares of the Fund. The VIP Investor Freedom Funds were the owners of record, in the aggregate, of approximately 20% of the total outstanding shares of the Fund. FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

During the period, Lehman Brothers Holdings, Inc. and certain of its affiliates (LBHI) sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. At the time LBHI's insolvency proceedings were instituted, the Fund had outstanding securities trades with counterparties affiliated with LBHI. As a result of the insolvency proceedings, LBHI is unable to fulfill its commitments and, in certain cases, the Fund may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. FMR believes that the financial impact to the Fund relating to the terminated trades and agreements is immaterial.

In December 2006, the Independent Trustees, with the assistance of independent counsel, completed an investigation regarding gifts, gratuities and business entertainment provided by certain brokers to certain individuals who were employed on FMR's domestic equity trading desk during the period 2002 to 2004. The Independent Trustees and FMR agreed that, despite the absence of proof that the Fidelity mutual funds experienced diminished execution quality as a result of the improper receipt of gifts and business entertainment, the conduct at issue was serious and was worthy of redress. Accordingly, the Independent Trustees requested, and FMR agreed to make, a payment of $42 million plus accrued interest, which equaled approximately $7.3 million, to certain Fidelity mutual funds.

In March 2008, the Trustees approved a method for allocating this payment among the funds and, in total, FMR paid the fund $1,412, which is recorded in the accompanying Statement of Operations.

In a related administrative order dated March 5, 2008, the U.S. Securities and Exchange Commission ("SEC") announced a settlement with FMR and FMR Co., Inc. (an affiliate of FMR) involving the SEC's regulatory rules for investment advisers and the improper receipt of gifts, gratuities and business entertainment. Without admitting or denying the SEC's findings, FMR agreed to pay an $8 million civil penalty to the United States Treasury.

Annual Report

Notes to Financial Statements - continued

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2008	2007
From net investment income
Initial Class	$ 616,899	$ 354,828
Service Class	3,725	5,442
Service Class 2	51,555	48,475
Investor Class	496,838	349,257
Total	$ 1,169,017	$ 758,002
From net realized gain
Initial Class	$ 1,550,219	$ 4,201,819
Service Class	27,064	99,826
Service Class 2	300,918	854,017
Investor Class	1,727,891	4,682,569
Total	$ 3,606,092	$ 9,838,231

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2008	2007	2008	2007
Initial Class
Shares sold	3,223,694	2,350,969	$ 28,731,973	$ 33,804,671
Reinvestment of distributions	226,797	334,365	2,167,047	4,556,647
Shares redeemed	(1,287,498)	(1,155,992)	(13,483,541)	(16,669,767)
Net increase (decrease)	2,162,993	1,529,342	$ 17,415,479	$ 21,691,551
Service Class
Shares sold	388	1,391	$ 4,284	$ 20,703
Reinvestment of distributions	2,886	7,711	30,789	105,268
Shares redeemed	(32,811)	(7,243)	(294,997)	(102,690)
Net increase (decrease)	(29,537)	1,859	$ (259,924)	$ 23,281
Service Class 2
Shares sold	332,542	627,391	$ 3,626,908	$ 8,911,215
Reinvestment of distributions	33,900	66,948	352,473	902,492
Shares redeemed	(476,305)	(391,453)	(5,036,302)	(5,568,414)
Net increase (decrease)	(109,863)	302,886	$ (1,056,921)	$ 4,245,293
Investor Class
Shares sold	2,041,288	2,580,718	$ 18,461,315	$ 37,026,404
Reinvestment of distributions	223,750	369,836	2,224,729	5,031,826
Shares redeemed	(1,516,336)	(897,132)	(15,491,263)	(12,750,361)
Net increase (decrease)	748,702	2,053,422	$ 5,194,781	$ 29,307,869

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 23, 2009

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for Edward C. Johnson 3d and James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Messrs. Johnson and Curvey oversee 380 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (78)

Year of Election or Appointment: 1981

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (73)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (60)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003), Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003), as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (55)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb (global pharmaceuticals, 2007-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (64)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (64)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (62)

Year of Election or Appointment: 2005

Ms. Small is a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College and as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy. In addition, she served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (69)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, he is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (59)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (58)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment firm), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Annual Report

Advisory Board Member and Executive Officers**:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (64)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (39)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Walter C. Donovan (46)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as President of FMR and FMR Co., Inc., and Executive Vice President of Fidelity Investments Money Management, Inc. (2007-present). Previously, Mr. Donovan served as Executive Vice President of FMR and FMR Co., Inc. (2005-2007) and Senior Vice President of FMR (2003-2005) and FMR Co., Inc. (2004-2005).

Bruce T. Herring (43)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Scott C. Goebel (40)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Secretary of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

John B. McGinty, Jr. (46)

Year of Election or Appointment: 2008

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. McGinty is an employee of Fidelity Investments (2004-present). Mr. McGinty also serves as Senior Vice President, Secretary, and Chief Legal Officer of Fidelity Distributors Corporation (FDC) (2007-present). Before joining Fidelity Investments, Mr. McGinty practiced law at Ropes & Gray, LLP.

Holly C. Laurent (54)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (50)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. She served as Chief Operating Officer of FPCMS from 2007 through July 2008. Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007). Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was an audit partner with PwC's investment management practice.

Kenneth A. Rathgeber (61)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present).

Bryan A. Mehrmann (47)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (41)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Robert G. Byrnes (42)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Byrnes is an employee of Fidelity Investments (2005-present). Previously, Mr. Byrnes served as Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Paul M. Murphy (61)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (50)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions (Unaudited)

Initial Class designates 3% and 100%; Service Class designates 3% and 100%; Service Class 2 designates 3% and 100%; and Investor Class designates 3% and 100%; of dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2009 of amounts for use in preparing 2008 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on May 14, 2008. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of Votes	% of Votes
James C. Curvey
Affirmative	821,220,039.81	95.845
Withheld	35,598,080.64	4.155
TOTAL	856,818,120.45	100.000
Dennis J. Dirks
Affirmative	822,124,493.63	95.951
Withheld	34,693,626.82	4.049
TOTAL	856,818,120.45	100.000
Edward C. Johnson 3d
Affirmative	820,473,313.05	95.758
Withheld	36,344,807.40	4.242
TOTAL	856,818,120.45	100.000
Alan J. Lacy
Affirmative	822,170,402.95	95.956
Withheld	34,647,717.50	4.044
TOTAL	856,818,120.45	100.000
Ned C. Lautenbach
Affirmative	821,435,006.18	95.870
Withheld	35,383,114.27	4.130
TOTAL	856,818,120.45	100.000
Joseph Mauriello
Affirmative	822,174,756.53	95.957
Withheld	34,643,363.92	4.043
TOTAL	856,818,120.45	100.000
Cornelia M. Small
Affirmative	822,263,792.20	95.967
Withheld	34,554,328.25	4.033
TOTAL	856,818,120.45	100.000
William S. Stavropoulos
Affirmative	821,014,987.67	95.821
Withheld	35,803,132.78	4.179
TOTAL	856,818,120.45	100.000
David M. Thomas
Affirmative	822,321,743.26	95.974
Withheld	34,496,377.19	4.026
TOTAL	856,818,120.45	100.000
Michael E. Wiley
Affirmative	822,218,346.41	95.962
Withheld	34,599,774.04	4.038
TOTAL	856,818,120.45	100.000
PROPOSAL 2
To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.A
	# of Votes	% of Votes
Affirmative	701,273,514.99	81.846
Against	103,131,328.05	12.037
Abstain	52,413,277.41	6.117
TOTAL	856,818,120.45	100.000

A Denotes trust-wide proposal and voting results.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, typically in July, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2008 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved agreements with foreign sub-advisers Fidelity Management & Research (Japan) Inc. and Fidelity Management & Research (Hong Kong) Limited, as well as amendments to the fund's agreement with Fidelity Management & Research (U.K.) Inc.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board further considered that Fidelity voluntarily pays for market data out of its own resources.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fees on Fidelity's Institutional Money Market Funds and launching Class IV and Institutional Class of certain of these funds; (iii) reducing the transfer agent fees for the Fidelity Select Portfolios and Investor Class of the VIP funds; and (iv) launching Class K of 29 equity funds as a lower-fee class available to certain employer-sponsored retirement plans.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2007, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on three-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Value Portfolio

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also stated that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year cumulative total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

The Board considered that FMR has taken steps to refocus and strengthen equity research, equity portfolio management, and compliance.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared. The Board also considered supplemental information about how the fund's management fee and total expenses ranked relative to groups based on Lipper classifications, which take into account a fund's market capitalization and style.

Annual Report

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2007.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2007, and the total expenses of Service Class 2 ranked above its competitive median for 2007. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends and actions to be taken by FMR to improve certain funds' overall performance; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's fund profitability methodology, the profitability of certain fund service providers, and profitability trends for certain funds; (iv) Fidelity's compensation structure for portfolio managers and key personnel, including its effects on fund profitability and the extent to which portfolio manager compensation is linked to fund performance; (v) Fidelity's fee structures and rationale for recommending different fees among categories of funds; and (vi) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Investments Japan Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0209
1.768949.107

Item 2. Code of Ethics

As of the end of the period, December 31, 2008, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$39,000	$-	$5,700	$-

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$41,000	$-	$5,200	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$76,000	$-	$6,200	$8,400
Growth Portfolio	$65,000	$-	$3,600	$6,300
High Income Portfolio	$72,000	$-	$4,000	$2,300
Overseas Portfolio	$61,000	$-	$6,000	$3,700

December 31, 2007 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$90,000	$-	$3,800	$9,200
Growth Portfolio	$73,000	$-	$2,900	$6,000
High Income Portfolio	$71,000	$-	$2,900	$2,100
Overseas Portfolio	$63,000	$-	$4,800	$3,400

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$815,000	$ -
Tax Fees	$2,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2008A	December 31, 2007A
Audit-Related Fees	$2,340,000	$-
Tax Fees	$2,000	$-
All Other Fees	$190,000	$215,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2008 A	December 31, 2007 A
PwC	$2,995,000	$1,505,000
Deloitte Entities	$1,325,000	$735,000B

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The Fidelity fund's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 2, 2009
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 2, 2009